                                                                   EXHIBIT 99.1

                                                                        ANNEX A

                            CERTAIN CHARACTERISTICS
                             OF THE MORTGAGE LOANS

                                    ANNEX A

                 CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     The schedule and tables appearing in this Annex A set forth certain information with respect to the Mortgage Loans and Mortgaged Properties. Such information is presented, where applicable, as of the Cut-off Date. The statistics in such schedule and tables were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. Such information and operating statements were generally unaudited and have not been independently verified by the Depositor or the Underwriters or any of their respective affiliates or any other person. The sum of the amounts in any column of any of the tables of this Annex A may not equal the indicated total under such column due to rounding.

     Underwriting NOI and the Estimated Annual Revenues and Estimated Annual Operating Expenses used to determine Underwriting NOI for each Mortgaged Property are derived from information furnished by the respective borrowers. Net income for a Mortgaged Property as determined in accordance with generally accepted accounting principles ("GAAP") would not be the same as the stated Underwriting NOI, 1995 NOI or 1994 NOI for such Mortgaged Property as set forth in the following schedule or tables. In addition, none of Underwriting NOI, Most Recent NOI, 1995 NOI or 1994 NOI is a substitute for or comparable to operating income as determined in accordance with GAAP as a measure of the results of a property's operations or a substitute for cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. No representation is made as to the future net cash flow of the Mortgaged Properties, nor is the Underwriting NOI, Most Recent NOI, 1995 NOI or 1994 NOI set forth herein with respect to any Mortgage Property intended to represent such future net cash flow.

     In the schedule and tables set forth in this Annex A, with respect to Mortgage Loans evidenced by one Mortgage Note, but secured by multiple Mortgaged Properties, a portion of the principal balance of the Mortgage Loan has been allocated to each related Mortgaged Property for certain purposes, including determining the Cut-off Date Loan-to-Value Ratio, Underwriting Debt Service Coverage Ratio, Underwriting NOI, Underwriting Cash Flow and Most Recent NOI.

     For purposes of the Prospectus Supplement, including the schedule and tables in this Annex A, the indicated terms shall have the following meanings, modified accordingly, by reference to the Payment Loan Term Notes and footnotes to the schedules that follow:

     1. "UNDERWRITING NOI" or "U/W NOI" as used herein with respect to any Mortgaged Property means an estimate, determined prior to the Delivery Date, of the total cash flow anticipated to be available for annual debt service on a Mortgage Loan calculated as the excess of Estimated Annual Revenues over Estimated Annual Operating Expenses, each of which was generally derived in the following manner:

          (i) "ESTIMATED ANNUAL REVENUES" were generally assumed to be equal to one of the following: (a) the actual amounts of gross rents (in some cases including percentage rent) received during the latest 12-month period covered by operating statements supplied by the borrower (or annualized gross rents if such operating statements covered less than a 12-month period); or (b) the annualized amounts of gross potential rents or monthly contractual base rents under leases in effect as reflected on a rent roll provided by the borrower in connection with the origination of the related Mortgage Loan; or (c) amounts consistent with historical operating trends and market and competitive conditions; provided that such revenues were generally modified by (x) assuming that the occupancy rate for the Mortgaged Property was consistent with the relevant market if such occupancy rate was less than the occupancy rate reflected in the most recent rent roll or operating statements, as the case may be, furnished by the related borrower or as determined by a site inspection of the Mortgaged Property, and (y), in the case of retail, industrial/warehouse, office and medical office Mortgaged Properties, by assuming a level of expense reimbursements from tenants consistent with the terms of the lease or historical trends at the property, and in certain cases, assuming that a specified percentage of rent will become uncollectible. In addition, in the case of certain Mortgaged Properties, upward adjustments may have been made with respect to such revenues to account for all or a portion of the rents provided for under any new leases scheduled to take effect later in the year.

          (ii) "ESTIMATED ANNUAL OPERATING EXPENSES" were generally assumed to be equal to historical expenses reflected in the operating statements and other information furnished by the borrower, except that such expenses were generally modified as follows: (a) adjusting upwards or downwards to reflect a market level management fee and franchise fee, as appropriate, and (b) adjusting certain historical expense items upwards or downwards to amounts that reflect industry norms for the particular type of property and/or taking into consideration material changes in the operating position of the related Mortgaged Property (such as newly signed leases and market data).

     2. "UNDERWRITING CASH FLOW" is Underwriting NOI after certain adjustments have been made that relate to replacement reserves and reserves for capital expenditures and tenant improvement and leasing commissions.

     3. "1995 NOI" is the net operating income (1995 Revenues less 1995 Expenses) for a Mortgaged Property as established by information provided by the related borrower, except that in certain cases such net operating income has been adjusted by removing certain nonrecurring expenses and revenues or by certain other normalizations and in certain cases may reflect annualization of partial year numbers. 1995 NOI does not necessarily reflect accrual of certain costs such as real estate taxes and capital expenditures and does not reflect non-cash items such as depreciation or amortization. In some cases, capital expenditures and non-recurring items may have been treated by a borrower as an expense but were deducted from 1995 Expenses to reflect normalized 1995 NOI. In most cases, no attempt was made to verify the accuracy of any information provided by each borrower or to reflect changes in net operating income that may have occurred since the date of the information provided by each borrower for the related Mortgaged Property.

     4. "1994 NOI" is the net operating income for 1994, calculated in a manner consistent with 1995 NOI.

     5. "MOST RECENT NOI" is the net operating income for any Mortgaged Property based on the most recent available operating statement (generally for a partial year period in 1996) or trailing 12-month net operating income reflected as of the Most Recent NOI End Date, calculated in a manner consistent with 1995 NOI. Where information was not available for 1996 in respect of a Mortgaged Property, Most Recent NOI as set forth in this Annex A shall be 1995 NOI.

     6. "ANNUAL DEBT SERVICE" means, for any Mortgage Loan 12 times the Monthly Payment in effect as of the Cut-off Date (or, in the case of each Cash-Flow Amortization Loan, an assumed Monthly Payment of principal and interest based on the applicable Current Mortgage Rate and a 25-year amortization term).

     7. "DEBT SERVICE COVERAGE RATIO," "UNDERWRITING DEBT SERVICE COVERAGE RATIO" and "UNDERWRITING DSCR" means, with respect to any Mortgage Loan, (a) the Underwriting NOI for the related Mortgaged Property, divided by (b) the Annual Debt Service for such Mortgage Loan.

     8. "COMBINED DEBT SERVICE COVERAGE RATIO" or "UNDERWRITING COMBINED DSC" means, with respect to any Cross-Collateralized Mortgage Loan, (a) aggregate Underwriting NOI for all the related Mortgaged Properties, divided by (b) the aggregate Annual Debt Service for such Cross-Collateralized Mortgage Loan and all other Mortgage Loans with which it is cross-collateralized.

     9. "APPRAISED VALUE" means, for any Mortgaged Property, the appraiser's adjusted value as stated in the most recent third party appraisal, available to the Depositor. No representation is made that any such value would approximate either the value that would be determined in a current appraisal of the related Mortgaged Property or the amount that would be realized upon a sale.

     10. "CUT-OFF DATE LOAN-TO-VALUE RATIO," "CUT-OFF DATE LTV RATIO," "LOAN-TO-VALUE RATIO" or "LTV" means, with respect to any Mortgage Loan, the Cut-off Date Balance of such Mortgage Loan divided by the Appraised Value of the related Mortgaged Property.

     11. "NET RENTABLE AREA" or "PROPERTY SIZE (SF)" or "SF" means, in the case of a Mortgaged Property operated as a retail center, office or medical office complex, industrial/warehouse facility, self-storage facility or combination retail office facility, the square footage of the net rentable or leasable area.

     12. "TOTAL UNITS" means: (i) in the case of a Mortgaged Property operated as multifamily housing, the number of apartments, regardless of the size of or number of rooms in such apartment; (ii) in the case of a Mortgaged Property operated as a self-storage facility, the number of self-storage units; (iii) in the case of a Mortgaged Property operated as a nursing home, the number of beds;
(iv) in the case of a Mortgaged Property constituting a mobile home park, the number of pads; and (v) in the case of a Mortgaged Property operated as a hotel, the number of guest rooms.

     13. "OCCUPANCY %" means the percentage of Net Rentable Area or Total Units, as the case may be, of the Mortgaged Property that was occupied as of a specified date (identified on this Annex A as the "Occupancy as of Date"), as specified by the borrower or as derived from the Mortgaged Property's rent rolls or as determined by a site inspection of the Mortgaged Property. Information in this Annex A concerning the "Largest Tenant" and "Second Largest Tenant" is presented as of the same date as of which the Occupancy % is specified.

     14. "BALLOON AMOUNT" means, with respect to any Balloon Loan, the principal amount that will be due at maturity for such Balloon Loan based on the Maturity Assumptions and a 0% CPR.

     15. "LTV AT BALLOON" or "BALLOON LOAN-TO-VALUE RATIO" means, with respect to any Balloon Loan, the Balloon Amount for such Balloon Loan divided by the Appraised Value of the related Mortgaged Property.

     16. "CURRENT MORTGAGE RATE" means, with respect to any Mortgage Loan, the Mortgage Rate in effect of the Cut-off Date.

     17. "CURRENT REPLACEMENT RESERVES" means, for any Mortgaged Property, reserves escrowed by the originator at closing for needed repairs and remediation or abatement of environmental issues as set forth in engineering and environmental reports, as reduced by the portion of such amounts applied for their intended purpose. Current Replacement Reserves are reported as of a date within 90 days prior to the Cut-off Date.

     18. "CURRENT OTHER RESERVES" means, for any Mortgaged Property, reserves (including cash equivalents) escrowed by the originator at closing for payment of future leasing commissions, tenant improvement expenses and capital expenditures, as reduced by the portion of such amounts applied for their intended purposes. Current Other Reserves are reported as of a date within 90 days prior to the Cut-off Date.

     19. CUT-OFF DATE PRINCIPAL BALANCE" and "MORTGAGE INTEREST RATE" have the same meanings as "Cut-off Date Balance" and "Mortgage Rate", respectively.

     20. PAYMENT LOAN TERM NOTES. The indicated Mortgage Loans have the following payment terms.

Adjustable Rate Terms

                                                                                                                      MORTGAGE
                           CUT-OFF                                                           MAXIMUM     MINIMUM        RATE
 LOAN       CONTROL         DATE                                                  GROSS      MORTGAGE    MORTGAGE    ADJUSTMENT
COUNTER      NUMBER        BALANCE             PROPERTY NAME           INDEX      MARGIN      RATE        RATE          DATE
-------     --------     -----------     -------------------------    -------     ------     -------     -------     ----------
   1        CONT1010     $13,176,907     Saddleback Apartments          LIBOR      2.75%      11.75%       6.00%      04-01-97
                                                                         -- 6
                                                                        month
   2        CONT1020       7,400,272     Sierra Creek Apartments        LIBOR      2.75       11.75        6.00       04-01-97
                                                                         -- 6
                                                                        month
   3        CONT1080       4,642,872     Mill Park Apartments           LIBOR      2.75       11.75        6.00       04-01-97
                                                                         -- 6
                                                                        month
   4        CONT1790       2,840,738     Heather Glen Care Center       LIBOR      3.00       12.75        8.50       04-01-97
                                                                         -- 6
                                                                        month
   5        CONT1150       2,626,065     Misty Ridge Apartments         LIBOR      2.75       11.75        6.00       04-01-97
                                                                         -- 6
                                                                        month
   6        CONT1320       1,764,531     Plantation House               LIBOR      2.75       11.75        6.00       04-01-97
                                           Apartments                    -- 6
                                                                        month
   7        CONT1930       1,023,762     15-17 Microlab Road            LIBOR      3.15       12.00        9.00       04-01-97
                         -----------                                     -- 6     -----      ------      ------
                                                                        month
   Total or
   Wtd. Avg.             $33,475,147                                             2.7834%     11.843%      6.304%

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Loan Counters 9 and 10, 500 Enterprise Drive and Tech Center

Multiple Mortgaged Properties: The two Mortgaged Properties secure one Mortgage Note with an original balance of $18,731,250. The loan terms are reported separately with respect to each Mortgaged Property, allocated generally based upon each property's value.

Loan Counter 11, Dadeland

Interest-Only, Then Amortizing Payments: The Mortgage Loan requires Monthly Payments of interest only in the amount of $129,544.26 from September 1, 1996 through August 1, 1997. During this period, the Mortgage Rate is 9.6555% per annum. Commencing on September 1, 1997 and through maturity, Monthly Payments of principal and interest in the amount of $129,544.26 are required based on a Mortgage Rate of 9.00% per annum.

Loan Counter 14, 3(rd) & 4(th) Battery

Interest-Only, Then Amortizing Payments: The Mortgage Loan requires Monthly Payments of interest only in the amount of $102,223.74 from August 1, 1996 through July 1, 1997. During this period, the payment Mortgage Rate is 9.9065% per annum. Commencing on August 1, 1997 and through maturity, Monthly Payments of principal and interest in the amount of $102,223.74 are required based on a Mortgage Rate of 8.80% per annum.

Loan Counter 15, Centra 600

Interest-Only, Then Amortizing Payments: The Mortgage Loan requires Monthly Payments of interest only in the amount of $97,239.70 from June 1, 1996 through May 1, 1997. During this period, the Mortgage Rate is 9.8250% per annum. Commencing on June 1, 1997 and through maturity, Monthly Payments of principal and interest in the amount of $97,239.70 are required based on a Mortgage Rate of 8.70% per annum.

Loan Counter 16, Lantana Cascade

Interest-Only, Then Amortizing Payments: The Mortgage Loan requires Monthly Payments of interest only in the amount of $68,559.66 from January 1, 1996 through December 1, 1997. During this period, the Mortgage Rate is 8.16% per annum (based upon actual days over a 360-day year interest calculation method). Commencing on January 1, 1998 and through maturity, Monthly Payments of principal and interest in the amount of $76,170.06 are required based on a Mortgage Rate of 8.16% per annum.

Extension Option: The borrower has the option to extend the Mortgage Loan an additional 2 years, or to November 22, 2002, provided the borrower has satisfied the following conditions: a) borrower provides written notice ("Extension Notice") of intent to extend no less than 60 days prior to maturity, b) borrower is not, at the time of the delivery of the Extension Notice, or at any time thereafter prior to the maturity date, in default, c) borrower causes the title insurer to endorse the Title Insurance Policy with such endorsements as lender may reasonably require to assure lender that the extension does not affect the lien priority, d) borrower executes and delivers to lender an extension and modification agreement memorializing the extension of the maturity date and the new loan terms and that the document be recorded, e) borrower pays all costs and expenses incurred by lender in connection with such extension and modification, and f) the borrower agrees that the extension terms will require Monthly Payments of principal and interest based on a Mortgage Rate equal to the greater of a) the sum of a six-month LIBO rate as reported in the Money Rates section of the Wall Street Journal 15 business days prior to such adjustment date plus a 3% margin or b) 8.16% per annum. This rate is to become effective 1 day after the initial maturity date of November 22, 2000, and to be adjusted on June 1, 2001 and each 6 month period thereafter. The monthly principal and interest payments shall be adjusted each time the interest rate is adjusted based upon a 28-year amortization schedule from the time of extension. During the extension period, the loan may be prepaid at par.

Loan Counter 17, 1001 Connecticut Avenue

Interest-Only, Then Amortizing Payments: The Mortgage Loan requires Monthly Payments of interest only in the amount of $76,702.69 from October 1, 1996 through September 1, 1997. During this period, the Mortgage Rate is 10.005% per annum. Commencing on October 1, 1997 and through maturity, Monthly Payments of principal and interest in the amount of $76,702.69 are required based on a Mortgage Rate of 8.92% per annum.

Extension Option: The borrower has the option to extend the Mortgage Loan an additional 5 years, or to December 31, 2005. The extension terms require Monthly Payments of principal and interest based on a Mortgage Rate equal to 240 basis points over the bid side yield of the 5-year US Treasury determined as of the close of business on the last business day immediately preceding the initial maturity date of December 31, 2000. The payments are to be determined using an initial amortization period of 249 months.

The loan may be prepaid at par during the extension period. The loan has a prepayment penalty equal to the greater of 1% or yield maintenance with no open period during the extension period (Note: The loan has 60-day open window prior to the initial maturity date of December 31, 2000).

Loan Counter 20, Westwind/Oak Ridge

Interest-Only, Then Amortizing Payments: The Mortgage Loan requires Monthly Payments of interest only in the amount of $62,739.07 from September 1, 1996 through August 1, 1997. During this period, the Mortgage Rate is 9.9883% per annum. Commencing on September 1, 1997 and through maturity, Monthly Payments of principal and interest in the amount of $62,739.07 are required based on a Mortgage Rate of 8.90% per annum.

Loan Counter 40, 1634 Eye Street

Interest-Only, Then Amortizing Payments: The Mortgage Loan requires Monthly Payments of interest only in the amount of $42,200.64 from October 1, 1996 through September 1, 1997. During this period, the Mortgage Rate is 9.483% per annum. Commencing on October 1, 1997 and through maturity, Monthly Payments of principal and interest in the amount of $42,200.64 are required based on a Mortgage Rate of 8.80% per annum.

Extension Option: The borrower has the option to extend the loan an additional 5 years, or to December 31, 2005. The extension terms require Monthly Payments of principal and interest based on a Mortgage Rate equal to 240 basis points over the bid side yield of the 5-year US Treasury determined as of the close of business on the last business day immediately preceding the initial maturity date of December 31, 2000. The payments are to be determined using an initial amortization period of 309 months. The loan has a prepayment penalty equal to the greater of 1% or the result of a yield maintenance formula with no open period during such extension period. The loan has 60-day open window prior to the initial maturity date of December 31, 2000.

Loan Counter 42, Georgetowne Apartments

Interest-Only, Then Amortizing Payments: The Mortgage Loan requires Monthly Payments of interest only in the amount of $41,417.24 from February 1, 1996 through January 1, 1997. During this period, the Mortgage Rate is 9.558% per annum. Commencing on February 1, 1997 and through maturity, Monthly Payments of principal and interest in the amount of $41,417.24 are required at based on a Mortgage Rate of 8.37% per annum.

Loan Counter 47, Plaza Del Mar

Interest-Only, Then Amortizing Payments: The Mortgage Loan requires Monthly Payments of interest only in the amount of $40,455.12 from June 1, 1996 through May 1, 1997. During this period, the payment interest rate is 10.6825% per annum. Commencing on June 1, 1997 and through maturity, Monthly Payments of principal and interest in the amount of $40,455.12 are required based on a Mortgage Rate of 8.85% per annum.

Loan Counter 62, Parkway Market Center

Interest-Only, Then Amortizing Payments: The Mortgage Loan requires Monthly Payments of interest only in the amount of $28,840.56 from October 1, 1996 through March 1, 1997. During this period, the Mortgage Rate is 10.103254% per annum. Commencing on April 1, 1997 and through maturity, Monthly Payments of principal and interest in the amount of $28,840.56 are required based on a Mortgage Rate of 9.04% per annum.

U-Haul Loans

Interest-Only Plus Cash Flow Payments: For the purposes of this Annex A, the payment amount is based upon a 25-year amortization. The debt service is equal to monthly payments of interest plus quarterly payments of principal based on Net Cash Flow. For the first seven years of each Cash-Flow Amortization Loan, principal payments are due on the last day of each calendar quarter in an amount equal to 50% of Net Cash Flow from the related Mortgaged Property for such calendar quarter. For the remaining three loan years, 100% of the Net Cash Flow is payable on a quarterly calendar basis. (See table below for loan payment dates.) Based upon principal reductions to date, the principal has been reduced more rapidly than a 25-year amortization schedule would have designated.

                                                                                                         1ST
                                                        1ST PRINCIPAL                                 PRINCIPAL
   LOAN       PROPERTY     ORIGINATION   1ST INTEREST     DUE DATE        END OF        START OF       DUE DATE        LOAN
  COUNTER     LOCATION        DATE         DUE DATE       (50% NCF)      7 YEARS      REMAIN 3 YRS    (100% NCF)     MATURITY
  -------   -------------  -----------   ------------   -------------   ----------   --------------   ----------    ----------
     87     Sterling         12/01/93      01/31/94        03/31/94     12/31/2000     01/01/2001     03/31/2001    12/01/2003
     97     Richmond         12/01/93      01/31/94        03/31/94     12/31/2000     01/01/2001     03/31/2001    12/01/2003
    101     Odenton          09/01/93      10/31/93        12/31/93     09/30/2000     10/01/2000     12/31/2000    09/01/2003
    109     Oaklawn Blvd     09/01/94      10/31/94        12/31/94     09/30/2001     10/01/2001     12/31/2001    09/01/2004
    111     N Richland       12/01/93      01/31/94        03/31/94     12/31/2000     01/01/2001     03/31/2001    12/01/2003
    119     Shreveport       04/01/94      05/31/94        06/30/94     04/30/2001     05/01/2001     6/30/2001 *   04/01/2004
    123     Marrero          04/01/94      05/31/94        06/30/94     04/30/2001     05/01/2001     6/30/2001 *   04/01/2004
    125     Myrtle Beach     09/01/93      10/31/93        12/31/93     09/30/2000     10/01/2000     12/31/2000    09/01/2003
    126     Jefferson        09/01/94      10/31/94        12/31/94     09/30/2001     10/01/2001     12/31/2001    09/01/2004

-------------------------

* Principal payment is a blend of 50% and 100% Net Cash Flow because of an anniversary date in the middle of a calendar quarter.

                                    ANNEX A

ANNEX A FOOTNOTES

      1. The loans are cross collateralized.

      2. The Hobbs Plaza loan is cross collateralized with the Broadmoor Shopping Center loan, but the Broadmoor Shopping Center loan is not cross collateralized with the Hobbs Plaza loan.

      3. The properties are secured by the same mortgage note. The replacement reserve information detailed for 500 Enterprise Drive represents the replacement reserve balance for both properties. The loan currently requires replacement reserve payments equal to 50% of the properties' cash flow after debt service until the reserve account is fully funded at $500,000 and tenant improvement/leasing commission reserve payments of 100% of cash flow after debt service until the reserve account equals $10/sf on space rolling within the ensuing 24 months (the reserve will begin funding if at any point in time the total sf of vacancies and leases rolling in the next 24 months is greater than 15% of the total square footage of the properties combined.

      4. The Current Replacement Reserve balance of $400,000 and the Current Other Reserves balance of $200,000 are letters of credit assigned to the lender.

      5. The Current Replacement Reserve balance of ($280,000) includes a $250,000 letter of credit assigned to the lender.

      6. The Current Replacement Reserve balance and payment information represent the balance and payment for both the Replacement Reserve and the Current Other Reserve (tenant improvement/leasing commission reserves).

      7. The prepayment penalty for years 16-25 is 1%, with a 90 day open period prior to maturity.

      8. The prepayment penalty for years 16-20 is 1% with a 100 day open period prior to maturity.

      9. The prepayment penalty for the 16th loan year is the greater of yield maintenance or 1% with a 100 day open period prior to maturity.

         Prepayment Penalty Definitions
         - LO - Lockout
         - YM - Treasury-Based Yield Maintenance
         - 1%+YM - Treasury-Based Yield Maintenance Plus 1% of Outstanding Principal Balance
         - YM/1%OPB - Greater of Treasury-Based Yield Maintenance or 1% of Original Principal Balance
         - YM/3%OPB - Greater of Treasury-Based Yield Maintenance or 3% of Original Principal Balance
         - YM/1%UPB - Greater of Treasury-Based Yield Maintenance or 1% of Unpaid Principal Balance
         - YM/1%PPB - Greater of Treasury-Based Yield Maintenance or 1% of Prepaid Principal Balance (Loans may be prepaid in part or in whole)
         - YM(LIB) - LIBOR-Based Yield Maintenance of Outstanding
           Principal Balance
         - YM(LIB+1%) - LIBOR-Based Yield Maintenance Plus 1% of Outstanding Principal Balance
         - YM(LIB+2%) - LIBOR-Based Yield Maintenance Plus 2% of Outstanding Principal Balance
         - YM(LIB+3%) - LIBOR-Based Yield Maintenance Plus 3% of Outstanding Principal Balance
         - YM(LIB+4%) - LIBOR-Based Yield Maintenance Plus 4% of Outstanding Principal Balance
         - YM(LIB+5%) - LIBOR-Based Yield Maintenance Plus 5% of Outstanding Principal Balance
         - <YM/5% UBP - Lesser of Treasury Based Yield Maintenance or 5% of Unpaid Principal Balance.
         - <YM/3% UBP - Lesser of Treasury Based Yield Maintenance or 3% of Unpaid Principal Balance.
         - <YM/1% UBP - Lesser of Treasury Based Yield Maintenance or 1% of Unpaid Principal Balance.

                             MORTGAGE LOAN SCHEDULE

                                    ANNEX A

 LOAN      CONTROL
COUNTER    NUMBER            PROPERTY NAME                      PROPERTY ADDRESS                       CITY
-------   ---------  -----------------------------  -----------------------------------------  ---------------------
Group 1
   1      CONT1010   Saddleback Apartments          4722 East Bell Road                        Phoenix
   2      CONT1020   Sierra Creek Apartments        501 W. Central Texas Expwy                 Kileen
   3      CONT1080   Mill Park Apartments           2900 Mc Cann Road                          Longview
   4      CONT1790   Heather Glen Care Center       5910 West Northern Avenue                  Glendale
   5      CONT1150   Misty Ridge Apartments         301 West Hawkins Parkway                   Longview
   6      CONT1320   Plantation House Apartments    2601 Hudnall Street                        Dallas
   7      CONT1930   15-17 Microlab Road            15-17 Microlab Road                        Livingston
Group 2
   8      CONT1720   Sterling Estates               9300 West 79th Street                      Justice
   9      ING56062   500 Enterprise Drive           500 Enterprise Dr.                         Rocky Hill
  10      ING56062   Tech Center                    1-91 Tech Ct., 795-865 Brook St            Rocky Hill
  11      ING57027   Dadeland                       7700 North Kendall Dr.                     Miami
  12      CONT1970   Pigeon Forge Factory Outlet    2850 Parkway (US Hwy 441)                  Pigeon Forge
  13      CONT1730   Whippletree Village            525 North McHenry Road                     Wheeling
  14      ING57012   3rd & 4th Battery              3rd & 4th Battery                          Seattle
  15      ING56875   Centra 600                     600 Old Country Road                       Garden City
  16      ING56911   Lantana Cascade                6330 S. Congress Ave                       Lantana
  17      ING57094   1001 Connecticut Avenue        1001 Connecticut Avenue, N.W.              Washington DC
  18      ING56279   Radisson Agoura Hills          30100 Agoura Road                          Agoura Hill
  19      GMAC1010   Berkeley Center                2200-2240 Shattuck Ave.                    Berkeley
  20      ING57026   Westwind/Oak Ridge             2250-2470 West Mason St                    Green Bay
  21      CONT1030   Westwood Villa Apartments      2901 S. Sepulveda                          Los Angeles
  22      CONT1180   Tulip Ave Apartments           66-70 Tulip Ave.                           Floral Park
  23      CONT1360   Merrick Road Apartments        700 Merrick Road                           Baldwin
  24      CONT1370   555 Front Street               555 Front Street                           Heampstead
  25      CONT1620   Broadway Apartments            56 Broadway                                Freeport
  26      CONT1640   Tulip Ave Apartments           62 Tulip Ave                               Floral Park
  27      CONT1710   26 Burr Avenue                 26 Burr Avenue                             Village of Hempstead
  28      ING56347   Freeman Medical                323 Prairie Avenue                         Inglewood
  29      ING56874   Gorham Island                  One Gorham Island                          Westport
  30      CONT1040   The Meadows                    14470 East 13 Avenue                       Aurora
  31      CONT1050   Oxford Center                  1172-1198 Third Ave                        Chula Vista
  32      CONT1190   30 North Long Beach Ave        30 North Long Beach Ave                    Freeport
  33      CONT1460   48 South Long Beach Road       48 South Long Beach Road                   Freeport
  34      CONT1630   77 Terrace Avenue              77 Terrace Avenue                          Hempstead
  35      CONT1660   Lincoln Blvd. Apartments       21 Lincoln Blvd.                           Hempstead
  36      CONT1670   193 Washington Street          193 Washington Street                      Hempstead
  37      CONT1690   43 Burr Avenue                 43 Burr Avenue                             Hempstead
  38      CONT1700   Van Cott Apartments            85 Van Cott Street                         Hempstead
  39      CONT1060   Torpedo Factory Landing PH V   101 N. Union Street                        Alexandria
  40      ING57095   1634 Eye Street                1634 Eye Street                            Washington DC
  41      GMAC1170   Green Wood Apartments          790 Green Wave Road                        Gallatin
  42      ING56510   Georgetowne Apartments         2222 South 142 Court                       Omaha
  43      CONT2010   Otter Run Apartments           1025 Assisi Lane                           Atlantic Beach
  44      CONT1070   Highland Industrial Park       One Highland Industrial Park               Peekskill
  45      CONT2000   The Inn at Jackson Hole        3345 West McCollister Drive                Teton Village
  46      ING0002    The Dome Building              1045 - 1099 Westwood Blvd.                 Los Angeles
  47      ING56861   Plaza Del Mar                  12835 & 12845 Pointe Del Mar Way;
                                                    12865 Caminito Pointe Del Mar              San Diego
  48      GMAC1020   Plaza de Santa Fe              16950-56 Via De Santa Fe                   Rancho Santa Fe
  49      GMAC1030   Block C                        6024 Paseo Delicias                        Rancho Santa Fe
  50      CONT2070   San Francisco Loc-N-Stor       466 Townsend Street                        San Francisco

                                    ANNEX A

                                                                    CUT-OFF       CURRENT
                             PROPERTY              ORIGINAL          DATE         MORTGAGE                    FIRST
STATE      ZIP                 TYPE                 BALANCE         BALANCE         RATE       FOOTNOTE     PYMT DATE
------    ------    --------------------------    -----------     -----------     --------     --------     ---------
  AZ      85032     Multifamily                   $13,410,217     $13,176,907       8.531                   11/01/94
  TX      76541     Multifamily                     7,531,300       7,400,272       8.531                   11/01/94
  TX      75601     Multifamily                     4,725,078       4,642,872       8.531                   11/01/94
  AZ      85301     Nursing Home                    2,850,000       2,840,738       8.875                   08/01/96
  TX      75605     Multifamily                     2,672,562       2,626,065       8.531                   11/01/94
  TX      75235     Multifamily                     1,795,774       1,764,531       8.531                   11/01/94
  NJ      07039     Industrial/Warehouse            1,030,000       1,023,762       9.000                   08/01/96


  IL      60458     Mobile Home Park               24,000,000      23,970,819       8.500                   10/01/96
  CT      06067     Office                         12,231,000      12,185,012       8.750        (3)        08/01/95
  CT      06067     Office                          6,500,250       6,475,609       8.750        (3)        08/01/95
  FL      33156     Retail                         16,100,000      16,100,000       9.656                   09/01/96
  TN      37863     Retail                         15,400,000      15,387,890       9.750                   11/01/96
  IL      60090     Mobile Home Park               13,000,000      12,984,642       8.640                   10/01/96
  WA      98121     Office                         12,382,600      12,382,600       9.907                   08/01/96
  NY      11530     Office                         11,876,625      11,876,625       9.825                   06/01/96
  FL      33462     Mobile Home Park                9,950,000       9,950,000       8.160                   01/01/96
  DC      20036     Office                          9,200,000       9,200,000      10.005        (4)        10/01/96
  CA      91301     Lodging                         8,585,000       8,585,000       9.850                   12/01/96
  CA      94704     Office                          8,303,870       8,277,341       9.730        (6)        08/01/96
  WI      54303     Retail                          7,537,500       7,537,500       9.988                   09/01/96
  CA      90064     Multifamily                     7,235,000       7,172,730       8.000                   04/01/96
  NY      11001     Multifamily                     2,467,500       2,450,438       8.000                   02/01/96
  NY      11510     Multifamily                     1,597,500       1,586,454       8.000                   02/01/96
  NY      11550     Multifamily                     1,560,000       1,549,213       8.000                   02/01/96
  NY      11520     Multifamily                       712,500         707,573       8.000                   02/01/96
  NY      11001     Multifamily                       550,000         546,197       8.000                   02/01/96
  NY      11550     Multifamily                       138,750         137,790       8.000                   02/01/96
  CA      90301     Office                          6,554,925       6,554,925       9.020                   12/01/95
  CT      06880     Office                          6,500,000       6,500,000       8.750                   06/01/96
  CO      80011     Mobile Home Park                6,500,000       6,489,212       8.975                   09/01/96
  CA      91911     Office                          6,140,000       6,130,706      10.000                   10/01/96
  NY      11520     Multifamily                     2,442,300       2,425,412       8.000                   02/01/96
  NY      11520     Multifamily                     1,372,500       1,363,009       8.000                   02/01/96
  NY      11550     Multifamily                       614,600         610,350       8.000                   02/01/96
  NY      11550     Multifamily                       447,750         444,654       8.000                   02/01/96
  NY      11550     Multifamily                       426,750         423,799       8.000                   02/01/96
  NY      11550     Multifamily                       375,000         372,407       8.000                   02/01/96
  NY      11550     Multifamily                       307,380         305,255       8.000                   02/01/96
  VA      22314     Office                          5,600,000       5,558,975       9.000                   04/01/96
  DC      20006     Office                          5,340,000       5,340,000       9.483        (5)        10/01/96
  TN      37066     Multifamily                     5,322,000       5,271,368       8.860        (6)        08/01/95
  NE      68144     Multifamily                     5,200,000       5,200,000       9.558                   02/01/96
  FL      32233     Multifamily                     5,200,000       5,192,191       8.875                   10/01/96
  NY      10566     Self-Storage/Mini-Storage       5,150,000       5,120,951       9.750                   05/01/96
  WY      83025     Lodging                         5,000,000       4,991,997       9.670                   10/01/96


  CA      90024     Retail                          4,700,000       4,697,599       9.320                   11/01/96
  CA      92014     Office                          4,545,000       4,545,000      10.683                   06/01/96
  CA      92067     Office                          3,000,000       2,994,743       9.130        (6)        10/01/96
  CA      92068     Office                          1,500,000       1,497,372       9.130        (6)        10/01/96
  CA      94107     Self-Storage/Mini-Storage       4,400,000       4,392,599       9.375                   10/01/96

































































     MONTHLY
     PAYMENT
  -------------
   $  103,408.84
       58,075.35
       36,436.02
       23,683.92
       20,608.66
       13,847.57
        9,267.18


      184,539.23
      100,556.38
       53,441.39
      129,544.26
      137,235.18
      101,251.44
      102,223.74
       97,239.70
       68,559.66
       76,702.69
       81,995.73
       73,882.65
       62,739.07
       55,840.91
       18,105.64
       11,721.89
       11,446.73
        5,228.07
        4,035.71
        1,018.10
       58,976.36
       53,439.34
       52,183.59
       55,794.23
       17,920.73
       10,070.92
        4,509.72
        3,285.43
        3,131.34
        2,751.62
        2,255.45
       46,995.00
       42,200.64
       42,287.00
       41,417.24
       42,348.71
       45,893.58
       44,277.14


       38,904.39
       40,455.12
       25,433.49
       12,721.75
       38,061.02

                                    ANNEX A

                                            ORIGINAL                                      REMAINING
                                              TERM          ORIGINAL                        TERM
 LOAN                                      TO MATURITY        AMORT        SEASONING     TO MATURITY      MATURITY        BALLOON
COUNTER           PROPERTY NAME              (MOS.)        TERM (MOS.)      (MOS.)         (MOS.)           DATE           AMOUNT
-------   -----------------------------    -----------     -----------     ---------     -----------     ----------     ------------
Group 1
   1      Saddleback Apartments                120             360             25             95         10/01/2004     $ 11,881,920
   2      Sierra Creek Apartments              120             360             25             95         10/01/2004        6,672,995
   3      Mill Park Apartments                 120             360             25             95         10/01/2004        4,186,584
   4      Heather Glen Care Center              84             300              4             80         07/01/2003        2,555,139
   5      Misty Ridge Apartments               120             360             25             95         10/01/2004        2,367,982
   6      Plantation House Apartments          120             360             25             95         10/01/2004        1,591,118
   7      15-17 Microlab Road                  120             240              4            116         07/01/2006          735,319
Group 2
   8      Sterling Estates                      60             360              2             58         09/01/2001       22,939,714
   9      500 Enterprise Drive                  84             300             16             68         07/01/2002       11,178,233
  10      Tech Center                           84             300             16             68         07/01/2002        5,940,424
  11      Dadeland                             120             360              3            117         08/01/2006       14,664,260
  12      Pigeon Forge Factory Outlet          121             300              1            120         11/01/2006       12,954,499
  13      Whippletree Village                   84             360              2             82         09/01/2003       12,135,108
  14      3rd & 4th Battery                     72             300              4             68         07/01/2002       11,543,484
  15      Centra 600                           120             300              6            114         05/01/2006       10,085,713
  16      Lantana Cascade                       60             336             11             49         11/22/2000        9,915,717
  17      1001 Connecticut Avenue               52             300              2             50         12/31/2000        8,825,374
  18      Radisson Agoura Hills                 60             240              0             60         11/01/2001        7,714,570
  19      Berkeley Center                       84             300              4             80         07/01/2003        7,532,340
  20      Westwind/Oak Ridge                    60             300              3             57         08/01/2001        7,154,776
  21      Westwood Villa Apartments            120             300              8            112         03/01/2006        5,860,061
  22      Tulip Ave Apartments                 120             360             10            110         01/01/2006        2,168,259
  23      Merrick Road Apartments              120             360             10            110         01/01/2006        1,403,766
  24      555 Front Street                     120             360             10            110         01/01/2006        1,370,812
  25      Broadway Apartments                  120             360             10            110         01/01/2006          626,093
  26      Tulip Ave Apartments                 120             360             10            110         01/01/2006          483,299
  27      26 Burr Avenue                       120             360             10            110         01/01/2006          121,922
  28      Freeman Medical                      120             241             12            108         11/01/2005        4,968,895
  29      Gorham Island                        120             300              6            114         05/01/2006        5,445,155
  30      The Meadows                           84             360              3             81         08/01/2003        6,091,489
  31      Oxford Center                        120             300              2            118         09/01/2006        5,204,490
  32      30 North Long Beach Ave              120             360             10            110         01/01/2006        2,146,114
  33      48 South Long Beach Road             120             360             10            110         01/01/2006        1,206,051
  34      77 Terrace Avenue                    120             360             10            110         01/01/2006          540,065
  35      Lincoln Blvd. Apartments             120             360             10            110         01/01/2006          393,450
  36      193 Washington Street                120             360             10            110         01/01/2006          374,996
  37      43 Burr Avenue                       120             360             10            110         01/01/2006          329,522
  38      Van Cott Apartments                  120             360             10            110         01/01/2006          270,103
  39      Torpedo Factory Landing PH V         120             300              8            112         03/01/2006        4,645,549
  40      1634 Eye Street                       52             360              2             50         12/31/2000        5,203,294
  41      Green Wood Apartments                180             360             16            164         07/01/2010        4,214,836
  42      Georgetowne Apartments               120             300             10            110         01/01/2006        4,385,462
  43      Otter Run Apartments                  84             324              2             82         09/01/2003        4,756,369
  44      Highland Industrial Park             120             300              7            113         04/01/2006        4,342,795
  45      The Inn at Jackson Hole              120             300              2            118         09/01/2006        4,209,207
  46      The Dome Building                    120             360              1            119         10/01/2006        4,232,890
  47      Plaza Del Mar                         60             240              6             54         05/01/2001        4,157,079
  48      Plaza de Santa Fe                    120             300              2            118         09/01/2006        2,495,997
  49      Block C                              120             300              2            118         09/01/2006        1,247,998
  50      San Francisco Loc-N-Stor             120             300              2            118         09/01/2006        3,680,687

                                    ANNEX A

 RELATED                        PREPAYMENT
MORTGAGE          FEE/           PENALTY        OPEN       PREPAY          PREPAY            PREPAY            PREPAY
  LOANS         LEASEHOLD       EXPIRATION     PERIOD      YEAR 1          YEAR 2            YEAR 3            YEAR 4
---------    ---------------    ----------     ------     ---------    --------------    --------------    --------------
   Yes             Fee            10/01/99       60       5%           4%                3%                2%
   Yes             Fee            10/01/99       60       5%           4%                3%                2%
   Yes             Fee            10/01/99       60       5%           4%                3%                2%
   No              Fee          01/01/2003        6       LO           YM(LIB)+4%PPB     YM(LIB)+3%PPB     YM(LIB)+2%PPB
   Yes             Fee            10/01/99       60       5%           4%                3%                2%
   Yes             Fee            10/01/99       60       5%           4%                3%                2%
   Yes             Fee          01/01/2006        6       LO           LO                LO                YM(LIB)+5%UPB

   Yes             Fee          09/01/2000       12       YM           YM                YM                1%
 Yes(1)            Fee          01/01/2002        6       YM/1%PPB     YM/1%PPB          YM/1%PPB          YM/1%PPB
 Yes(1)            Fee          01/01/2002        6       YM/1%PPB     YM/1%PPB          YM/1%PPB          YM/1%PPB
   No              Fee          08/01/2006        0       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   No        Both Fee/Lease     09/01/2006        2       LO           LO                YM/1%UPB          YM/1%UPB
   Yes             Fee          09/01/2001       24       YM           YM                YM                YM
   No              Fee          07/01/2002        0       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   No              Fee          11/01/2005        6       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   No              Fee          11/22/2000        0       YM/1%PPB     YM/1%PPB          YM/1%PPB          YM/1%PPB
   Yes             Fee          10/31/2000        2       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   Yes             Fee          11/01/2001        0       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   No        Both Fee/Lease     01/01/2003        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No           Leasehold       08/01/2001        0       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   No              Fee          09/01/2005        6       LO           LO                LO                YM/1%UPB
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No           Leasehold       11/01/2005        0       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   No              Fee          02/01/2006        3       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   Yes             Fee          08/01/2001       24       YM           YM                YM                YM
   No              Fee          03/01/2006        6       LO           LO                LO                LO
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          07/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No           Leasehold       09/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   Yes             Fee          10/31/2000        2       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   Yes             Fee          01/01/2010        6       LO           LO                LO                LO
   No              Fee          10/01/2005        3       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   Yes             Fee          03/01/2003        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          10/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          03/01/2006        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          10/01/2006        0       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   No              Fee          05/01/2001        0       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
 Yes(1)            Fee          03/01/2006        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          03/01/2006        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          09/01/2004       24       LO           LO                LO                5%

                                    ANNEX A

 LOAN                                          PREPAY            PREPAY            PREPAY            PREPAY
COUNTER           PROPERTY NAME                YEAR 5            YEAR 6            YEAR 7            YEAR 8
-------   -----------------------------    --------------    --------------    --------------    --------------
Group 1
   1      Saddleback Apartments            1%                N/A               N/A               N/A
   2      Sierra Creek Apartments          1%                N/A               N/A               N/A
   3      Mill Park Apartments             1%                N/A               N/A               N/A
   4      Heather Glen Care Center         YM(LIB)+1%PPB     YM(LIB)           YM(LIB)           N/A
   5      Misty Ridge Apartments           1%                N/A               N/A               N/A
   6      Plantation House Apartments      1%                N/A               N/A               N/A
   7      15-17 Microlab Road              YM(LIB)+4%UPB     YM(LIB)+3%UPB     YM(LIB)+2%UPB     YM(LIB)+1%UPB
Group 2
   8      Sterling Estates                 N/A               N/A               N/A               N/A
   9      500 Enterprise Drive             YM/1%PPB          YM/1%PPB          YM/1%PPB          N/A
  10      Tech Center                      YM/1%PPB          YM/1%PPB          YM/1%PPB          N/A
  11      Dadeland                         YM/1%OPB          YM/1%OPB          YM/1%OPB          YM/1%OPB
  12      Pigeon Forge Factory Outlet      YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  13      Whippletree Village              1%                N/A               N/A               N/A
  14      3rd & 4th Battery                YM/1%OPB          YM/1%OPB          N/A               N/A
  15      Centra 600                       YM/1%OPB          YM/1%OPB          YM/1%OPB          YM/1%OPB
  16      Lantana Cascade                  YM/1%PPB          N/A               N/A               N/A
  17      1001 Connecticut Avenue          YM/1%OPB          YM/1%OPB          YM/1%OPB          YM/1%OPB
  18      Radisson Agoura Hills            YM/1%OPB          N/A               N/A               N/A
  19      Berkeley Center                  YM/1%UPB          YM/1%UPB          YM/1%UPB          N/A
  20      Westwind/Oak Ridge               YM/1%OPB          N/A               N/A               N/A
  21      Westwood Villa Apartments        YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  22      Tulip Ave Apartments             YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  23      Merrick Road Apartments          YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  24      555 Front Street                 YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  25      Broadway Apartments              YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  26      Tulip Ave Apartments             YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  27      26 Burr Avenue                   YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  28      Freeman Medical                  YM/1%OPB          YM/1%OPB          YM/1%OPB          YM/1%OPB
  29      Gorham Island                    YM/1%OPB          YM/1%OPB          YM/1%OPB          YM/1%OPB
  30      The Meadows                      YM                N/A               N/A               N/A
  31      Oxford Center                    YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  32      30 North Long Beach Ave          YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  33      48 South Long Beach Road         YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  34      77 Terrace Avenue                YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  35      Lincoln Blvd. Apartments         YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  36      193 Washington Street            YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  37      43 Burr Avenue                   YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  38      Van Cott Apartments              YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  39      Torpedo Factory Landing PH V     YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  40      1634 Eye Street                  YM/1%OPB          YM/1%OPB          YM/1%OPB          YM/1%OPB
  41      Green Wood Apartments            LO                LO                LO                LO
  42      Georgetowne Apartments           YM/1%OPB          YM/1%OPB          YM/1%OPB          YM/1%OPB
  43      Otter Run Apartments             YM/1%UPB          YM/1%UPB          YM/1%UPB          N/A
  44      Highland Industrial Park         YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  45      The Inn at Jackson Hole          YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  46      The Dome Building                YM/1%OPB          YM/1%OPB          YM/1%OPB          YM/1%OPB
  47      Plaza Del Mar                    YM/1%OPB          N/A               N/A               N/A
  48      Plaza de Santa Fe                YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  49      Block C                          YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  50      San Francisco Loc-N-Stor         4%                3%                2%                1%

                                    ANNEX A

 PREPAY      PREPAY       PREPAY       PREPAY       PREPAY       PREPAY       PREPAY
 YEAR 9      YEAR 10      YEAR 11      YEAR 12      YEAR 13      YEAR 14      YEAR 15
---------   ---------    ---------    ---------    ---------    ---------    ---------
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM(LIB)     YM(LIB)      N/A          N/A          N/A          N/A          N/A


N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%OPB    YM/1%OPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%OPB    YM/1%OPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%OPB    YM/1%OPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%OPB    YM/1%OPB     N/A          N/A          N/A          N/A          N/A
YM/1%OPB    YM/1%OPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%OPB    YM/1%OPB     N/A          N/A          N/A          N/A          N/A
LO          LO           5%           4%           3%           2%           1%
YM/1%OPB    YM/1%OPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%OPB    YM/1%OPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A

                                    ANNEX A

                                            PREPAY                                              LTV          YEAR
 LOAN                                        YEAR       APPRAISAL      APPRAISED                AT          BUILT/
COUNTER           PROPERTY NAME              16-25        DATE           VALUE        LTV     BALLOON     RENOVATED
-------   -----------------------------    ---------    ---------     -----------     ---     -------     ----------
Group 1
   1      Saddleback Apartments            N/A           02/13/94     $22,800,000     58         52          1985
   2      Sierra Creek Apartments          N/A           01/26/94      11,400,000     65         59          1983
   3      Mill Park Apartments             N/A           01/26/94       7,330,000     63         57          1975
   4      Heather Glen Care Center         N/A           05/09/96       3,800,000     75         67          1951
   5      Misty Ridge Apartments           N/A           01/26/94       3,910,000     67         61          1981
   6      Plantation House Apartments      N/A           02/26/94       2,500,000     71         64       1961/1992
   7      15-17 Microlab Road              N/A           11/01/95       1,500,000     68         49          1971
Group 2
   8      Sterling Estates                 N/A           07/01/96      35,300,000     68         65       1962/1993
   9      500 Enterprise Drive             N/A           06/01/95      18,000,000     68         62          1989
  10      Tech Center                      N/A           06/01/95       8,200,000     79         72          1984
  11      Dadeland                         N/A           05/01/96      24,200,000     67         61          1983
  12      Pigeon Forge Factory Outlet      N/A           10/11/95      25,900,000     59         50       1977/1994
  13      Whippletree Village              N/A           07/01/96      18,700,000     69         65          1971
  14      3rd & 4th Battery                N/A           04/09/96      21,650,000     57         53          1946
  15      Centra 600                       N/A           02/08/96      17,500,000     68         58       1958/1995
  16      Lantana Cascade                  N/A           09/01/95      13,200,000     75         75          1970
  17      1001 Connecticut Avenue          N/A           04/09/96      13,500,000     68         65          1953
  18      Radisson Agoura Hills            N/A           10/  /96      13,000,000     66         59          1987
  19      Berkeley Center                  N/A           04/18/96      12,200,000     68         62       1910/1990
  20      Westwind/Oak Ridge               N/A           12/15/96      10,500,000     72         68          1990
  21      Westwood Villa Apartments        N/A           07/01/95       9,650,000     74         61          1973
  22      Tulip Ave Apartments             N/A           11/01/95       3,290,000     74         66          1938
  23      Merrick Road Apartments          N/A           11/01/95       2,130,000     74         66          1941
  24      555 Front Street                 N/A           11/01/95       2,140,000     72         64          1958
  25      Broadway Apartments              N/A           11/01/95         950,000     74         66          1931
  26      Tulip Ave Apartments             N/A           11/01/95         786,000     69         61          1956
  27      26 Burr Avenue                   N/A           11/01/95         185,000     74         66          1930
  28      Freeman Medical                  N/A           08/10/95       9,500,000     69         52          1972
  29      Gorham Island                    N/A           12/01/95       9,100,000     71         60          1987
  30      The Meadows                      N/A           05/01/96       9,100,000     71         67       1964/1995
  31      Oxford Center                    N/A           02/26/96       9,000,000     68         58       1973/1994
  32      30 North Long Beach Ave          N/A           11/01/95       3,380,000     72         63          1957
  33      48 South Long Beach Road         N/A           11/01/95       1,830,000     74         66          1938
  34      77 Terrace Avenue                N/A           11/01/95         930,000     66         58          1973
  35      Lincoln Blvd. Apartments         N/A           11/01/95         597,000     74         66          1920
  36      193 Washington Street            N/A           11/01/95         569,000     74         66          1965
  37      43 Burr Avenue                   N/A           11/01/95         500,000     74         66          1963
  38      Van Cott Apartments              N/A           11/01/95         440,000     69         61          1928
  39      Torpedo Factory Landing PH V     N/A           01/01/96       8,100,000     69         57       1942/1989
  40      1634 Eye Street                  N/A           04/09/96       7,600,000     70         68          1962
  41      Green Wood Apartments            N/A           03/02/95       7,600,000     69         55          1994
  42      Georgetowne Apartments           N/A           10/04/94       7,970,000     65         55          1975
  43      Otter Run Apartments             N/A           01/16/96       7,100,000     73         67          1989
  44      Highland Industrial Park         N/A           11/15/95       6,800,000     75         64          1980
  45      The Inn at Jackson Hole          N/A           03/15/96       7,700,000     65         55       1968/1991
  46      The Dome Building                N/A           09/01/96       7,100,000     66         60       1930/1978
  47      Plaza Del Mar                    N/A           04/01/96       7,000,000     65         59          1992
  48      Plaza de Santa Fe                N/A           05/27/96       4,600,000     65         54          1974
  49      Block C                          N/A           05/27/96       2,450,000     61         51          1924
  50      San Francisco Loc-N-Stor         N/A           06/28/96       6,560,000     67         56       1921/1978

                                    ANNEX A

                       LOAN BALANCE                             OCCUPANCY
TOTAL     PROPERTY         PER           UNIT     OCCUPANCY       AS OF          LOAN
UNITS     SIZE(SF)       SF/UNIT         TYPE         %           DATE           TYPE
-----     --------     ------------     ------    ---------     ---------     ----------
 582      316,872        $ 22,640       Units         91        06/01/96      Adjustable
 344      232,768          21,512       Units         97        06/26/96      Adjustable
 344      287,512          13,496       Units         91        06/01/96      Adjustable
 133       26,857          21,359        Beds         89        06/30/96      Adjustable
 176      110,528          14,920       Units         98        06/01/96      Adjustable
 124      109,078          14,230       Units         98        06/26/96      Adjustable
           34,589              30        SqFt         91        08/01/96      Adjustable

 807                       29,704        Pads         93        08/20/96        Fixed
          252,943              48        SqFt        100        07/01/96        Fixed
          114,605              57        SqFt         98        07/01/96        Fixed
          214,629              75        SqFt         97        06/14/96        Fixed
          197,044              78        SqFt         92        08/30/96        Fixed
 407                       31,903        Pads         97        07/01/96        Fixed
          209,521              59        SqFt         96        10/01/96        Fixed
          178,591              67        SqFt         90        04/01/96        Fixed
 461                       21,584        Pads         97        09/20/96        Fixed
          139,267              66        SqFt         94        09/24/96        Fixed
 281                       30,552       Rooms      N/A            N/A           Fixed
           83,859              99        SqFt         94        06/06/96        Fixed
          316,258              24        SqFt        100        07/02/96        Fixed
 204       89,789          35,160       Units         98        04/01/96        Fixed
  64       51,538          38,288       Units         96        04/01/96        Fixed
  46       44,160          34,488       Units        100        04/01/96        Fixed
  53       43,128          29,230       Units         98        04/01/96        Fixed
  27       21,840          26,206       Units        100        04/01/96        Fixed
  18       15,412          30,344       Units        100        04/01/96        Fixed
   6        4,410          22,965       Units        100        04/01/96        Fixed
           79,025              83        SqFt         75        06/01/96        Fixed
           40,896             159        SqFt        100        05/01/96        Fixed
 303                       21,417        Pads         98        06/01/96        Fixed
           91,577              67        SqFt         88        06/13/96        Fixed
  69       64,446          35,151       Units        100        04/01/96        Fixed
  39       36,000          34,949       Units        100        04/01/96        Fixed
  32       16,128          19,073       Units         91        04/01/96        Fixed
  15       10,650          29,644       Units        100        04/01/96        Fixed
  14       11,012          30,271       Units        100        04/01/96        Fixed
  14       11,756          26,600       Units        100        04/01/96        Fixed
  12        9,675          25,438       Units        100        04/01/96        Fixed
           34,017             163        SqFt         93        05/01/96        Fixed
           65,654              81        SqFt         89        03/19/96        Fixed
 164      196,200          32,142       Units         93        08/23/96        Fixed
 288                       18,056       Units         98        02/29/96        Fixed
 192      165,648          27,043       Units         95        08/01/96        Fixed
 841      105,875              48        SqFt         75        07/01/96        Fixed
  83       48,000          60,145       Rooms      N/A            N/A           Fixed
           27,199             173        SqFt        100        08/01/96        Fixed
           42,300             107        SqFt         91        06/01/95        Fixed
           25,544             117        SqFt        100        08/23/96        Fixed
            9,345             160        SqFt        100        08/01/96        Fixed
1083       72,025              61        SqFt         85        08/16/96        Fixed






































             LARGEST TENANT
-----------------------------------------






New Jersey Ballet Company

SNET
CT Dept of Econ Dev
Circuit City
Pfaltzgraff

Cellular Tech
Lew Lieberman

Storch & Brenner

Shattuck 8 Cinema
Wal-Mart







Praire Med Group
Michael Allen

MAAC Project







Off-Eurocentres
The Beacon Foundation



American Heritage/Mayflower

Glendale Federal
Davidson Cosan Partners
Stump's Village
Cyber Cafe


                                    ANNEX A

                                            LARGEST          LARGEST            LARGEST
 LOAN                                        TENANT          TENANT              TENANT                   SECOND LARGEST
COUNTER           PROPERTY NAME            LEASED SF      % OF TOTAL SF     LEASE EXPIRATION                  TENANT
-------   -----------------------------    ----------     -------------     ----------------     --------------------------------
Group 1
   1      Saddleback Apartments
   2      Sierra Creek Apartments
   3      Mill Park Apartments
   4      Heather Glen Care Center
   5      Misty Ridge Apartments
   6      Plantation House Apartments
   7      15-17 Microlab Road                  13,464             39           05/31/2005        Universal Rehabilitation
Group 2
   8      Sterling Estates
   9      500 Enterprise Drive                100,653             40           10/01/2000        Digital
  10      Tech Center                          40,000             35             05/01/99        Met Insurance
  11      Dadeland                             54,309             25           02/01/2014        Barnes & Noble
  12      Pigeon Forge Factory Outlet          12,317              6           02/01/2001        Oshkosh B'Gosh
  13      Whippletree Village
  14      3rd & 4th Battery                    47,195             23           09/01/2000        Crowley Maritime
  15      Centra 600                           16,799              9           07/01/2002        Skyline Mgmt
  16      Lantana Cascade
  17      1001 Connecticut Avenue               8,673              6             01/01/97        Institute for Education Leader
  18      Radisson Agoura Hills
  19      Berkeley Center                      18,094             22             05/24/98        Lawrence Berkely
  20      Westwind/Oak Ridge                  110,580             35           01/01/2010        Sam's Club
  21      Westwood Villa Apartments
  22      Tulip Ave Apartments
  23      Merrick Road Apartments
  24      555 Front Street
  25      Broadway Apartments
  26      Tulip Ave Apartments
  27      26 Burr Avenue
  28      Freeman Medical                      11,384             14             03/01/97        DFH
  29      Gorham Island                        10,060             25           05/01/2000        Ceruzzi Properties
  30      The Meadows
  31      Oxford Center                        10,863             12             01/31/99        Jimmy's Restaurant
  32      30 North Long Beach Ave
  33      48 South Long Beach Road
  34      77 Terrace Avenue
  35      Lincoln Blvd. Apartments
  36      193 Washington Street
  37      43 Burr Avenue
  38      Van Cott Apartments
  39      Torpedo Factory Landing PH V         11,468             34             05/31/99        Wheat First
  40      1634 Eye Street                       7,222             11           05/01/2003        Help Unlimited Temps
  41      Green Wood Apartments
  42      Georgetowne Apartments
  43      Otter Run Apartments
  44      Highland Industrial Park             16,200             15             08/31/98        Power Auth.-State of NY
  45      The Inn at Jackson Hole
  46      The Dome Building                     5,400             20             09/01/98        Wherehouse
  47      Plaza Del Mar                        14,452             34           03/01/2002        Auto Club
  48      Plaza de Santa Fe                     9,600             38             11/30/99        U.S. Postal Service
  49      Block C                               1,400             15           01/31/2001        W.M. Allen
  50      San Francisco Loc-N-Stor

                                    ANNEX A

SECOND LARGEST     SECOND LARGEST      SECOND LARGEST                                       MOST           MOST
    TENANT             TENANT              TENANT                                          RECENT       RECENT NOI
  LEASED SF        % OF TOTAL SF      LEASE EXPIRATION     1994 NOI       1995 NOI          NOI          END DATE
--------------     --------------     ----------------     ---------     -----------     ----------     ----------
                                                                         $ 2,049,795     $2,065,485      06/30/96
                                                                           1,266,587      1,195,285      06/30/96
                                                                             719,495        747,704      06/30/96
                                                           $ 139,076         493,912        600,140      06/30/96
                                                                             385,231        407,913      06/30/96
                                                                             251,289        286,536      06/30/96


     11,090              32              06/30/2005                           89,601        118,189      07/31/96
                                                           2,590,456       2,651,897      2,617,166      03/31/96
     44,030              17                09/01/99          564,585         748,293        748,293      12/31/95
     31,175              27              06/01/2000        1,245,915       1,110,030      1,110,030      12/31/95
     18,025               8              10/01/2002        1,838,734       2,357,126      2,357,126      12/31/95
      9,909               5              03/21/2001        2,323,146       3,012,996      2,994,664      08/30/96
                                                           1,355,821       1,491,762      1,449,762      04/30/96

     31,892              15              06/01/2001        1,629,005       1,564,531      1,564,531      12/31/95
     11,068               6              12/01/2005        1,162,108       1,579,414      1,579,414      12/31/95
                                                           1,100,437         954,284        954,284      12/31/95
      8,287               6              01/01/2000        1,678,577       1,889,963      1,889,963      12/31/95
                                                           1,919,278       2,168,472      2,168,472       5/31/95

     14,378              17                02/16/99        1,087,186       1,278,558      1,278,558      12/31/95
    109,398              35              01/01/2015          953,816       1,017,918      1,017,918      12/31/95
                                                             990,815       1,036,400      1,054,337      03/31/96
                                                                             304,460        303,649      03/31/96
                                                             230,995         199,568        183,944      03/31/96
                                                             184,931         167,132        172,888      03/31/96
                                                              88,362          62,538         65,844      03/31/96
                                                              82,846          83,677         81,814      03/31/96
                                                              16,455          15,530         16,208      03/31/96
      7,976              10                09/01/96          785,498         888,419        888,419      12/31/95
      8,724              21                08/01/98        1,012,168       1,053,342      1,053,342      12/31/95
                                                                             826,175        826,175      12/31/95
      7,890               9                12/31/99          999,454         978,519        978,519      12/31/95
                                                                             290,002        331,633      03/31/96
                                                             155,001         161,392        176,193      03/31/96
                                                              75,596          61,881         34,143      03/31/96
                                                              55,471          35,919         47,780      03/31/96
                                                              54,537          46,486         46,264      03/31/96
                                                              47,859          45,124         53,597      03/31/96
                                                              35,017          29,796         39,000      03/31/96
      6,034              18              11/01/2002          826,492         685,966        693,120      05/31/96
      5,248               8                12/01/96          961,659         803,102        803,102      12/31/95
                                                                             660,876        660,876      08/31/95
                                                             774,919         743,317        743,317      12/31/95
                                                             564,578         633,740        674,190      06/30/96
     10,000               9              12/31/2000          770,120         671,693        691,122      12/31/95
                                                             992,009         930,063        884,080      03/31/96
      4,555              17              04/01/2010        1,346,386         669,097        669,097      12/31/95
      8,000              19              01/01/2002          601,236         573,245        573,245      12/31/95
      5,400              21              11/30/2004          361,255         467,930        467,930      12/31/95
      1,400              15                05/31/99          253,941         255,287        255,287      12/31/95
                                                             619,305         616,806        616,936      12/31/95

                                    ANNEX A

                                               MOST RECENT
 LOAN                                           STATEMENT          UNDERWRITING     UNDERWRITING     UNDERWRITING
COUNTER           PROPERTY NAME                    TYPE                NOI           CASH FLOW          DSC(X)
-------   -----------------------------    --------------------    ------------     ------------     ------------
Group 1
   1      Saddleback Apartments                Trailing 12         $  2,057,075     $  1,969,775        1.66
   2      Sierra Creek Apartments              Trailing 12            1,114,636        1,063,036        1.60
   3      Mill Park Apartments                 Trailing 12              740,999          684,239        1.69
   4      Heather Glen Care Center             Trailing 12              646,371          608,771        2.27
   5      Misty Ridge Apartments               Trailing 12              384,491          353,515        1.55
   6      Plantation House Apartments          Trailing 12              241,032          216,232        1.45
   7      15-17 Microlab Road              Annualized 7 months          165,711          135,898        1.49
Group 2
   8      Sterling Estates                     Trailing 12            2,642,743        2,622,593        1.19
   9      500 Enterprise Drive                 Annual 1995            1,731,587        1,693,646        1.44
  10      Tech Center                          Annual 1995            1,062,568          892,953        1.66
  11      Dadeland                             Annual 1995            2,401,768        2,172,118        1.55
  12      Pigeon Forge Factory Outlet          Trailing 12            2,797,968        2,597,307        1.70
  13      Whippletree Village                  Trailing 12            1,495,690        1,485,515        1.23
  14      3rd & 4th Battery                    Annual 1995            1,949,111        1,635,496        1.59
  15      Centra 600                           Annual 1995            1,924,608        1,638,862        1.65
  16      Lantana Cascade                      Annual 1995            1,188,894        1,165,844        1.45
  17      1001 Connecticut Avenue              Annual 1995            1,602,668        1,379,840        1.74
  18      Radisson Agoura Hills                  Rolling              1,764,530        1,460,617        1.79
  19      Berkeley Center                      Annual 1995            1,151,605        1,019,149        1.30
  20      Westwind/Oak Ridge                   Annual 1995              964,414          917,910        1.28
  21      Westwood Villa Apartments            Trailing 12            1,012,205          966,305        1.51
  22      Tulip Ave Apartments                 Trailing 12              307,957          295,157        1.42
  23      Merrick Road Apartments              Trailing 12              184,813          173,313        1.31
  24      555 Front Street                     Trailing 12              172,167          158,917        1.25
  25      Broadway Apartments                  Trailing 12               86,208           80,592        1.37
  26      Tulip Ave Apartments                 Trailing 12               74,345           69,845        1.54
  27      26 Burr Avenue                       Trailing 12               13,390           11,890        1.10
  28      Freeman Medical                      Annual 1995            1,141,776          949,451        1.61
  29      Gorham Island                        Annual 1995            1,067,105          910,426        1.66
  30      The Meadows                          Annual 1995              823,401          815,826        1.31
  31      Oxford Center                        Annual 1995              934,986          872,092        1.40
  32      30 North Long Beach Ave              Trailing 12              286,968          269,718        1.33
  33      48 South Long Beach Road             Trailing 12              162,748          152,998        1.35
  34      77 Terrace Avenue                    Trailing 12               78,246           70,246        1.45
  35      Lincoln Blvd. Apartments             Trailing 12               43,410           39,660        1.10
  36      193 Washington Street                Trailing 12               44,779           41,279        1.19
  37      43 Burr Avenue                       Trailing 12               43,057           39,557        1.30
  38      Van Cott Apartments                  Trailing 12               33,651           30,651        1.24
  39      Torpedo Factory Landing PH V         Trailing 12              687,896          639,111        1.22
  40      1634 Eye Street                      Annual 1995              881,239          779,475        1.74
  41      Green Wood Apartments            Annualized 8 months          668,043          643,443        1.32
  42      Georgetowne Apartments               Annual 1995              752,166          651,366        1.51
  43      Otter Run Apartments             Annualized 6 months          693,354          650,154        1.36
  44      Highland Industrial Park             Trailing 12              695,870          680,748        1.26
  45      The Inn at Jackson Hole              Trailing 12              750,164          721,233        1.41
  46      The Dome Building                    Annual 1995              577,243          545,964        1.24
  47      Plaza Del Mar                        Annual 1995              726,714          661,149        1.50
  48      Plaza de Santa Fe                    Annual 1995              512,031          484,289        1.68
  49      Block C                              Annual 1995              248,159          237,084        1.63
  50      San Francisco Loc-N-Stor             Trailing 12              587,177          579,974        1.29

                                    ANNEX A

                   CURRENT                                          CURRENT
UNDERWRITING     REPLACEMENT               ANNUALIZED                OTHER
COMBINED DSC      RESERVES       REP RESERVE PAYMENT/UNIT OR SF     RESERVES
------------     -----------     ------------------------------     --------
                  $ 197,777                $   150.00
                     87,136                    150.00
                     89,966                    165.00
                      3,325                    150.00
                     67,843                    180.00
                      7,088                    195.00
                      2,306                      0.10


    1.51            319,500
    1.51

                                                 0.15
                                                                    $450,060
                     30,416                                           42,810

                    400,000                                          200,000

                     26,807                      0.43
                                                                      13,667
                    249,148                    470.00
    1.36              7,125                    166.13
    1.36              5,461                    177.13
    1.36              6,715                    189.06
    1.36              3,764                    208.00
    1.36              2,815                    233.33
    1.36                933                    232.00



                                                0.25
    1.31              8,283                    179.13
    1.31              5,831                    223.08
    1.31              5,067                    236.25
    1.31              2,525                    251.20
    1.31              1,737                    185.14
    1.31              1,986                    211.71
    1.31              2,043                    254.00
                      5,065                      0.30                 42,986
                    280,000                                          100,000
                     30,771                    150.00
                    350,327
                     16,881                    175.84
                      5,968                      0.15
                     25,500                  1,843.37


    1.66             31,092                      0.21
    1.66             13,897                      0.21

                                    ANNEX A

 LOAN      CONTROL
COUNTER    NUMBER             PROPERTY NAME                       PROPERTY ADDRESS                       CITY
-------   ---------  -------------------------------  -----------------------------------------  ---------------------
  51      GMAC1110   Copper Ridge Apartments          2080 Lobdell Avenue                        Baton Rouge
  52      ING55872   Pacific Court                    1411-13 5th Street                         Santa Monica
  53      ING0003    Woodlands of Kennesaw            2880 N. Cobb Parkway                       Kennesaw
  54      GMAC1190   Alexandria Gardens               652 W. Montgomery Street                   Allentown
  55      GMAC1070   Glynn Place Apartments           820 Scranton Road                          Brunswick
  56      CONT2020   Mallard Cove Apartments          2900 State Road A1A                        Atlantic Beach
  57      GMAC1060   Springwood Apartments            2660 Old Bainbridge Road                   Tallahassee
  58      ING56616   Lemme Building                   76-82 River Street                         Hoboken
  59                 Aggregate Loan Level Info.
  59A     CONT1940   Life Center of Galax             112 Painter Street                         Galax
  59B     CONT1890   Life Center of Wilmington        2520 Troy Drive                            Wilmington
  59C     CONT1920   Keystone Treatment Center        1010 E. Second Street                      Canton
  60      ING55989   The Grand                        1717 North Bayshore Drive                  Miami
  61      ING55638   College Plaza                    2400 Cerillos                              Santa Fe
  62      ING57093   Parkway Market Center            6075 Parkway Drive                         Commerce City
  63      CONT1100   Safeguard Self Storage           3301 North Causeway Blvd.                  Metairie
  64      CONT1110   Villages at McClintock Apts.     1701 East Don Carlos Avenue                Tempe
  65      ING56668   Holiday Inn Grand Rapids         225 28th Street, S.W.                      Grand Rapids
  66      GMAC1080   Pine Hill Apartments             600 South Pine Hill Road                   Griffin
  67      GMAC1140   533 W. 21st Street Building      533 W. 21st Street                         New York
  68      CONT1120   Filipello Self Storage           43 Page Street                             San Francisco
  69      CONT1130   Shirlington Self Storage         2710 S. Nelson Street                      Arlington
  70      GMAC1150   Birch Brook Manor Apartments     81-89 South Highland Avenue                Ossining
  71      ING55648   Broadmoor Shopping Center        1401 North Turner Street                   Hobbs
  72      ING55649   Hobbs Plaza                      2400 North Grimes St                       Hobbs
  73      CONT1160   Claridge Court Apartments        400 South Dupont Parkway                   New Castle
  74      GMAC1050   Carriage Hill Apartments         8901 Huron Street                          Thornton
  75      CONT2030   Sunset Square Shopping Center    1897 Highland Avenue                       Clearwater
  76      CONT1220   Sterling House Assisted Living   751 N. Somerset Terrace                    Olathe
  77      GMAC1100   Jill Sanders Boutique            48 East Oak Street                         Chicago
  78      CONT1240   Morena Self Storage              908 Sherman Street                         San Diego
  79      CONT1250   Champions Business Park          13335 Veterans Memorial                    Houston
  80      CONT2050   Valley View Health Care Center   2120 North 10th Street                     Canon City
  81      CONT2060   Holly Nursing Care Center        320 North 8th Street                       Holly
  82      GMAC1040   Pinetree Village Apartments      7500 North Broadway                        Denver
  83      CONT1260   Budget Mini Storage              6512 14th Street West                      Bradenton
  84      CONT1270   All American Self Storage        1500 Marshall Avenue                       St. Paul
  85      CONT1830   Colwick Tower Office Building    4401 Colwick Road                          Charlotte
  86      CONT1280   Mr. Stor-All                     316 West Lathrop Road                      Manteca
  87      ING56937   Abington Grove                   500 N. Quincy St.                          Abington
  88      GMAC1090   Glenwood Center                  5117-5181 Glenwood Street                  Garden City
  89      CONT1290   Secure It Self Storage           37 River Street                            Waltham
  90      CONT1300   Farrington Manor Apartments      1601 Darr Street                           Irving
  91      CONT1850   Heritage Convalescent Center     1009 Clyde Street                          Amarillo
  92      CONT1310   Security Public Storage          2975 Pinole Valley Road                    Pinole
  93      CONT1860   Poway Garden Self Storage        14260 Garden Road                          Poway
  94      CONT1880   Harrison Self Storage            2323 2nd Street                            Davis
  95      CONT1330   LaSombra Apartments              1400 East Crosby Road                      Carrollton
  96      CONT1340   Cypress Commerce                 1700 and 1770 NW 64th Street               Fort Lauderdale
  97      CONT1350   Louetta Mini Storage             6911 Louette Road                          Spring

                                    ANNEX A

                                                                    CUT-OFF       CURRENT
                             PROPERTY              ORIGINAL          DATE         MORTGAGE                    FIRST        MONTHLY
STATE      ZIP                 TYPE                 BALANCE         BALANCE         RATE       FOOTNOTE     PYMT DATE      PAYMENT
------    ------    --------------------------    -----------     -----------     --------     --------     ---------     ----------
  LA      70806     Multifamily                     4,400,000       4,371,318       7.750        (6)        03/01/96      $31,522.14
  CA      90401     Office                          4,242,000       4,225,636       9.960                   07/01/95       38,427.54
  GA      30152     Mobile Home Park                4,215,000       4,204,910       9.470                   08/01/96       35,745.60
  PA      18103     Multifamily                     4,200,000       4,151,724       8.250        (6)        01/01/96       33,114.91
  GA      31525     Multifamily                     4,140,000       4,117,969       8.160        (6)        04/01/96       30,841.00
  FL      32233     Multifamily                     4,000,000       3,993,992       8.875                   10/01/96       32,575.93
  FL      32310     Multifamily                     3,990,000       3,968,806       8.170        (6)        04/01/96       29,752.00
  NJ      07030     Office                          4,000,000       3,967,749       8.410                   04/01/96       31,966.84
                    Nursing Home                    3,800,000       3,766,882      11.250                   08/01/96       43,789.09
  VA      24333     Nursing Home
  NC      28403     Nursing Home
  SD      57013     Nursing Home
  FL      33132     Retail                          3,700,000       3,615,529       9.860                   08/01/95       35,363.28
  NM      87505     Retail                          3,500,000       3,468,114      10.750                   02/01/95       32,671.85
  CO      80022     Retail                          3,425,500       3,425,500      10.103                   10/01/96       28,840.56
  LA      70002     Self-Storage/Mini-Storage       3,300,000       3,292,789      10.250                   09/01/96       30,570.65
  AZ      85281     Multifamily                     3,300,000       3,271,473      10.500                   04/01/95       30,186.40
  MI      49548     Lodging                         3,264,000       3,254,885       9.560                   04/01/96       30,552.76
  GA      30223     Multifamily                     3,270,000       3,252,838       8.230        (6)        04/01/96       24,521.00
  NY      10011     Self-Storage/Mini-Storage       3,250,000       3,223,114       9.000        (6)        03/01/96       27,273.88
  CA      94102     Self-Storage/Mini-Storage       3,000,000       2,985,312       9.650                   06/01/96       26,524.39
  VA      22206     Self-Storage/Mini-Storage       2,875,000       2,853,503       8.875                   04/01/96       23,881.28
  NY      10562     Multifamily                     2,850,000       2,841,945       9.250        (6)        08/01/96       23,959.35
  NM      88240     Retail                          2,100,000       2,080,869      10.750        (2)        02/01/95       19,603.11
  NM      88240     Retail                            600,000         549,534      10.750        (2)        02/01/95        5,600.89
  DE      19720     Multifamily                     2,540,000       2,515,311       8.000                   03/01/96       19,604.13
  CO      80221     Multifamily                     2,320,000       2,301,934       8.625      (6),(7)      04/01/96       18,877.10
  FL      34621     Retail                          2,300,000       2,295,881       9.000                   10/01/96       19,301.52
  KS      66062     Nursing Home                    2,300,000       2,289,155       9.875                   06/01/96       20,697.79
  IL      60611     Retail                          2,200,000       2,194,376       9.320        (6)        09/01/96       18,946.78
  CA      92110     Self-Storage/Mini-Storage       2,200,000       2,193,284      10.000                   08/01/96       19,991.42
  TX      77014     Self-Storage/Mini-Storage       2,200,000       2,187,329       9.625                   05/01/96       19,412.83
  CO      81212     Nursing Home                    1,200,000       1,196,877      10.125                   10/01/96       11,679.82
  CO      81047     Nursing Home                      937,500         935,060      10.125                   10/01/96        9,124.86
  CO      80221     Multifamily                     2,130,000       2,115,539       8.625        (6)        05/01/96       17,331.13
  FL      34207     Self-Storage/Mini-Storage       2,100,000       2,089,236       9.375                   06/01/96       18,165.49
  MN      55104     Self-Storage/Mini-Storage       2,050,000       2,040,334       9.875                   06/01/96       18,448.03
  NC      28211     Office                          2,000,000       1,995,536      10.125                   09/01/96       18,350.55
  CA      95336     Self-Storage/Mini-Storage       2,000,000       1,990,166       9.625                   06/01/96       17,648.03
  MA      02351     Multifamily                     2,023,400       1,983,391      10.050                   12/01/94       18,458.02
  ID      83714     Retail                          1,950,000       1,935,095       9.490        (6)        09/01/96       20,350.62
  MA      02154     Self-Storage/Mini-Storage       1,850,000       1,834,381       8.875                   03/01/96       15,367.08
  TX      75061     Multifamily                     1,810,000       1,798,908       9.250                   05/01/96       15,500.51
  TX      79106     Nursing Home                    1,800,000       1,794,505      10.000                   08/01/96       16,356.61
  CA      94564     Self-Storage/Mini-Storage       1,800,000       1,786,541       8.875                   04/01/96       14,951.76
  CA      92064     Self-Storage/Mini-Storage       1,750,000       1,745,750       9.625                   09/01/96       15,442.03
  CA      95616     Self-Storage/Mini-Storage       1,700,000       1,694,920      10.125                   08/01/96       15,597.97
  TX      75006     Multifamily                     1,700,000       1,694,236       9.375                   08/01/96       14,705.40
  FL      33316     Office                          1,700,000       1,684,748       8.500                   03/01/96       13,688.86
  TX      77379     Self-Storage/Mini-Storage       1,675,000       1,662,729       9.000                   04/01/96       14,056.54

                                    ANNEX A

                                            ORIGINAL                                     REMAINING
                                              TERM          ORIGINAL                       TERM
 LOAN                                      TO MATURITY     AMORT TERM     SEASONING     TO MATURITY      MATURITY       BALLOON
COUNTER           PROPERTY NAME              (MOS.)          (MOS.)        (MOS.)         (MOS.)           DATE          AMOUNT
-------   -----------------------------    -----------     ----------     ---------     -----------     ----------     ----------
  51      Copper Ridge Apartments              120             360             9            111         02/01/2006     $3,846,402
  52      Pacific Court                         60             300            17             43         06/01/2000      4,057,880
  53      Woodlands of Kennesaw                 60             339             4             56         06/05/2001      4,033,250
  54      Alexandria Gardens                   120             300            11            109         12/01/2005      3,422,995
  55      Glynn Place Apartments               180             360             8            172         03/01/2011      3,205,244
  56      Mallard Cove Apartments               84             324             2             82         09/01/2003      3,658,744
  57      Springwood Apartments                180             360             8            172         03/01/2011      3,089,994
  58      Lemme Building                        84             300             8             76         03/01/2003      3,559,165
  59      Aggregate Loan Level Info.           180             180             4            176         07/01/2011
  59A     Life Center of Galax
  59B     Life Center of Wilmington
  59C     Keystone Treatment Center
  60      The Grand                            120             240            16            104         07/01/2005      2,704,886
  61      College Plaza                         60             360            22             38         01/01/2000      3,398,145
  62      Parkway Market Center                 60             300             2             58         09/01/2001      3,228,686
  63      Safeguard Self Storage               120             300             3            117         08/01/2006      2,811,329
  64      Villages at McClintock Apts.          84             360            20             64         03/01/2002      3,141,014
  65      Holiday Inn Grand Rapids              84             240             8             76         03/01/2003      2,783,033
  66      Pine Hill Apartments                 180             360             8            172         03/01/2011      2,537,476
  67      533 W. 21st Street Building          120             300             9            111         02/01/2006      2,696,079
  68      Filipello Self Storage               120             300             6            114         05/01/2006      2,524,454
  69      Shirlington Self Storage             121             300             8            113         04/01/2006      2,371,893
  70      Birch Brook Manor Apartments         120             324             4            116         07/01/2006      2,464,263
  71      Broadmoor Shopping Center             60             360            22             38         01/01/2000      2,038,887
  72      Hobbs Plaza                           60             360            22             38         01/01/2000        519,946
  73      Claridge Court Apartments            119             300             9            110         01/01/2006      2,063,126
  74      Carriage Hill Apartments             300             300             8            292         03/01/2021
  75      Sunset Square Shopping Center        120             300             2            118         09/01/2006      1,907,992
  76      Sterling House Assisted Living       120             300             6            114         05/01/2006      1,944,562

  77      Jill Sanders Boutique                 84             300             3             81         08/01/2003      1,984,319
  78      Morena Self Storage                   96             300             4             92         07/01/2004      1,961,266
  79      Champions Business Park              120             300             7            113         04/01/2006      1,850,284
  80      Valley View Health Care Center       120             240             2            118         09/01/2006        883,438

  81      Holly Nursing Care Center            120             240             2            118         09/01/2006        690,186
  82      Pinetree Village Apartments          120             300             7            113         04/01/2006      1,751,689
  83      Budget Mini Storage                   84             300             6             78         05/01/2003      1,895,593
  84      All American Self Storage            120             300             6            114         05/01/2006      1,733,196
  85      Colwick Tower Office Building        120             300             3            117         08/01/2006      1,699,578
  86      Mr. Stor-All                         120             300             6            114         05/01/2006      1,682,075
  87      Abington Grove                        84             300            24             60         11/01/2001      1,843,188
  88      Glenwood Center                      180             180             3            177         08/01/2011
  89      Secure It Self Storage                85             300             9             76         03/01/2003      1,654,773
  90      Farrington Manor Apartments          120             300             7            113         04/01/2006      1,509,948
  91      Heritage Convalescent Center         120             300             4            116         07/01/2006      1,525,747
  92      Security Public Storage              120             300             8            112         03/01/2006      1,488,950
  93      Poway Garden Self Storage            120             300             3            117         08/01/2006      1,471,817
  94      Harrison Self Storage                120             300             4            116         07/01/2006      1,444,642
  95      LaSombra Apartments                   84             300             4             80         07/01/2003      1,534,527
  96      Cypress Commerce                     119             300             9            110         01/01/2006      1,397,703
  97      Louetta Mini Storage                 120             300             8            112         03/01/2006      1,389,516

                                    ANNEX A

 RELATED                        PREPAYMENT
MORTGAGE          FEE/           PENALTY        OPEN       PREPAY          PREPAY            PREPAY            PREPAY
  LOANS         LEASEHOLD       EXPIRATION     PERIOD      YEAR 1          YEAR 2            YEAR 3            YEAR 4
---------    ---------------    ----------     ------     ---------    --------------    --------------    --------------
   No              Fee          02/01/2005       12       LO           YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          06/01/2000        0       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   No              Fee          06/05/2001        0       LO           LO                YM                YM
   No              Fee          09/01/2005        3       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   Yes             Fee          09/01/2010        6       LO           LO                LO                LO
   Yes             Fee          03/01/2003        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   Yes             Fee          09/01/2010        6       LO           LO                LO                LO
   No              Fee          12/01/2002        3       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB



   No              Fee          01/01/2011        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          07/01/2005                YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   Yes             Fee          01/01/2000                YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   No              Fee          09/01/2001                YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   No              Fee          02/01/2006        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          03/01/2000       24       LO           2.5%              2.5%              1.5%
   No              Fee          03/01/2003        0       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   Yes             Fee          09/01/2010        6       LO           LO                LO                LO
   No              Fee          01/17/2002       48       LO           LO                YM/1%UPB          3%
   Yes             Fee          11/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          10/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          01/01/2006        6       LO           LO                LO                LO
 Yes(1)            Fee          01/01/2000        0       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   Yes             Fee          01/01/2000        0       YM/1%OPB     YM/1%OPB          YM/1%OPB          YM/1%OPB
   No              Fee          07/01/2005        6       LO           LO                LO                YM/1%UPB
   No              Fee          12/01/2020        3       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          03/01/2006        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          11/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          02/01/2003        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          07/01/2003       12       YM/1%UPB     YM/1%UPB          YM/1%UPB          <YM/5%UPB
   No              Fee          10/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          03/01/2006        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
 Yes(1)            Fee          03/01/2006        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          02/01/2006        2       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          11/01/2002        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          11/01/2005        6       YM           YM                YM                YM
   No              Fee          02/01/2006        6       LO           LO                LO                YM/1%UPB
   Yes             Fee          11/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          11/01/2001        0       YM/3%OPB     YM/3%OPB          YM/3%OPB          YM/3%OPB
   No              Fee          02/01/2011        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          09/01/2002        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          10/01/2005        6       LO           LO                LO                YM/1%UPB
   No              Fee          01/01/2006        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   Yes             Fee          09/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          02/01/2006        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          01/01/2006        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB
   No              Fee          01/01/2003        6       LO           LO                LO                YM/1%UPB
   No           Leasehold       07/01/2005        6       LO           LO                LO                YM/1%UPB
   No              Fee          09/01/2005        6       YM/1%UPB     YM/1%UPB          YM/1%UPB          YM/1%UPB

                                    ANNEX A

 LOAN                                          PREPAY            PREPAY            PREPAY            PREPAY
COUNTER           PROPERTY NAME                YEAR 5            YEAR 6            YEAR 7            YEAR 8
-------   -----------------------------    --------------    --------------    --------------    --------------
  51      Copper Ridge Apartments          YM/1%UPB          YM/1%UPB          3%                2%
  52      Pacific Court                    YM/1%OPB          N/A               N/A               N/A
  53      Woodlands of Kennesaw            YM                N/A               N/A               N/A
  54      Alexandria Gardens               YM/1%UPB          YM/1%UPB          YM/1%UPB          1%
  55      Glynn Place Apartments           LO                LO                LO                LO
  56      Mallard Cove Apartments          YM/1%UPB          YM/1%UPB          YM/1%UPB          N/A
  57      Springwood Apartments            LO                LO                LO                LO
  58      Lemme Building                   YM/1%OPB          YM/1%OPB          YM/1%OPB          N/A
  59      Aggregate Loan Level Info.       YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  59A     Life Center of Galax
  59B     Life Center of Wilmington
  59C     Keystone Treatment Center
  60      The Grand                        YM/1%OPB          YM/1%OPB          YM/1%OPB          YM/1%OPB
  61      College Plaza                    YM/1%OPB          N/A               N/A               N/A
  62      Parkway Market Center            YM/1%OPB          N/A               N/A               N/A
  63      Safeguard Self Storage           YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  64      Villages at McClintock Apts.     1.5%              N/A               N/A               N/A
  65      Holiday Inn Grand Rapids         YM/1%OPB          YM/1%OPB          YM/1%OPB          N/A
  66      Pine Hill Apartments             LO                LO                LO                LO
  67      533 W. 21st Street Building      2%                1%                N/A               N/A
  68      Filipello Self Storage           YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  69      Shirlington Self Storage         YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  70      Birch Brook Manor Apartments     LO                YM/1%UPB          YM/1%UPB          YM/1%UPB
  71      Broadmoor Shopping Center        YM/1%OPB          N/A               N/A               N/A
  72      Hobbs Plaza                      YM/1%OPB          N/A               N/A               N/A
  73      Claridge Court Apartments        YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  74      Carriage Hill Apartments         YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  75      Sunset Square Shopping Center    YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  76      Sterling House Assisted Living   YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  77      Jill Sanders Boutique            YM/1%UPB          YM/1%UPB          YM/1%UPB          N/A
  78      Morena Self Storage              <YM/5%UPB         <YM/3%UPB         <YM/1%UPB         N/A
  79      Champions Business Park          YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  80      Valley View Health Care Center   YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  81      Holly Nursing Care Center        YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  82      Pinetree Village Apartments      YM/1%UPB          YM/1%UPB          YM/1%UPB          1%
  83      Budget Mini Storage              YM/1%UPB          YM/1%UPB          YM/1%UPB          N/A
  84      All American Self Storage        YM                YM                YM                YM
  85      Colwick Tower Office Building    YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  86      Mr. Stor-All                     YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  87      Abington Grove                   YM/3%OPB          2%                1%                N/A
  88      Glenwood Center                  YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  89      Secure It Self Storage           YM/1%UPB          YM/1%UPB          YM/1%UPB          N/A
  90      Farrington Manor Apartments      YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  91      Heritage Convalescent Center     YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  92      Security Public Storage          YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  93      Poway Garden Self Storage        YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  94      Harrison Self Storage            YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  95      LaSombra Apartments              YM/1%UPB          YM/1%UPB          YM/1%UPB          N/A
  96      Cypress Commerce                 YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB
  97      Louetta Mini Storage             YM/1%UPB          YM/1%UPB          YM/1%UPB          YM/1%UPB

                                    ANNEX A

 PREPAY      PREPAY       PREPAY       PREPAY       PREPAY       PREPAY       PREPAY
 YEAR 9      YEAR 10      YEAR 11      YEAR 12      YEAR 13      YEAR 14      YEAR 15
---------   ---------    ---------    ---------    ---------    ---------    ---------
1%          N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
1%          1%           N/A          N/A          N/A          N/A          N/A
LO          LO           5%           4%           3%           2%           1%
N/A         N/A          N/A          N/A          N/A          N/A          N/A
LO          LO           5%           4%           3%           2%           1%
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB



YM/1%OPB    YM/1%OPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
LO          LO           5%           4%           3%           2%           1%
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     1%           1%           1%           1%           1%
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
1%          1%           N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM          YM           N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A

                                    ANNEX A

                                                                                                LTV          YEAR
 LOAN                                        PREPAY     APPRAISAL      APPRAISED                AT          BUILT/
COUNTER           PROPERTY NAME            YEAR 16-25     DATE           VALUE        LTV     BALLOON     RENOVATED
-------   -----------------------------    ---------    ---------     -----------     ---     -------     ----------
  51      Copper Ridge Apartments          N/A           11/15/95       6,100,000     72         63          1968
  52      Pacific Court                    N/A           02/01/95       7,000,000     60         58          1988
  53      Woodlands of Kennesaw            N/A           03/05/96       5,700,000     74         71          1974
  54      Alexandria Gardens               N/A           09/25/95       5,400,000     77         63       1971/1996
  55      Glynn Place Apartments           N/A           12/08/95       5,040,000     82         64          1995
  56      Mallard Cove Apartments          N/A           01/16/96       5,650,000     71         65          1987
  57      Springwood Apartments            N/A           12/07/95       4,800,000     83         64          1995
  58      Lemme Building                   N/A           01/01/96       6,200,000     64         57       1900/1984
  59      Aggregate Loan Level Info.       N/A           09/01/95      10,800,000     35
  59A     Life Center of Galax                                          2,800,000                            1950
  59B     Life Center of Wilmington                                     3,600,000                            1984
  59C     Keystone Treatment Center                                     4,400,000                         1959/1994
  60      The Grand                        N/A           03/01/94       6,800,000     53         40          1985
  61      College Plaza                    N/A           10/--/96       6,800,000     51         50          1984
  62      Parkway Market Center            N/A           05/15/96       5,500,000     62         59          1987
  63      Safeguard Self Storage           N/A           04/05/96       5,350,000     62         53       1968/1995
  64      Villages at McClintock Apts.     N/A           11/18/94       4,950,000     66         63       1962/1994
  65      Holiday Inn Grand Rapids         N/A           01/01/96       5,850,000     56         48       1970/1988
  66      Pine Hill Apartments             N/A           12/17/95       3,850,000     84         66          1995
  67      533 W. 21st Street Building      N/A           10/01/95       5,000,000     64         54       1921/1994
  68      Filipello Self Storage           N/A           03/23/96       4,230,000     71         60       1911/1982
  69      Shirlington Self Storage         N/A           11/30/95       4,000,000     71         59       1965/1985
  70      Birch Brook Manor Apartments     N/A           12/18/95       3,800,000     75         65          1950
  71      Broadmoor Shopping Center        N/A           11/21/94       3,700,000     56         55          1958
  72      Hobbs Plaza                      N/A           11/21/94       1,560,000     35         33       1981/1981
  73      Claridge Court Apartments        N/A           09/13/95       3,520,000     71         59       1970/1994
  74      Carriage Hill Apartments         1%            11/20/95       3,200,000     72                     1975
  75      Sunset Square Shopping Center    N/A           03/30/96       3,785,000     61         50          1958
  76      Sterling House Assisted Living   N/A           11/20/95       3,785,000     72         61          1992
  77      Jill Sanders Boutique            N/A           04/17/96       3,200,000     69         62       1902/1994
  78      Morena Self Storage              N/A           03/19/96       3,680,000     60         53       1955/1995
  79      Champions Business Park          N/A           11/30/95       3,500,000     62         53          1977
  80      Valley View Health Care Center   N/A           05/20/96       1,600,000     75         55          1965
  81      Holly Nursing Care Center        N/A           05/21/96       1,250,000     75         55          1970
  82      Pinetree Village Apartments      N/A           02/20/96       2,860,000     74         61          1972
  83      Budget Mini Storage              N/A           01/18/96       2,800,000     75         68          1979
  84      All American Self Storage        N/A           02/16/96       3,700,000     55         47       1987/1993
  85      Colwick Tower Office Building    N/A           04/25/96       3,500,000     57         49       1970/1991
  86      Mr. Stor-All                     N/A           02/02/96       3,000,000     66         56          1973
  87      Abington Grove                   N/A           09/01/94       2,700,000     73         68          1971
  88      Glenwood Center                  N/A           05/15/96       3,400,000     57                     1984
  89      Secure It Self Storage           N/A           10/14/95       2,550,000     72         65       1895/1986
  90      Farrington Manor Apartments      N/A           04/05/95       2,393,000     75         63       1964/1995
  91      Heritage Convalescent Center     N/A           01/12/96       2,450,000     73         62          1963
  92      Security Public Storage          N/A           11/13/95       2,600,000     69         57       1957/1988
  93      Poway Garden Self Storage        N/A           05/20/96       2,340,000     75         63          1979
  94      Harrison Self Storage            N/A           11/01/95       2,500,000     68         58          1988
  95      LaSombra Apartments              N/A           05/20/96       2,550,000     66         60          1970
  96      Cypress Commerce                 N/A           07/21/95       2,631,000     64         53          1990
  97      Louetta Mini Storage             N/A           11/30/95       2,330,000     71         60          1993

                                    ANNEX A

                       LOAN BALANCE                             OCCUPANCY
TOTAL     PROPERTY         PER           UNIT     OCCUPANCY       AS OF          LOAN
UNITS     SIZE(SF)       SF/UNIT         TYPE         %           DATE           TYPE
-----     --------     ------------     ------    ---------     ---------     ----------
 313      261,324        $ 13,966       Units         97        08/30/96        Fixed
           43,840              96        SqFt         95        02/01/95        Fixed
 274                       15,346        Pads         99        06/04/96        Fixed
 294      217,126          14,122       Units         72        08/16/96        Fixed
 128      151,832          32,172       Units         88        01/26/96        Fixed
 160      138,752          24,962       Units         94        06/30/96        Fixed
 113      134,128          35,122       Units        100        08/19/96        Fixed
           43,076              92        SqFt        100        01/18/96        Fixed
 107       62,998          35,205        Beds                                   Fixed
  38       23,268                                     95        07/30/96
  27       16,288                                    100        07/31/96
  42       23,442                                     83        08/03/96
           73,130              49        SqFt        100        03/01/96        Fixed
           56,486              61        SqFt         97        07/03/96        Fixed
           78,333              44        SqFt         83        05/01/96        Fixed
 737       76,134              43        SqFt         87        06/30/96        Fixed
 181      134,810          18,074       Units         82        07/31/96        Fixed
 156                       20,865       Rooms        N/A             N/A        Fixed
 128      152,032          25,413       Units         84        08/28/96        Fixed
 870       44,685              72        SqFt        100        08/22/96        Fixed
 722       41,044              73        SqFt         92        03/23/96        Fixed
 880       50,975              56        SqFt         91        12/31/95        Fixed
  79       52,900          35,974       Units         99        01/02/96        Fixed
          152,744              14        SqFt         89        07/03/96        Fixed
           41,201              13        SqFt         83        07/03/96        Fixed
 123      113,465          20,450       Units         87        04/24/96        Fixed
 102       69,756          22,568       Units         95        01/01/96        Fixed
           74,342              31        SqFt        100        08/01/96        Fixed
  37       19,667          61,869        Beds        100        11/01/95        Fixed
           10,148             216        SqFt        100        07/08/96        Fixed
1086       70,112              31        SqFt         83        02/01/96        Fixed
 258      161,457              14        SqFt         93        07/18/96        Fixed
  60       16,025          19,948        Beds         98        08/11/96        Fixed
  53       16,653          17,643        Beds         89        08/10/96        Fixed
 116       56,140          18,237       Units        100        08/24/96        Fixed
 654       68,618              30        SqFt         92        07/13/96        Fixed
 746       89,558              23        SqFt         96        05/01/96        Fixed
           51,465              39        SqFt         98        04/01/96        Fixed
 528       70,313              28        SqFt         97        01/01/96        Fixed
  90                       22,038       Units         97        05/01/95        Fixed
           46,271              42        SqFt        100        07/10/96        Fixed
 479       36,471              50        SqFt         96        07/10/96        Fixed
 128      116,616          14,054       Units         95        05/01/96        Fixed
 116       32,369          15,470        Beds         91        12/01/95        Fixed
 641       59,913              30        SqFt         96        06/30/96        Fixed
 394       46,170              38        SqFt         99        06/30/96        Fixed
 471       54,400              31        SqFt         89        09/01/95        Fixed
 120       92,808          14,119       Units         92        07/06/96        Fixed
           59,240              28        SqFt         97        07/16/96        Fixed
 411       46,739              36        SqFt         84        07/18/96        Fixed







































            LARGEST TENANT
-----------------------------------------

Executive Suites





US Army




Grandview Inc.
Hastings
University Hospital





1632A Market St.


JC Penney
Big Cheese Pizza


Kash 'N Karry

Mich-Oak Enterprise







Hallmark Clinic


Life Resources







Attorneys Title Insurance Fund


                                    ANNEX A

                                            LARGEST         LARGEST            LARGEST
 LOAN                                       TENANT          TENANT              TENANT                   SECOND LARGEST
COUNTER           PROPERTY NAME            LEASED SF     % OF TOTAL SF     LEASE EXPIRATION                  TENANT
-------   -----------------------------    ---------     -------------     ----------------     --------------------------------
  51      Copper Ridge Apartments
  52      Pacific Court                       9,000            21                Monthly        Petermann
  53      Woodlands of Kennesaw
  54      Alexandria Gardens
  55      Glynn Place Apartments
  56      Mallard Cove Apartments
  57      Springwood Apartments
  58      Lemme Building                      6,230            14               10/01/98        Texas Arizona
  59      Aggregate Loan Level Info.
  59A     Life Center of Galax
  59B     Life Center of Wilmington
  59C     Keystone Treatment Center
  60      The Grand                          10,608            15             08/01/2004        China Bay Club
  61      College Plaza                      19,330            34             02/01/2005        Austin's Steaks
  62      Parkway Market Center              16,970            22             07/01/2006        DSP Contractors
  63      Safeguard Self Storage
  64      Villages at McClintock Apts.
  65      Holiday Inn Grand Rapids
  66      Pine Hill Apartments
  67      533 W. 21st Street Building
  68      Filipello Self Storage              2,000             5               08/31/99        15 Page Street
  69      Shirlington Self Storage
  70      Birch Brook Manor Apartments
  71      Broadmoor Shopping Center          30,000            20               03/01/97        Anthony's
  72      Hobbs Plaza                         8,528            21               11/01/96        Blockbuster Video
  73      Claridge Court Apartments
  74      Carriage Hill Apartments
  75      Sunset Square Shopping Center      30,474            41             02/28/2004        Highland Liquor Depot
  76      Sterling House Assisted Living
  77      Jill Sanders Boutique              10,148           100             12/31/2003
  78      Morena Self Storage
  79      Champions Business Park
  80      Valley View Health Care Center
  81      Holly Nursing Care Center
  82      Pinetree Village Apartments
  83      Budget Mini Storage
  84      All American Self Storage
  85      Colwick Tower Office Building       5,284            10               03/31/98        Key Man (Executive)
  86      Mr. Stor-All
  87      Abington Grove
  88      Glenwood Center                    18,617            40               08/31/99        Acapulco
  89      Secure It Self Storage
  90      Farrington Manor Apartments
  91      Heritage Convalescent Center
  92      Security Public Storage
  93      Poway Garden Self Storage
  94      Harrison Self Storage
  95      LaSombra Apartments
  96      Cypress Commerce                   14,840            25               06/30/97        State of Fla. Dept of Business
  97      Louetta Mini Storage

                                    ANNEX A

SECOND LARGEST     SECOND LARGEST      SECOND LARGEST                                                    MOST RECENT
    TENANT             TENANT              TENANT                                        MOST RECENT         NOI
  LEASED SF        % OF TOTAL SF      LEASE EXPIRATION     1994 NOI       1995 NOI           NOI          END DATE
--------------     --------------     ----------------     ---------     -----------     -----------     -----------
                                                           $ 418,297     $   560,659     $  560,659        11/30/95
      5,600              13                04/01/99          555,829         512,147        512,147        12/31/95
                                                             494,098         534,837        534,837        12/31/95
                                                              77,256         547,395        547,395        08/31/95
                                                                             208,745        208,745        12/31/95
                                                             458,792         501,720        512,243        06/30/96
                                                                             158,643        158,643        12/31/95
      5,500              13              05/01/2015          427,694         507,720        507,720        12/31/95
                                                           1,440,230       1,462,549        871,160
                                                             372,445         375,915        360,897        03/31/96
                                                             503,176         467,480        230,401        03/31/96
                                                             564,609         619,154        279,862        03/31/96
      7,719              11              08/01/2005          749,659         814,389        814,389        12/31/95
      5,817              10              07/01/2003          536,697         659,753        659,753        12/31/95
      7,500              10                08/01/98          211,479         453,458        453,458        12/31/95
                                                                             373,251        417,259        06/30/96
                                                             229,722         340,006        270,068        06/30/96
                                                             553,624         844,495        844,495        12/31/95
                                                                             305,507        305,507        12/31/95
                                                              70,752         550,222        550,222        12/31/95
      1,850               5                10/31/96          394,751         447,367        449,234        12/31/95
                                                             429,781         429,792        467,505        06/30/96
                                                             412,406         401,026        401,026        12/31/95
     23,280              15              01/01/2000          424,554         424,760        424,760        12/31/95
      5,680              14                02/01/97          169,562         187,991        187,991        12/31/95
                                                             205,830         330,626        339,818        04/30/96
                                                             305,473         418,845        418,845        08/31/95
      3,000               4              10/31/2003          344,517         414,066        412,829        07/31/96
                                                             244,415         359,191        286,549        06/30/96
                                                             192,610         220,632        220,632        12/31/95
                                                             346,830         339,204        385,374        06/30/96
                                                                             388,689        399,523        06/30/96
                                                                             243,507        268,944        06/30/96
                                                                             243,430         90,498        06/30/96
                                                             229,856         262,268        262,268        12/31/95
                                                             228,066         286,287        279,970        06/30/96
                                                             380,746         393,513        418,146        06/30/96
      4,150               8                08/01/96          231,471         380,399        361,662        04/01/96
                                                                             301,999        307,655        06/30/96
                                                             206,666         318,795        318,795        12/31/95
      7,571              16              09/30/2000          308,316         354,207        354,207        12/31/95
                                                             299,016         367,559        400,148        06/30/96
                                                              71,555         323,685        323,685        05/20/96
                                                             331,961         311,275        321,186        12/31/95
                                                             244,159         280,725        311,222        06/30/96
                                                             235,236         257,614        281,595        04/30/96
                                                             246,440         276,556        271,998        06/30/96
                                                             245,630         267,828        270,994        04/30/96
     10,409              18              05/31/2001           75,137         205,692        340,113        06/30/96
                                                             212,401         261,699        300,222        06/30/96

                                    ANNEX A

                                                   MOST
                                                  RECENT
 LOAN                                            STATEMENT          UNDERWRITING     UNDERWRITING     UNDERWRITING
COUNTER           PROPERTY NAME                    TYPE                 NOI           CASH FLOW           DSC
-------   -----------------------------    ---------------------    ------------     ------------     ------------
  51      Copper Ridge Apartments          Annualized 11 months     $    675,667     $    519,167         1.79x
  52      Pacific Court                         Annual 1995              627,495          562,993         1.36
  53      Woodlands of Kennesaw                 Annual 1995              553,232          536,792         1.29
  54      Alexandria Gardens                Annualized 8 months          510,741          437,241         1.29
  55      Glynn Place Apartments                Annual 1995              398,398          379,198         1.08
  56      Mallard Cove Apartments           Annualized 6 months          553,898          513,898         1.42
  57      Springwood Apartments                 Annual 1995              481,423          464,473         1.35
  58      Lemme Building                        Annual 1995              687,760          614,146         1.79
  59      Aggregate Loan Level Info.        Annualized 6 months        1,395,243        1,332,245         2.66
  59A     Life Center of Galax              Annualized 6 months          345,174          321,906
  59B     Life Center of Wilmington         Annualized 6 months          518,124          501,836
  59C     Keystone Treatment Center         Annualized 6 months          531,945          508,503
  60      The Grand                             Annual 1995              786,881          673,530         1.85
  61      College Plaza                         Annual 1995              615,052          550,093         1.57
  62      Parkway Market Center                 Annual 1995              566,516          485,579         1.64
  63      Safeguard Self Storage                Trailing 12              513,953          507,862         1.40
  64      Villages at McClintock Apts.          Trailing 12              456,711          417,796         1.26
  65      Holiday Inn Grand Rapids              Annual 1995              814,571          623,718         2.22
  66      Pine Hill Apartments                  Annual 1995              309,011          289,811         1.05
  67      533 W. 21st Street Building           Annual 1995              643,210          633,245         1.97
  68      Filipello Self Storage                Trailing 12              429,585          425,481         1.35
  69      Shirlington Self Storage              Trailing 12              395,720          390,622         1.38
  70      Birch Brook Manor Apartments          Annual 1995              387,929          368,179         1.35
  71      Broadmoor Shopping Center             Annual 1995              473,511          374,148         2.01
  72      Hobbs Plaza                           Annual 1995              175,285          127,903         2.61
  73      Claridge Court Apartments             Trailing 12              355,762          321,973         1.51
  74      Carriage Hill Apartments          Annualized 8 months          360,937          337,987         1.59
  75      Sunset Square Shopping Center     Annualized 7 months          395,006          365,779         1.71
  76      Sterling House Assisted Living        Trailing 12              323,603          314,353         1.30
  77      Jill Sanders Boutique                 Annual 1995              312,577          311,562         1.37
  78      Morena Self Storage                   Trailing 12              382,203          375,192         1.59
  79      Champions Business Park               Trailing 12              332,976          302,006         1.43
  80      Valley View Health Care Center    Annualized 6 months          265,903          249,878         1.90
  81      Holly Nursing Care Center         Annualized 6 months          161,135          152,808         1.47
  82      Pinetree Village Apartments           Annual 1995              283,680          257,000         1.36
  83      Budget Mini Storage                   Trailing 12              307,418          300,556         1.41
  84      All American Self Storage             Trailing 12              395,990          391,512         1.79
  85      Colwick Tower Office Building         Trailing 12              377,954          335,933         1.72
  86      Mr. Stor-All                          Trailing 12              286,547          283,031         1.35
  87      Abington Grove                        Annual 1995              322,155          295,155         1.45
  88      Glenwood Center                       Annual 1995              371,594          349,107         1.52
  89      Secure It Self Storage            Annualized 6 months          337,631          335,151         1.83
  90      Farrington Manor Apartments       Annualized 5 months          244,971          219,371         1.32
  91      Heritage Convalescent Center          Trailing 12              332,323          312,578         1.69
  92      Security Public Storage               Trailing 12              283,638          277,048         1.58
  93      Poway Garden Self Storage             Trailing 12              237,239          233,084         1.28
  94      Harrison Self Storage                 Trailing 12              268,415          265,004         1.43
  95      LaSombra Apartments                   Trailing 12              264,870          230,310         1.50
  96      Cypress Commerce                  Annualized 6 months          318,236          241,342         1.94
  97      Louetta Mini Storage                  Trailing 12              255,258          250,584         1.51

                                    ANNEX A

                   CURRENT                                          CURRENT
UNDERWRITING     REPLACEMENT               ANNUALIZED                OTHER
COMBINED DSC      RESERVES       REP RESERVE PAYMENT/UNIT OR SF     RESERVES
------------     -----------     ------------------------------     --------
                     41,969                 $ 200.00
                                                  --
                                                  --
                     43,545                   250.00
                     11,200                   150.00
                      9,933                   248.33
                      9,888                   150.00

                     28,533                   400.00



                                                                      200,000
                                                                         --
                                                                      405,000
    2.15
                     15,399                   214.00

                     11,200                   150.00
                    102,368                     0.17

    1.71
    1.71             47,562                   250.00


                     22,550                   275.00
                      8,925                   150.00
                      5,638                     0.15                 125,000
                      3,242                   149.78


                        920                     0.10


                      2,510                   251.00
                      2,208                   249.96
                     13,387                   230.07
                      1,294                     0.30


                     66,929                   247.73

                      4,680                     0.36

                      --                       --
                      --                       --
                      6,399                   199.97
                     34,838                   100.00


                      5,042                   252.08
                      7,898                     0.20                 100,000

                                    ANNEX A

 LOAN      CONTROL
COUNTER    NUMBER            PROPERTY NAME                      PROPERTY ADDRESS                       CITY
-------   ---------  -----------------------------  -----------------------------------------  ---------------------
  98      CONT2090   U-Haul Storage (Sterling)      45715 Old Ox Road                          Sterling
  99                 Aggregate Loan Level Info.
  99A     CONT3090   Annabelle's Restaurant         4106 Oleander Drive                        Wilmington
  99B     CONT3091   Annabelle's Restaurant         2735 Park Avenue                           Petersburg
  100     CONT1380   Sierra Vista Self Storage      900 E. Wilcox Drive                        Sierra Vista
  101     CONT1400   Security Public Storage        24873 Huntwood Avenue                      Hayward
  102     CONT1410   Capital City Self Storage      1700 Pleasant Valley Road                  Austin
  103     CONT1420   I Avenue Self Storage          10150 I Avenue                             Hesperia
  104     CONT1430   Ambassador Self Storage        1702 South Highway 121                     Lewisville
  105     CONT1390   Arovista Self Storage          270 Arovista Avenue                        Brea
  106     CONT1440   Willowbrook Apartments         7135-7165 Raleigh Street                   Westminster
  107     CONT1450   67 East Willow Street          67 East Willow Street                      Millburn
  108     CONT3010   U-Haul Storage (Richmond)      2930 North Boulevard                       Richmond
  109     CONT1910   Harwin Business Park           9410-9440 Harwin Drive                     Houston
  110     CONT1470   State College Self-Storage     5185 Hallmark Parkway                      San Bernardino
  111     CONT1480   A Storage Place                8330 Littleton Road                        North Fort Myers
  112     CONT3020   U-Haul Storage (Odenton)       1480 Annapolis Road                        Odenton
  113     CONT1490   UC Mini Storage                4601 Shattuck Avenue                       Oakland
  114     CONT1500   Alpine Self Storage            800 Chambers Avenue                        Eagle
  115     CONT1510   Capital Self-Storage           6755 East Golf Links Rd                    Tucson
  116     CONT2040   Colorow Care Center            750 8th Street                             Olathe
  117     CONT1520   Boston Self Storage            135 Old Colony Avenue                      Boston
  118     CONT1530   Waltham Self Storage           115 Bacon Street                           Waltham
  119     CONT1540   Mulberry Hill Apartments       1130 East Mulberry Ave.                    San Antonio
  120     CONT3030   U-Haul Storage (Oaklawn Blvd)  5400 Oaklawn Blvd.                         Prince George
  121     GMAC1160   Farmington Court Apartments    780 Farmington Avenue                      Pottstown
  122     CONT3040   U-Haul Storage (N Richland)    6404 Browning Drive                        North Richland Hills
  123     CONT1550   C & D Mini-Warehouses          191 Deaverview Road                        Asheville
  124     CONT1560   Aloha Self Storage             5029 Haltom Road                           Haltom City
  125     GMAC1130   Steiner Ocean Apartments       65 Steiner Avenue                          Neptune City
  126     CONT1950   Dependable Mini Storage        730 Military Parkway                       Mesquite
  127     GMAC1180   Arms Apartments                27-86 Mercury Court                        West Springfield
  128     CONT1570   Cedar Hill Self Storage        150 North Clark Road                       Cedar Hill
  129     CONT1580   Watson & Taylor Mini Storage   6450-A Spellman Road                       Houston
  130     CONT3050   U-Haul Storage (Shreveport)    5919 Financial Plaza                       Shreveport
  131     CONT1960   Tyler Street Self Storage      3636 Tyler Street                          Dallas
  132     CONT1590   Locker Room Self Storage       5804 N. Denton Highway                     Haltom City
  133     CONT1600   All American Store & Lock      1255 Prospect Street                       Lakewood
  134     CONT3060   U-Haul Storage (Marrero)       7201 Westbank Expressway                   Marrero
  135     CONT1650   Arizona Storage Inns           2929 North 73rd Street                     Scottsdale
  136     CONT3080   U-Haul Storage (Myrtle Beach)  5604 South Kings Highway                   Myrtle Beach
  137     CONT3070   U-Haul Storage (Jefferson)     4725 Jefferson Park Road                   Prince George

                                    ANNEX A

                                                                        CUT-OFF         CURRENT
                             PROPERTY                ORIGINAL             DATE          MORTGAGE                    FIRST
STATE      ZIP                 TYPE                  BALANCE            BALANCE           RATE       FOOTNOTE     PYMT DATE
------    ------    --------------------------    --------------     --------------     --------     --------     ---------
  VA      20166     Self-Storage/Mini-Storage          1,834,058          1,605,796       9.000                   01/31/94
                    Restaurant                         1,600,000          1,598,372      11.950        (8)        11/01/96
  NC      28403     Restaurant
  VA      23805     Restaurant
  AZ      85635     Self-Storage/Mini-Storage          1,550,000          1,542,691       9.875                   06/01/96
  CA      94544     Self-Storage/Mini-Storage          1,500,000          1,492,470       9.500                   06/01/96
  TX      78741     Self-Storage/Mini-Storage          1,500,000          1,487,591       9.000                   03/01/96
  CA      92345     Self-Storage/Mini-Storage          1,500,000          1,487,076       8.750                   03/01/96
  TX      75067     Self-Storage/Mini-Storage          1,500,000          1,487,076       8.750                   03/01/96
  CA      92621     Self-Storage/Mini-Storage          1,475,000          1,470,497      10.000                   08/01/96
  CO      80030     Multifamily                        1,475,000          1,460,663       8.000                   03/01/96
  NJ      07041     Industrial/Warehouse               1,400,000          1,382,436       9.750                   07/01/96
  VA      23220     Self-Storage/Mini-Storage          1,463,938          1,347,320       9.000                   01/31/94
  TX      77036     Industrial/Warehouse               1,300,000          1,294,904      10.125                   09/01/96
  CA      92407     Self-Storage/Mini-Storage          1,300,000          1,292,163       9.350                   05/01/96
  FL      33903     Self-Storage/Mini-Storage          1,300,000          1,289,024       8.875                   03/01/96
  MD      21113     Self-Storage/Mini-Storage          1,346,800          1,243,224       9.000                   10/31/93
  CA      94609     Self-Storage/Mini-Storage          1,250,000          1,240,653       8.875                   04/01/96
  CO      81631     Self-Storage/Mini-Storage          1,250,000          1,240,461       8.750                   04/01/96
  AZ      85730     Self-Storage/Mini-Storage          1,250,000          1,238,466       9.000                   02/01/96
  CO      81425     Nursing Home                       1,240,000          1,236,773      10.125                   10/01/96
  MA      02127     Self-Storage/Mini-Storage          1,200,000          1,197,264      10.000                   09/01/96
  MA      02154     Self-Storage/Mini-Storage          1,200,000          1,194,575      10.125                   06/01/96
  TX      78215     Multifamily                        1,200,000          1,187,252       8.125        (9)        02/01/96
  VA      23875     Self-Storage/Mini-Storage          1,242,111          1,140,151       9.000                   10/31/94
  PA      19464     Multifamily                        1,075,000          1,064,551       8.000        (6)        03/01/96
  TX      78180     Self-Storage/Mini-Storage          1,163,576          1,048,418       9.000                   01/31/94
  NC      28813     Self-Storage/Mini-Storage          1,050,000          1,046,862      10.125                   08/01/96
  TX      76117     Self-Storage/Mini-Storage          1,000,000            996,947      10.000                   08/01/96
  NJ      07753     Multifamily                        1,000,000            996,891       9.400        (6)        08/01/96
  TX      75149     Self-Storage/Mini-Storage            945,000            943,508       9.750                   10/01/96
  MA      01089     Multifamily                        1,000,000            938,228       8.125        (6)        01/01/96
  TX      75104     Self-Storage/Mini-Storage            850,000            839,806      10.250                   07/01/96
  TX      77096     Self-Storage/Mini-Storage            835,000            831,062       9.875                   06/01/96
  LA      71129     Self-Storage/Mini-Storage            866,000            816,800       9.000                   05/31/94
  TX      75224     Self-Storage/Mini-Storage            800,000            798,737       9.750                   10/01/96
  TX      76148     Self-Storage/Mini-Storage            800,000            792,768       9.125                   02/01/96
  NY      08701     Self-Storage/Mini-Storage            795,000            788,423       9.000                   03/01/96
  LA      70072     Self-Storage/Mini-Storage            729,167            706,783       9.000                   05/31/94
  AZ      85251     Self-Storage/Mini-Storage            530,000            528,914      10.625                   09/01/96
  SC      29575     Self-Storage/Mini-Storage            483,889            397,896       9.000                   10/31/93
  VA      23875     Self-Storage/Mini-Storage            354,951            328,137       9.000                   10/31/94










































































           MONTHLY
           PAYMENT
        -------------
        $   15,391.35
            17,561.64


            13,948.51
            13,105.45
            12,587.95
            12,332.15
            12,332.15
            13,403.34
            11,384.29
            14,831.08
            12,285.32
            12,653.14
            11,222.80
            10,798.49
            11,302.30
            10,383.17
            10,276.80
            10,489.96
            12,069.14
            10,904.41
            11,010.33
             9,361.38
            10,423.75
             8,297.02
             9,764.69
             9,634.04
             9,087.01
             8,667.55
             8,421.25
            12,198.91
             9,264.58
             7,514.20
             7,267.44
             7,129.10
             6,782.18
             6,671.61
             6,119.15
             5,051.55
             4,060.78
             2,978.74
        -------------
        $3,846,257.55
        =============

                                    ANNEX A

                                              ORIGINAL          ORIGINAL                               REMAINING
 LOAN                                          TERM TO            AMORT           SEASONING             TERM TO          MATURITY
COUNTER           PROPERTY NAME            MATURITY (MOS.)     TERM (MOS.)          (MOS.)          MATURITY (MOS.)        DATE
-------   -----------------------------    ---------------     -----------     ----------------     ---------------     ----------
  98      U-Haul Storage (Sterling)              119               300                34                   85           12/01/2003
  99      Aggregate Loan Level Info.             240               240                 1                  239           10/01/2016
  99A     Annabelle's Restaurant
  99B     Annabelle's Restaurant
  100     Sierra Vista Self Storage              120               300                 6                  114           05/01/2006
  101     Security Public Storage                120               300                 6                  114           05/01/2006
  102     Capital City Self Storage              181               300                 9                  172           03/01/2011
  103     I Avenue Self Storage                  121               300                 9                  112           03/01/2006
  104     Ambassador Self Storage                181               300                 9                  172           03/01/2011
  105     Arovista Self Storage                  120               300                 4                  116           07/01/2006
  106     Willowbrook Apartments                 120               300                 9                  111           02/01/2006
  107     67 East Willow Street                  120               180                 5                  115           06/01/2006
  108     U-Haul Storage (Richmond)              119               300                34                   85           12/01/2003
  109     Harwin Business Park                   180               240                 3                  177           08/01/2011
  110     State College Self-Storage             120               300                 7                  113           04/01/2006
  111     A Storage Place                        121               300                 9                  112           03/01/2006
  112     U-Haul Storage (Odenton)               119               300                37                   82           09/01/2003
  113     UC Mini Storage                        120               300                 8                  112           03/01/2006
  114     Alpine Self Storage                    120               300                 8                  112           03/01/2006
  115     Capital Self-Storage                   121               300                10                  111           02/01/2006
  116     Colorow Care Center                    120               240                 2                  118           09/01/2006
  117     Boston Self Storage                    120               300                 3                  117           08/01/2006
  118     Waltham Self Storage                   120               300                 6                  114           05/01/2006
  119     Mulberry Hill Apartments               192               300                10                  182           01/01/2012
  120     U-Haul Storage (Oaklawn Blvd)          119               300                25                   94           09/01/2004
  121     Farmington Court Apartments            120               300                 9                  111           02/01/2006
  122     U-Haul Storage (N Richland)            119               300                34                   85           12/01/2003
  123     C & D Mini-Warehouses                  120               300                 4                  116           07/01/2006
  124     Aloha Self Storage                     120               300                 4                  116           07/01/2006
  125     Steiner Ocean Apartments               120               300                 4                  116           07/01/2006
  126     Dependable Mini Storage                120               300                 2                  118           09/01/2006
  127     Arms Apartments                        120               120                11                  109           12/01/2005
  128     Cedar Hill Self Storage                180               180                 5                  175           06/01/2011
  129     Watson & Taylor Mini Storage           120               300                 6                  114           05/01/2006
  130     U-Haul Storage (Shreveport)            119               300                30                   89           04/01/2004
  131     Tyler Street Self Storage              120               300                 2                  118           09/01/2006
  132     Locker Room Self Storage               181               300                10                  171           02/01/2011
  133     All American Store & Lock              121               300                 9                  112           03/01/2006
  134     U-Haul Storage (Marrero)               119               300                30                   89           04/01/2004
  135     Arizona Storage Inns                   120               300                 3                  117           08/01/2006
  136     U-Haul Storage (Myrtle Beach)          119               300                37                   82           09/01/2003
  137     U-Haul Storage (Jefferson)             119               300                25                   94           09/01/2004










































































           BALLOON
            AMOUNT
         ------------
         $  1,209,741



            1,310,464
            1,258,187
              993,711
            1,233,897
              984,002
            1,250,263
            1,194,679
              711,140
            1,089,376
              601,381
            1,086,881
            1,072,509
            1,020,246
            1,033,993
            1,031,004
            1,034,239
              912,887
            1,017,165
            1,019,747
              719,990
              885,842
              870,699
              823,464
              892,277
              847,636
              837,632
              796,882


              705,958
              673,053
              674,609
              532,551
              657,777
              603,734
              454,827
              276,544
              257,830
         ------------
         $391,130,671
         ============

                                    ANNEX A

 RELATED                        PREPAYMENT
MORTGAGE          FEE/           PENALTY        OPEN       PREPAY       PREPAY       PREPAY       PREPAY
  LOANS         LEASEHOLD       EXPIRATION     PERIOD      YEAR 1       YEAR 2       YEAR 3       YEAR 4
---------    ---------------    ----------     ------     ---------    ---------    ---------    ---------
   No              Fee          12/01/2003        0       LO           LO           LO           LO
   No              Fee          04/01/2016        6       YM/1%PPB     YM/1%PPB     YM/1%PPB     YM/1%PPB


   No              Fee          11/01/2005        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   Yes             Fee          11/01/2005        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   Yes             Fee          03/01/2009       24       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          09/01/2005        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   Yes             Fee          03/01/2009       24       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          01/01/2006        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          08/01/2005        6       LO           LO           LO           YM/1%UPB
   Yes             Fee          12/01/2005        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          12/01/2003        0       LO           LO           LO           LO
   No              Fee          02/01/2011        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          10/01/2005        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          09/01/2005        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          09/01/2003        0       LO           LO           LO           LO
   No              Fee          09/01/2005        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          09/01/2005        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          08/01/2005        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   Yes             Fee          03/01/2006        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          08/01/2005       12       YM           YM           YM           YM
   No              Fee          05/01/2005       12       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          07/01/2011        6       LO           LO           LO           LO
   No              Fee          09/01/2004        0       LO           LO           LO           LO
   No              Fee          11/01/2005        3       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          12/01/2003        0       LO           LO           LO           LO
   No              Fee          01/01/2006        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          01/01/2006        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          01/01/2006        6       LO           LO           LO           LO
   No              Fee          03/01/2006        6       LO           LO           LO           LO
   No              Fee          09/01/2005        3       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          12/01/2010        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          11/01/2005        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
 Yes(1)            Fee          04/01/2004        0       LO           LO           LO           LO
   No              Fee          03/01/2006        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   Yes             Fee          02/01/2009       24       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
   No              Fee          09/01/2005        6       YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
 Yes(1)            Fee          04/01/2004        0       LO           LO           LO           LO
   No              Fee          08/01/2003       36       YM/1%UPB     YM/1%UPB     YM/1%UPB     3%
   No              Fee          09/01/2003        0       LO           LO           LO           LO
   No              Fee          09/01/2004        0       LO           LO           LO           LO

                                    ANNEX A

 LOAN                                        PREPAY       PREPAY       PREPAY       PREPAY
COUNTER           PROPERTY NAME              YEAR 5       YEAR 6       YEAR 7       YEAR 8
-------   ------------------------------    ---------    ---------    ---------    ---------
  98      U-Haul Storage (Sterling)         LO           LO           LO           1%+YM
  99      Aggregate Loan Level Info.        YM/1%PPB     YM/1%PPB     YM/1%PPB     YM/1%PPB
  99A     Annabelle's Restaurant
  99B     Annabelle's Restaurant
  100     Sierra Vista Self Storage         YM/1%UPB     YM/1%UPB     YM/1%UPB     3%
  101     Security Public Storage           YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  102     Capital City Self Storage         YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  103     I Avenue Self Storage             YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  104     Ambassador Self Storage           YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  105     Arovista Self Storage             YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  106     Willowbrook Apartments            YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  107     67 East Willow Street             YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  108     U-Haul Storage (Richmond)         LO           LO           LO           1%+YM
  109     Harwin Business Park              YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  110     State College Self-Storage        YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  111     A Storage Place                   YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  112     U-Haul Storage (Odenton)          LO           LO           LO           1%+YM
  113     UC Mini Storage                   YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  114     Alpine Self Storage               YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  115     Capital Self-Storage              YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  116     Colorow Care Center               YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  117     Boston Self Storage               YM           YM           YM           YM
  118     Waltham Self Storage              YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  119     Mulberry Hill Apartments          LO           LO           LO           LO
  120     U-Haul Storage (Oaklawn Blvd)     LO           LO           LO           1%+YM
  121     Farmington Court Apartments       YM/1%UPB     YM/1%UPB     YM/1%UPB     1%
  122     U-Haul Storage (N Richland)       LO           LO           LO           1%+YM
  123     C & D Mini-Warehouses             YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  124     Aloha Self Storage                YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  125     Steiner Ocean Apartments          LO           YM/1%UPB     YM/1%UPB     YM/1%UPB
  126     Dependable Mini Storage           YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  127     Arms Apartments                   YM/1%UPB     YM/1%UPB     YM/1%UPB     1%
  128     Cedar Hill Self Storage           YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  129     Watson & Taylor Mini Storage      YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  130     U-Haul Storage (Shreveport)       LO           LO           LO           1%+YM
  131     Tyler Street Self Storage         YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  132     Locker Room Self Storage          YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  133     All American Store & Lock         YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
  134     U-Haul Storage (Marrero)          LO           LO           LO           1%+YM
  135     Arizona Storage Inns              2%           1%           1%           N/A
  136     U-Haul Storage (Myrtle Beach)     LO           LO           LO           1%+YM
  137     U-Haul Storage (Jefferson)        LO           LO           LO           1%+YM

                                    ANNEX A

 PREPAY      PREPAY       PREPAY       PREPAY       PREPAY       PREPAY       PREPAY
 YEAR 9      YEAR 10      YEAR 11      YEAR 12      YEAR 13      YEAR 14      YEAR 15
---------   ---------    ---------    ---------    ---------    ---------    ---------
1%+YM       1%+YM        N/A          N/A          N/A          N/A          N/A
YM/1%PPB    YM/1%PPB     YM/1%PPB     YM/1%PPB     1%           1%           1%


2%          1%           N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB     N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     5%           3%           1%           N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
1%+YM       1%+YM        N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
1%+YM       1%+YM        N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM          N/A          N/A          N/A          N/A          N/A          N/A
YM/1%UPB    N/A          N/A          N/A          N/A          N/A          N/A
LO          LO           YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
1%+YM       1%+YM        N/A          N/A          N/A          N/A          N/A
1%          1%           N/A          N/A          N/A          N/A          N/A
1%+YM       1%+YM        N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
1%          1%           N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB     YM/1%UPB
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
1%+YM       1%+YM        N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
YM/1%UPB    YM/1%UPB     5%           3%           1%           N/A          N/A
YM/1%UPB    YM/1%UPB     N/A          N/A          N/A          N/A          N/A
1%+YM       1%+YM        N/A          N/A          N/A          N/A          N/A
N/A         N/A          N/A          N/A          N/A          N/A          N/A
1%+YM       1%+YM        N/A          N/A          N/A          N/A          N/A
1%+YM       1%+YM        N/A          N/A          N/A          N/A          N/A

                                    ANNEX A

                                            PREPAY                                              LTV          YEAR
 LOAN                                        YEAR       APPRAISAL      APPRAISED                AT          BUILT/
COUNTER           PROPERTY NAME              16-25        DATE           VALUE        LTV     BALLOON     RENOVATED
-------   -----------------------------    ---------    ---------     -----------     ---     -------     ----------
  98      U-Haul Storage (Sterling)        N/A           11/01/95       2,900,000     55         42          1988
  99      Aggregate Loan Level Info.       1%            07/01/96       3,050,000     52
  99A     Annabelle's Restaurant                                        2,050,000                            1973
  99B     Annabelle's Restaurant                                        1,000,000                         1920/1975
  100     Sierra Vista Self Storage        N/A           11/20/95       2,265,000     68         58          1982
  101     Security Public Storage          N/A           02/02/96       3,750,000     40         34          1982
  102     Capital City Self Storage        N/A           12/13/95       2,300,000     65         43       1985/1993
  103     I Avenue Self Storage            N/A           11/07/95       2,150,000     69         57          1989
  104     Ambassador Self Storage          N/A           12/14/95       2,850,000     52         35          1986
  105     Arovista Self Storage            N/A           04/15/96       2,370,000     62         53          1984
  106     Willowbrook Apartments           N/A           08/24/95       2,000,000     73         60          1973
  107     67 East Willow Street            N/A           11/01/95       1,990,000     69         36       1969/1995
  108     U-Haul Storage (Richmond)        N/A           11/01/95       2,300,000     59         47       1946/1985
  109     Harwin Business Park             N/A           05/10/96       1,930,000     67         31          1974
  110     State College Self-Storage       N/A           01/16/96       1,750,000     74         62          1989
  111     A Storage Place                  N/A           11/21/95       2,300,000     56         47          1974
  112     U-Haul Storage (Odenton)         N/A           11/01/95       2,300,000     54         44          1986
  113     UC Mini Storage                  N/A           11/13/95       1,800,000     69         57       1930/1986
  114     Alpine Self Storage              N/A           11/01/95       2,700,000     46         38          1983
  115     Capital Self-Storage             N/A           10/12/95       1,800,000     69         57          1986
  116     Colorow Care Center              N/A           05/30/96       1,700,000     73         54          1978
  117     Boston Self Storage              N/A           05/08/96       1,620,000     74         63       1925/1989
  118     Waltham Self Storage             N/A           07/05/95       1,770,000     67         58       1891/1994
  119     Mulberry Hill Apartments         YM/1%UPB      05/18/95       1,500,000     79         48       1960/1994
  120     U-Haul Storage (Oaklawn Blvd)    N/A           11/01/95       1,700,000     67         52          1983
  121     Farmington Court Apartments      N/A           11/07/95       1,375,000     77         63          1970
  122     U-Haul Storage (N Richland)      N/A           11/01/95       1,800,000     58         46          1989
  123     C & D Mini-Warehouses            N/A           03/19/96       1,650,000     63         54          1980
  124     Aloha Self Storage               N/A           12/14/95       1,900,000     52         45          1985
  125     Steiner Ocean Apartments         N/A           11/30/95       1,815,000     55         46       1965/1987
  126     Dependable Mini Storage          N/A           03/14/96       1,665,000     57         48          1986
  127     Arms Apartments                  N/A           07/28/95       2,600,000     36                     1952
  128     Cedar Hill Self Storage          N/A           01/13/96       1,330,000     63                     1985
  129     Watson & Taylor Mini Storage     N/A           01/13/95       1,420,000     59         50          1978
  130     U-Haul Storage (Shreveport)      N/A           11/01/95       1,090,000     75         62          1986
  131     Tyler Street Self Storage        N/A           05/27/96       1,230,000     65         55          1986
  132     Locker Room Self Storage         N/A           12/14/95       1,030,000     77         52          1982
  133     All American Store & Lock        N/A           11/08/95       1,050,000     75         63          1987
  134     U-Haul Storage (Marrero)         N/A           11/01/95         790,000     89         76          1988
  135     Arizona Storage Inns             N/A           03/12/96         790,000     67         58          1976
  136     U-Haul Storage (Myrtle Beach)    N/A           11/01/95       1,015,000     39         27          1972
  137     U-Haul Storage (Jefferson)       N/A           11/01/95         540,000     61         48          1989

                                    ANNEX A

                       LOAN BALANCE                             OCCUPANCY
TOTAL     PROPERTY         PER           UNIT     OCCUPANCY       AS OF       LOAN
UNITS     SIZE(SF)       SF/UNIT         TYPE         %           DATE        TYPE                   LARGEST TENANT
-----     --------     ------------     ------    ---------     ---------     -----     -----------------------------------------
 342       41,400         $   39         SqFt         94        09/18/96      Fixed
           17,460             92         SqFt                                 Fixed
            9,890                                    100        07/01/96
            7,570                                    100        07/01/96
 749       62,426             25         SqFt         90        01/01/96      Fixed
 697       72,170             21         SqFt         91        06/30/96      Fixed
 582       64,271             23         SqFt         92        07/11/96      Fixed
 644       86,302             17         SqFt         94        07/03/96      Fixed
 508       96,942             15         SqFt         89        11/01/95      Fixed     First Choice Auto
 523       55,317             27         SqFt         95        07/09/96      Fixed
  92       57,160         15,877        Units         92        04/01/96      Fixed
           77,129             18         SqFt        100        07/10/96      Fixed     B.W.B. Company
 646       49,964             27         SqFt         88        09/18/96      Fixed
           97,424             13         SqFt         93        07/01/96      Fixed     N.B. Wholesale
 598       57,425             23         SqFt         90        07/03/96      Fixed
 360       43,502             30         SqFt         96        10/01/95      Fixed
 482       40,600             31         SqFt         94        09/18/96      Fixed
 407       16,803             74         SqFt         95        07/29/96      Fixed
 450       56,826             22         SqFt         93        09/30/95      Fixed
 466       35,090             35         SqFt         83        07/15/96      Fixed
  60       21,794         20,613         Beds        100        08/15/96      Fixed
 357       26,578             45         SqFt         78        08/02/96      Fixed
 368       34,352             35         SqFt         89        07/09/96      Fixed
  64       52,654         18,551        Units         91        07/15/96      Fixed
 541       59,150             19         SqFt         95        09/25/96      Fixed
  60       43,980         17,743        Units         92        01/11/96      Fixed
 508       68,635             15         SqFt         76        09/18/96      Fixed
 403       62,504             17         SqFt         94        07/29/96      Fixed
 481       54,400             18         SqFt         88        07/06/96      Fixed
  36       26,700         27,691        Units         88        08/23/96      Fixed
 480       57,851             16         SqFt         93        07/11/96      Fixed
 101       67,012          9,289        Units         95        08/22/96      Fixed
 413       53,138             16         SqFt         97        07/10/96      Fixed
 490       62,882             13         SqFt         85        06/29/96      Fixed
 412       46,375             18         SqFt         94        09/20/96      Fixed
 505       42,285             19         SqFt         94        07/24/96      Fixed
 343       39,800             20         SqFt         97        07/06/96      Fixed
 156       32,350             24         SqFt         88        11/01/95      Fixed
 288       27,363             26         SqFt         99        09/18/96      Fixed
 272       15,100             35         SqFt         99        07/01/96      Fixed
 342       32,000             12         SqFt         92        09/26/96      Fixed
 207       27,150             12         SqFt         87        09/18/96      Fixed

                                    ANNEX A

                                             LARGEST         LARGEST            LARGEST
 LOAN                                        TENANT          TENANT              TENANT                   SECOND LARGEST
COUNTER           PROPERTY NAME             LEASED SF     % OF TOTAL SF     LEASE EXPIRATION                  TENANT
-------   ------------------------------    ---------     -------------     ----------------     --------------------------------
  98      U-Haul Storage (Sterling)
  99      Aggregate Loan Level Info.
  99A     Annabelle's Restaurant
  99B     Annabelle's Restaurant
  100     Sierra Vista Self Storage
  101     Security Public Storage
  102     Capital City Self Storage
  103     I Avenue Self Storage
  104     Ambassador Self Storage              8,200              8              01/01/98
  105     Arovista Self Storage
  106     Willowbrook Apartments
  107     67 East Willow Street               36,500             47            01/31/2006        Sharon Lifestyles
  108     U-Haul Storage (Richmond)
  109     Harwin Business Park                18,750             19              05/31/97        Abassi Wholesale
  110     State College Self-Storage
  111     A Storage Place
  112     U-Haul Storage (Odenton)
  113     UC Mini Storage
  114     Alpine Self Storage
  115     Capital Self-Storage
  116     Colorow Care Center
  117     Boston Self Storage
  118     Waltham Self Storage
  119     Mulberry Hill Apartments
  120     U-Haul Storage (Oaklawn Blvd)
  121     Farmington Court Apartments
  122     U-Haul Storage (N Richland)
  123     C & D Mini-Warehouses
  124     Aloha Self Storage
  125     Steiner Ocean Apartments
  126     Dependable Mini Storage
  127     Arms Apartments
  128     Cedar Hill Self Storage
  129     Watson & Taylor Mini Storage
  130     U-Haul Storage (Shreveport)
  131     Tyler Street Self Storage
  132     Locker Room Self Storage
  133     All American Store & Lock
  134     U-Haul Storage (Marrero)
  135     Arizona Storage Inns
  136     U-Haul Storage (Myrtle Beach)
  137     U-Haul Storage (Jefferson)

                                    ANNEX A

SECOND LARGEST     SECOND LARGEST      SECOND LARGEST
    TENANT             TENANT              TENANT                                        MOST RECENT     MOST RECENT
  LEASED SF        % OF TOTAL SF      LEASE EXPIRATION     1994 NOI       1995 NOI           NOI         NOI END DATE
--------------     --------------     ----------------     ---------     -----------     -----------     ------------
                                                                         $   289,124     $   325,699       07/31/96
                                                                             485,819         485,819       07/31/95
                                                                             407,783         407,783       07/31/95
                                                                              78,036          78,036       07/31/95
                                                                             222,913         258,370       06/30/96
                                                           $ 359,852         387,208         445,191       06/30/96
                                                             186,881         206,878         264,082       03/31/96
                                                             196,587         230,861         231,703       11/30/95
                                                             367,634         328,913         376,955       03/31/96
                                                             231,944         232,517         238,011       06/30/96
                                                             179,923         194,751         165,846       03/31/96
    35,000               45              08/31/2005                           32,956         211,683       06/30/96
                                                                             247,331         257,926       07/31/96
     9,600               10                11/30/96          250,417         308,068         258,642       06/30/96
                                                             158,854         168,112         165,989       06/30/96
                                                             225,161         237,636         256,533       06/30/96
                                                                             196,781         231,596       07/31/96
                                                             182,577         184,183         191,985       03/31/96
                                                             256,816         264,786         287,149       06/30/96
                                                             176,761         191,234         182,620       06/30/96
                                                             236,834         269,262         302,442       06/30/96
                                                             151,861         183,705         200,762       06/30/96
                                                             175,647         174,992         197,320       06/30/96
                                                             (26,185)        106,970         150,940       06/30/96
                                                                             215,834         229,225       07/31/96
                                                                              94,628          94,628       12/31/95
                                                                             193,173         191,181       07/31/96
                                                             199,188         195,491         189,670       06/30/96
                                                             164,178         238,106         237,477       06/30/96
                                                             191,328         189,991         189,991       12/31/95
                                                             155,252         169,385         149,758       06/30/96
                                                             201,534         299,881         299,881       10/31/95
                                                             184,703         179,609         154,908       06/30/96
                                                             121,868         146,258         147,759       06/30/96
                                                                             126,078         139,157       07/31/96
                                                              25,382         120,836         154,584       06/30/96
                                                             117,802         115,524         135,702       03/31/96
                                                              60,095         111,006         124,730       06/30/96
                                                                              84,318         110,007       07/31/96
                                                              89,810          93,790          98,902       06/30/96
                                                                             101,750          84,025       07/31/96
                                                                              52,845          67,029       07/31/96
                                                                         -----------     -----------
                                                                         $67,986,862     $68,329,455
                                                                         ===========     ===========

                                    ANNEX A

                                                MOST RECENT
 LOAN                                            STATEMENT          UNDERWRITING     UNDERWRITING     UNDERWRITING
COUNTER           PROPERTY NAME                    TYPE                 NOI           CASH FLOW           DSC
-------   -----------------------------    ---------------------    ------------     ------------     ------------
  98      U-Haul Storage (Sterling)             Trailing 12         $    315,735     $    309,525         1.71x
  99      Aggregate Loan Level Info.            Trailing 12              262,739          244,593         1.25
  99A     Annabelle's Restaurant                Trailing 12              168,565          157,624
  99B     Annabelle's Restaurant                Trailing 12               94,174           86,969
  100     Sierra Vista Self Storage             Trailing 12              246,086          240,745         1.47
  101     Security Public Storage               Trailing 12              410,080          402,863         2.61
  102     Capital City Self Storage             Trailing 12              216,250          209,823         1.43
  103     I Avenue Self Storage                 Trailing 12              202,801          198,486         1.37
  104     Ambassador Self Storage               Trailing 12              284,354          265,300         1.92
  105     Arovista Self Storage                 Trailing 12              231,451          228,685         1.44
  106     Willowbrook Apartments                Trailing 12              220,776          198,972         1.62
  107     67 East Willow Street             Annualized 6 months          231,337          223,624         1.30
  108     U-Haul Storage (Richmond)             Trailing 12              260,508          253,013         1.77
  109     Harwin Business Park                  Trailing 12              226,026          194,364         1.49
  110     State College Self-Storage            Trailing 12              167,094          164,223         1.24
  111     A Storage Place                       Trailing 12              236,275          234,100         1.82
  112     U-Haul Storage (Odenton)              Trailing 12              221,491          215,401         1.63
  113     UC Mini Storage                       Trailing 12              172,434          170,586         1.38
  114     Alpine Self Storage                   Trailing 12              239,061          235,083         1.94
  115     Capital Self-Storage                  Trailing 12              175,440          173,685         1.39
  116     Colorow Care Center                   Trailing 12              216,418          205,521         1.49
  117     Boston Self Storage                   Trailing 12              187,722          186,393         1.43
  118     Waltham Self Storage                  Trailing 12              187,846          185,441         1.42
  119     Mulberry Hill Apartments              Trailing 12              144,011          134,411         1.28
  120     U-Haul Storage (Oaklawn Blvd)         Trailing 12              213,272          207,357         1.71
  121     Farmington Court Apartments           Annual 1995              111,272           99,272         1.12
  122     U-Haul Storage (N Richland)           Trailing 12              188,206          182,029         1.61
  123     C & D Mini-Warehouses                 Trailing 12              172,792          166,542         1.49
  124     Aloha Self Storage                    Trailing 12              195,183          189,743         1.79
  125     Steiner Ocean Apartments              Annual 1995              163,390          148,990         1.57
  126     Dependable Mini Storage           Annualized 6 months          170,276          167,433         1.68
  127     Arms Apartments                  Annualized 10 months          302,467          274,995         2.07
  128     Cedar Hill Self Storage               Trailing 12              161,434          158,777         1.45
  129     Watson & Taylor Mini Storage          Trailing 12              152,643          146,355         1.69
  130     U-Haul Storage (Shreveport)           Trailing 12              122,480          117,842         1.40
  131     Tyler Street Self Storage             Trailing 12              130,610          126,381         1.53
  132     Locker Room Self Storage              Trailing 12              102,957          100,967         1.27
  133     All American Store & Lock             Trailing 12              109,772          106,537         1.37
  134     U-Haul Storage (Marrero)              Trailing 12               89,040           84,936         1.21
  135     Arizona Storage Inns                  Trailing 12               99,396           97,286         1.64
  136     U-Haul Storage (Myrtle Beach)         Trailing 12               91,812           88,292         1.88
  137     U-Haul Storage (Jefferson)            Trailing 12               56,039           53,595         1.57
                                                                    ------------     ------------
                                                                    $ 70,238,526     $ 64,863,819
                                                                    ============     ============

                                    ANNEX A

  MARK TO          CURRENT                                          CURRENT
   MARKET        REPLACEMENT               ANNUALIZED                OTHER
COMBINED DSC      RESERVES       REP RESERVE PAYMENT/UNIT OR SF     RESERVES
------------     -----------     ------------------------------     --------
                 $    22,047
                       8,730                $   1.00








                      12,600                  225.00
                       5,787                    0.10
                       6,225



                       8,625



                       2,167                  216.60


                       8,536                  200.06
                       2,922
                       7,246                  200.00
                       1,184


                     184,834                  400.00
                                                0.08
                       6,733                  200.00


    1.32              (1,513)



    1.32              (5,542)

                      10,200
                       2,499




                  DISTRIBUTION OF DEBT SERVICE COVERAGE RATIOS

                                 MORTGAGE POOL

                                                                              WEIGHTED       WEIGHTED
                                         PERCENTAGE OF                        AVERAGE        AVERAGE        WEIGHTED
       RANGE OF            NUMBER OF       AGGREGATE       CUT-OFF DATE     DEBT SERVICE     CURRENT        AVERAGE
     DEBT SERVICE          MORTGAGE      CUT-OFF DATE       PRINCIPAL         COVERAGE       MORTGAGE     CUT-OFF DATE
   COVERAGE RATIOS           LOANS          BALANCE          BALANCE           RATIO           RATE        LTV RATIO
----------------------     ---------     -------------     ------------     ------------     --------     ------------
1.05x - 1.10x                   4              1.74%       $  7,953,251         1.07x          8.177%          82%
1.11 -  1.20                    3              5.57          25,459,169         1.19           8.471           68
1.21 -  1.30                   21             16.07          73,419,268         1.26           9.350           70
1.31 -  1.40                   23             13.79          63,004,326         1.36           9.107           71
1.41 -  1.50                   24             13.88          63,410,219         1.44           9.212           69
1.51 -  1.60                   17             15.20          69,414,637         1.56           9.272           65
1.61 -  1.70                   17             17.60          80,382,738         1.66           9.210           65
1.71 -  1.80                   12              9.39          42,886,032         1.76           9.381           65
1.81 -  1.90                    5              1.82           8,333,708         1.85           9.488           60
1.91 -  2.00                    4              1.67           7,635,399         1.95           8.800           59
2.01 -  2.25                    3              1.37           6,273,981         2.13           9.740           53
2.26 -  2.50                    1              0.62           2,840,738         2.27           8.875           75
2.51 -  3.00                    3              1.27           5,808,886         2.64          10.753           36
                              ---            ------        ------------         ----          ------           --
Total/Weighted Average        137            100.00%       $456,822,350        1.51x           9.208%          67%
                              ===            ======        ============         ====          ======           ==

                  DISTRIBUTION OF DEBT SERVICE COVERAGE RATIOS

                                  LOAN GROUP 1

                                                                              WEIGHTED       WEIGHTED
                                         PERCENTAGE OF                      AVERAGE DEBT     AVERAGE        WEIGHTED
       RANGE OF            NUMBER OF       AGGREGATE       CUT-OFF DATE       SERVICE        CURRENT        AVERAGE
     DEBT SERVICE          MORTGAGE      CUT-OFF DATE       PRINCIPAL         COVERAGE       MORTGAGE     CUT-OFF DATE
   COVERAGE RATIOS           LOANS          BALANCE          BALANCE           RATIO           RATE        LTV RATIO
----------------------     ---------     -------------     ------------     ------------     --------     ------------
    1.41x - 1.50x              2               8.33%       $  2,788,293         1.47x          8.703%          70%
    1.51 -  1.60               2              29.95          10,026,336         1.59           8.531           66
    1.61 -  1.70               2              53.23          17,819,780         1.67           8.531           59
    2.26 -  2.50               1               8.49           2,840,738         2.27           8.875           75
                             ---             ------         -----------         ----           -----          ---
Total/Weighted Average         7             100.00%       $ 33,475,147         1.68x          8.575%          63%
                             ===             ======         ===========         ====           =====          ===

                  DISTRIBUTION OF DEBT SERVICE COVERAGE RATIOS

                                  LOAN GROUP 2

                                                                              WEIGHTED       WEIGHTED
                                         PERCENTAGE OF                      AVERAGE DEBT     AVERAGE        WEIGHTED
       RANGE OF            NUMBER OF       AGGREGATE       CUT-OFF DATE       SERVICE        CURRENT        AVERAGE
     DEBT SERVICE          MORTGAGE      CUT-OFF DATE       PRINCIPAL         COVERAGE       MORTGAGE     CUT-OFF DATE
   COVERAGE RATIOS           LOANS          BALANCE          BALANCE           RATIO           RATE        LTV RATIO
----------------------     ---------     -------------     ------------     ------------     --------     ------------
    1.05x - 1.10x               4              1.88%       $  7,953,251         1.07x          8.177%          82%
     1.11 - 1.20                3              6.01          25,459,169         1.19           8.471           68
     1.21 - 1.30               21             17.34          73,419,268         1.26           9.350           70
     1.31 - 1.40               23             14.88          63,004,326         1.36           9.107           71
     1.41 - 1.50               22             14.32          60,62l,926         1.45           9.236           69
     1.51 - 1.60               15             14.03          59,388,300         1.55           9.397           64
     1.61 - 1.70               15             14.78          62,562,958         1.66           9.403           66
     1.71 - 1.80               12             10.13          42,886,032         1.76           9.381           65
     1.81 - 1.90                5              1.97           8,333,708         1.85           9.488           60
     1.91 - 2.00                4              1.80           7,635,399         1.95           8.800           59
     2.01 - 2.25                3              1.48           6,273,981         2.13           9.740           53
     2.51 - 3.00                3              1.37           5,808,886         2.64          10.753           36
                              ---            ------        ------------         ----           -----           --
Total/Weighted Average        130            100.00%       $423,347,204         1.50x          9.258%          67%
                              ===            ======        ============         ====           =====           ==

               DISTRIBUTION OF CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                 MORTGAGE POOL

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                           AGGREGATE                          AVERAGE        AVERAGE        WEIGHTED
       RANGE OF            NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE       AVERAGE
  CUT-OFF DATE LOAN-       MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
   TO-VALUE RATIOS           LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
----------------------     ---------     -------------     ------------     ------------     --------     ------------
35% - 50%                       6              1.84%       $  8,385,471         2.44x         10.080%          38%
51 - 60                        23             17.32          79,144,317         1.68           9.625           57
61 - 65                        20             12.55          57,320,996         1.60           9.335           64
66 - 70                        35             37.20         169,918,819         1.43           9.274           68
71 - 75                        44             25.47         116,334,447         1.45           8.886           73
76 - 80                         5              2.99          13,671,905         1.45           8.507           78
81 - 85                         3              2.48          11,339,613         1.16           8.184           83
86 - 90                         1              0.15             706,783         1.21           9.000           89
                              ---            ------        ------------         ----           -----           --
Total/Weighted Average        137            100.00%       $456,822,350         1.51x          9.208%          67%
                              ===            ======        ============         ====           =====           ==

               DISTRIBUTION OF CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                  LOAN GROUP 1

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                           AGGREGATE                        AVERAGE DEBT     AVERAGE        WEIGHTED
       RANGE OF            NUMBER OF     CUT-OFF DATE      CUT-OFF DATE       SERVICE        MORTGAGE       AVERAGE
     CUT-OFF DATE          MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
 LOAN-TO-VALUE RATIOS        LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
----------------------     ---------     -------------     ------------     ------------     --------     ------------
      51% - 60%                1              39.36%       $ 13,176,907         1.66x          8.531%          58%
       61 - 65                 2              35.98          12,043,144         1.64           8.531           64
       66 - 70                 2              10.90           3,649,827         1.54           8.663           67
       71 - 75                 2              13.76           4,605,269         1.96           8.743           73
                             ---             ------         -----------         ----           -----          ---
Total/Weighted Average         7             100.00%       $ 33,475,147         1.68x          8.575%          63%
                             ===             ======         ===========         ====           =====          ===

               DISTRIBUTION OF CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                  LOAN GROUP 2

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                           AGGREGATE                        AVERAGE DEBT     AVERAGE        WEIGHTED
                           NUMBER OF     CUT-OFF DATE      CUT-OFF DATE       SERVICE        MORTGAGE       AVERAGE
RANGE OF CUT-OFF DATE      MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
 LOAN-TO-VALUE RATIOS        LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
----------------------     ---------     -------------     ------------     ------------     --------     ------------
      35% - 50%                 6              1.98%       $  8,385,471      2.44x            10.080%          38%
       51 - 60                 22             15.58          65,967,409       1.68             9.844           57
       61 - 65                 18             10.70          45,277,852       1.59             9.549           64
       66 - 70                 33             39.27         166,268,992       1.43             9.287           68
       71 - 75                 42             26.39         111,729,178       1.43             8.892           73
       76 - 80                  5              3.23          13,671,905       1.45             8.507           78
       81 - 85                  3              2.68          11,339,613       1.16             8.184           83
       86 - 90                  1              0.17             706,783       1.21             9.000           89
                              ---            ------         -----------       ----             -----          ---
Total/Weighted Average        130            100.00%       $423,347,204      1.50x             9.258%          67%
                              ===            ======         ===========       ====             =====          ===

                  DISTRIBUTION OF BALLOON LOAN-TO-VALUE RATIOS

                                 MORTGAGE POOL

                                       PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                         AGGREGATE                          AVERAGE        AVERAGE        WEIGHTED
                         NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE       AVERAGE
  RANGE OF BALLOON       MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
LOAN-TO-VALUE RATIOS       LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
--------------------     ---------     -------------     ------------     ------------     --------     ------------
 Not Applicable               6              2.49%       $ 11,380,317         1.91x         10.187%          51%
    27% - 50%                27             11.87          54,231,879         1.75           9.585           57
     51 - 60                 51             38.92         177,784,409         1.55           9.364           65
     61 - 65                 33             32.81         149,877,211         1.38           8.942           71
     66 - 70                 16              9.24          42,211,232         1.43           9.041           73
     71 - 75                  3              4.52          20,630,520         1.48           8.612           76
     76 - 80                  1              0.15             706,783         1.21           9.000           89
                            ---            ------         -----------         ----           -----           --

 Total/Weighted
      Average               137            100.00%       $456,822,350         1.51x          9.208%          67%
                            ===            ======         ===========         ====           =====           ==



                  DISTRIBUTION OF BALLOON LOAN-TO-VALUE RATIOS

                                  LOAN GROUP 1

                                       PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                         AGGREGATE                        AVERAGE DEBT     AVERAGE        WEIGHTED
                         NUMBER OF     CUT-OFF DATE      CUT-OFF DATE       SERVICE        MORTGAGE       AVERAGE
  RANGE OF BALLOON       MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
LOAN-TO-VALUE RATIOS       LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
--------------------     ---------     -------------     ------------     ------------     --------     ------------
      49% - 50%              1               3.06%       $  1,023,762        1.49x           9.000%          68%
        51 - 60              3              75.34          25,220,051         1.65           8.531           61
        61 - 65              2              13.12           4,390,596         1.51           8.531           69
        66 - 70              1               8.49           2,840,738         2.27           8.875           75
                           ---             ------         -----------         ----           -----          ----

          Total              7             100.00%       $ 33,475,147        1.68x           8.575%          63%
                           ===             ======         ===========         ====           =====          ====

                  DISTRIBUTION OF BALLOON LOAN-TO-VALUE RATIOS

                                  LOAN GROUP 2

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                           AGGREGATE                          AVERAGE        AVERAGE        WEIGHTED
                           NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE       AVERAGE
   RANGE OF BALLOON        MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
 LOAN-TO-VALUE RATIOS        LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
----------------------     ---------     -------------     ------------     ------------     --------     ------------
    Not Applicable              6              2.69%       $ 11,380,317         1.91x         10.187%          51%
      27% - 50%                26             12.57          53,208,117         1.75           9.596           57
       51 - 60                 48             36.04         152,564,358         1.53           9.502           66
       61 - 65                 31             34.37         145,486,615         1.38           8.954           71
       66 - 70                 15              9.30          39,370,494         1.37           9.053           73
       71 - 75                  3              4.87          20,630,520         1.48           8.612           76
       76 - 80                  1              0.17             706,783         1.21           9.000           89
                              ---            ------        ------------         ----           -----           --
Total/Weighted Average        130            100.00%       $423,347,204         1.50x          9.258%          67%
                              ===            ======        ============         ====           =====           ==


                         DISTRIBUTION OF PROPERTY TYPES

                                 MORTGAGE POOL

                                            PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                              AGGREGATE                          AVERAGE        AVERAGE        WEIGHTED
                              NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE       AVERAGE
                              MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
      PROPERTY TYPE             LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
-------------------------     ---------     -------------     ------------     ------------     --------     ------------
Multifamily                       41             24.82%       $113,396,460         1.45x          8.558%          70%
Office                            18             24.38         111,392,577         1.56           9.451           67
Self-Storage/Mini-Storage         47             16.41          74,954,497         1.53           9.434           65
Retail                            12             13.85          63,287,887         1.58           9.794           63
Mobile Home Park                   5             12.61          57,599,584         1.27           8.597           70
Lodging                            3              3.68          16,831,882         1.76           9.741           64
Nursing Home                       7              3.08          14,059,990         1.99          10.117           63
Industrial/Warehouse               3              0.81           3,701,102         1.42           9.674           68
Restaurant                         1              0.35           1,598,372         1.25          11.950           52
                                 ---            ------        ------------         ----          ------           --

Total/Weighted Average           137            100.00%       $456,822,350         1.51x          9.208%          67%
                                 ===            ======        ============         ====          ======           ==

                         DISTRIBUTION OF PROPERTY TYPES

                                  LOAN GROUP 1

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                           AGGREGATE                        AVERAGE DEBT     AVERAGE        WEIGHTED
                           NUMBER OF     CUT-OFF DATE      CUT-OFF DATE       SERVICE        MORTGAGE       AVERAGE
                           MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
    PROPERTY TYPE            LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
----------------------     ---------     -------------     ------------     ------------     --------     ------------
Multifamily                    5              88.46%       $ 29,610,647         1.63x          8.531%          62%
Nursing Home                   1               8.49           2,840,738         2.27           8.875           75
Industrial/Warehouse           1               3.06           1,023,762         1.49           9.000           68
                             ---             ------         -----------         ----           -----           --
Total/Weighted Average         7             100.00%       $ 33,475,147         1.68x          8.575%          63%
                             ===             ======         ===========         ====           =====          ===

                         DISTRIBUTION OF PROPERTY TYPES

                                  LOAN GROUP 2

                                            PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                              AGGREGATE                          AVERAGE        AVERAGE        WEIGHTED
                              NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE       AVERAGE
                              MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
      PROPERTY TYPE             LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
-------------------------     ---------     -------------     ------------     ------------     --------     ------------
Office                            18             26.31%       $111,392,577         1.56x          9.451%          67%
Multifamily                       36             19.79          83,785,813         1.39           8.567           73
Self-Storage/Mini-Storage         47             17.71          74,954,497         1.53           9.434           65
Retail                            12             14.95          63,287,887         1.58           9.794           63
Mobile Home Park                   5             13.61          57,599,584         1.27           8.597           70
Lodging                            3              3.98          16,831,882         1.76           9.741           64
Nursing Home                       6              2.65          11,219,252         1.92          10.432           60
Industrial/Warehouse               2              0.63           2,677,340         1.39           9.931           68
Restaurant                         1              0.38           1,598,372         1.25          11.950           52
                                 ---            ------        ------------         ----           -----           --
Total                            130            100.00%       $423,347,204         1.50x          9.258%          67%
                                 ===            ======        ============         ====           =====           ==

                        DISTRIBUTION OF PROPERTY STATES

                                 MORTGAGE POOL

                                       PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                         AGGREGATE                          AVERAGE        AVERAGE        WEIGHTED
                         NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE       AVERAGE
                         MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
   PROPERTY STATE          LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
--------------------     ---------     -------------     ------------     ------------     --------     ------------
California                   22             17.17%       $ 78,452,484         1.49x          9.486%          67%
Florida                      10             10.98          50,179,408         1.53           9.013           69
Illinois                      3              8.57          39,149,837         1.22           8.592           68
Texas                        20              8.16          37,279,516         1.56           9.021           66
New York                     18              8.05          36,773,610         1.48           9.039           71
Connecticut                   3              5.51          25,160,62l         1.55           8.750           72
Arizona                       6              4.95          22,599,189         1.65           9.026           63
Tennessee                     2              4.52          20,659,258         1.60           9.523           62
Colorado                      9              4.47          20,402,019         1.52           9.195           69
Virginia                      7              3.63          16,600,764         1.71           9.489           59
District of Columbia          2              3.18          14,540,000         1.74           9.813           69
Washington                    1              2.71          12,382,600         1.59           9.907           57
Georgia                       3              2.53          11,575,718         1.15           8.656           80
Louisiana                     4              2.01           9,187,690         1.57           8.853           70
Wisconsin                     1              1.65           7,537,500         1.28           9.988           72
New Jersey                    4              1.61           7,370,838         1.63           8.877           64
Massachusetts                 5              1.56           7,147,840         1.62           9.500           67
New Mexico                    3              1.33           6,098,517         1.81          10.750           51
Pennsylvania                  2              1.14           5,216,276         1.25           8.199           77
Nebraska                      1              1.14           5,200,000         1.51           9.558           65
Wyoming                       1              1.09           4,991,997         1.41           9.670           65
North Carolina                3              1.02           4,640,769         1.50          10.754           57
Michigan                      1              0.71           3,254,885         2.22           9.560           56
Delaware                      1              0.55           2,515,311         1.51           8.000           71
Kansas                        1              0.50           2,289,155         1.30           9.875           72
Minnesota                     1              0.45           2,040,334         1.79           9.875           55
Idaho                         1              0.42           1,935,095         1.52           9.490           57
Maryland                      1              0.27           1,243,224         1.63           9.000           54
South Carolina                1              0.09             397,896         1.88           9.000           39
                            ---            ------        ------------         ----           -----           --
  Total/Weighted
    Average                 137            100.00%       $456,822,350         1.51x          9.208%          67%
                            ===            ======        ============         ====           =====           ==

                        DISTRIBUTION OF PROPERTY STATES

                                  LOAN GROUP 1

                                 PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                   AGGREGATE                        AVERAGE DEBT     AVERAGE        WEIGHTED
                   NUMBER OF     CUT-OFF DATE      CUT-OFF DATE       SERVICE        MORTGAGE       AVERAGE
                   MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
PROPERTY STATE       LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
--------------     ---------     -------------     ------------     ------------     --------     ------------
Texas                  4              49.09%       $ 16,433,740         1.60x          8.531%          65%
Arizona                2              47.85          16,017,645         1.77           8.592           61
New Jersey             1               3.06           1,023,762         1.49           9.000           68
                     ---              -----         -----------         ----           -----           --
Total                  7             100.00%       $ 33,475,147         1.68x          8.575%          63%
                     ===              =====         ===========         ====           =====          ===

                        DISTRIBUTION OF PROPERTY STATES

                                  LOAN GROUP 2

                                       PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                         AGGREGATE                          AVERAGE        AVERAGE        WEIGHTED
                         NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE       AVERAGE
                         MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
   PROPERTY STATE          LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
--------------------     ---------     -------------     ------------     ------------     --------     ------------
California                   22             18.53%       $ 78,452,484         1.49x          9.486%          67%
Florida                      10             11.85          50,179,408         1.53           9.013           69
Illinois                      3              9.25          39,149,837         1.22           8.592           68
New York                     18              8.69          36,773,610         1.48           9.039           71
Connecticut                   3              5.94          25,160,621         1.55           8.750           72
Texas                        16              4.92          20,845,776         1.53           9.406           66
Tennessee                     2              4.88          20,659,258         1.60           9.523           62
Colorado                      9              4.82          20,402,019         1.52           9.195           69
Virginia                      7              3.92          16,600,764         1.71           9.489           59
District of Columbia          2              3.43          14,540,000         1.74           9.813           69
Washington                    1              2.92          12,382,600         1.59           9.907           57
Georgia                       3              2.73          11,575,718         1.15           8.656           80
Louisiana                     4              2.17           9,187,690         1.57           8.853           70
Wisconsin                     1              1.78           7,537,500         1.28           9.988           72
Massachusetts                 5              1.69           7,147,840         1.62           9.500           67
Arizona                       4              1.55           6,581,544         1.37          10.081           67
New Jersey                    3              1.50           6,347,076         1.65           8.857           64
New Mexico                    3              1.44           6,098,517         1.81          10.750           51
Pennsylvania                  2              1.23           5,216,276         1.25           8.199           77
Nebraska                      1              1.23           5,200,000         1.51           9.558           65
Wyoming                       1              1.18           4,991,997         1.41           9.670           65
North Carolina                3              1.10           4,640,769         1.51          10.754           57
Michigan                      1              0.77           3,254,885         2.22           9.560           56
Delaware                      1              0.59           2,515,311         1.51           8.000           71
Kansas                        1              0.54           2,289,155         1.30           9.875           72
Minnesota                     1              0.48           2,040,334         1.79           9.875           55
Idaho                         1              0.46           1,935,095         1.52           9.490           57
Maryland                      1              0.29           1,243,224         1.63           9.000           54
South Carolina                1              0.09             397,896         1.88           9.000           39
                            ---            ------        ------------         ----           -----
                                                                                                             --
Total                       130            100.00%       $423,347,204         1.50x          9.258%          67%
                            ===            ======        ============         ====           =====           ==

                     DISTRIBUTION OF CUT-OFF DATE BALANCES

                                 MORTGAGE POOL

                                                                                 WEIGHTED       WEIGHTED
                                            PERCENTAGE OF                        AVERAGE        AVERAGE        WEIGHTED
                              NUMBER OF       AGGREGATE       CUT-OFF DATE     DEBT SERVICE     CURRENT        AVERAGE
      CUT-OFF DATE            MORTGAGE      CUT-OFF DATE       PRINCIPAL         COVERAGE       MORTGAGE     CUT-OFF DATE
   PRINCIPAL BALANCES           LOANS          BALANCE          BALANCE           RATIO           RATE        LTV RATIO
-------------------------     ---------     -------------     ------------     ------------     --------     ------------
 $  137,790 - $   499,999          7              0.53%       $  2,409,938         1.36x          8.301%          66%
    500,000 -     999,999         17              2.92          13,327,582         1.59           9.358           64
  1,000,000 -   1,999,999         46             14.86          67,898,854         1.54           9.276           66
  2,000,000 -   2,999,999         19             10.14          46,321,404         1.55           9.098           69
  3,000,000 -   3,999,999         12              9.30          42,501,67l         1.68           9.556           63
  4,000,000 -   4,999,999         10              9.71          44,341,625         1.40           9.134           69
  5,000,000 -   5,999,999          6              6.94          31,683,485         1.40           9.250           70
  6,000,000 -   6,999,999          5              7.04          32,150,453         1.53           9.089           72
  7,000,000 -   7,999,999          3              4.84          22,110,502         1.46           8.856           70
  8,000,000 -   8,999,999          2              3.69          16,862,341         1.55           9.791           67
  9,000,000 -   9,999,999          2              4.19          19,150,000         1.59           9.046           72
 10,000,000 -  11,999,999          1              2.60          11,876,625         1.65           9.825           68
 12,000,000 -  13,999,999          4             11.10          50,729,161         1.48           8.947           63
 14,000,000 -  16,999,999          2              6.89          31,487,890         1.62           9.702           63
 20,000,000 -  24,999,999          1              5.25          23,970,819         1.19           8.500           68
                                 ---            ------        ------------         ----           -----           --
   Total/Weighted Average        137            100.00%       $456,822,350         1.51x          9.208%         67%
                                 ===            ======        ============         ====           =====           ==


                     DISTRIBUTION OF CUT-OFF DATE BALANCES

                                  LOAN GROUP 1

                                                                                 WEIGHTED       WEIGHTED
                                            PERCENTAGE OF                      AVERAGE DEBT     AVERAGE        WEIGHTED
                              NUMBER OF       AGGREGATE       CUT-OFF DATE       SERVICE        CURRENT        AVERAGE
      CUT-OFF DATE            MORTGAGE      CUT-OFF DATE       PRINCIPAL         COVERAGE       MORTGAGE     CUT-OFF DATE
   PRINCIPAL BALANCES           LOANS          BALANCE          BALANCE           RATIO           RATE        LTV RATIO
-------------------------     ---------     -------------     ------------     ------------     --------     ------------
$ 1,000,000 - $ 1,999,999         2               8.33%       $  2,788,293         1.47x          8.703%          70%
  2,000,000 -   2,999,999         2              16.33           5,466,802         1.93           8.710           71
  4,000,000 -   4,999,999         1              13.87           4,642,872         1.69           8.531           63
  7,000,000 -   7,999,999         1              22.11           7,400,272         1.60           8.531           65
 12,000,000 -  13,999,999         1              39.36          13,176,907         1.66           8.531           58
                                ---             ------         -----------         ----           -----          ----
                                  7             100.00%       $ 33,475,147         1.68x          8.575%          63%
Total                           ===             ======         ===========         ====           =====          ====


                     DISTRIBUTION OF CUT-OFF DATE BALANCES

                                  LOAN GROUP 2

                                                                                 WEIGHTED       WEIGHTED
                                            PERCENTAGE OF                      AVERAGE DEBT     AVERAGE        WEIGHTED
                              NUMBER OF       AGGREGATE       CUT-OFF DATE       SERVICE        CURRENT        AVERAGE
      CUT-OFF DATE            MORTGAGE      CUT-OFF DATE       PRINCIPAL         COVERAGE       MORTGAGE     CUT-OFF DATE
   PRINCIPAL BALANCES           LOANS          BALANCE          BALANCE           RATIO           RATE        LTV RATIO
-------------------------     ---------     -------------     ------------     ------------     --------     ------------
$   137,790 - $   499,999          7              0.57%       $  2,409,938         1.36x          8.301%          66%
    500,000 -     999,999         17              3.15          13,327,582         1.59           9.358           64
  1,000,000 -   1,999,999         44             15.38          65,110,560         1.55           9.300           66
  2,000,000 -   2,999,999         17              9.65          40,854,601         1.50           9.150           68
  3,000,000 -   3,999,999         12             10.04          42,501,671         1.68           9.556           63
  4,000,000 -   4,999,999          9              9.38          39,698,753         1.36           9.205           70
  5,000,000 -   5,999,999          6              7.48          31,683,485         1.40           9.250           70
  6,000,000 -   6,999,999          5              7.59          32,150,453         1.53           9.089           72
  7,000,000 -   7,999,999          2              3.47          14,710,230         1.39           9.019           73
  8,000,000 -   8,999,999          2              3.98          16,862,341         1.55           9.791           67
  9,000,000 -   9,999,999          2              4.52          19,150,000         1.59           9.046           72
 10,000,000 -  11,999,999          1              2.81          11,876,625         1.65           9.825           68
 12,000,000 -  13,999,999          3              8.87          37,552,254         1.42           9.093           65
 14,000,000 -  16,999,999          2              7.44          31,487,890         1.62           9.702           63
 20,000,000 -  24,999,999          1              5.66          23,970,819         1.19           8.500           68
                                 ---            ------        ------------         ----           -----          ---
   Total/Weighted Average        130            100.00%       $423,347,204         1.50x          9.258%          67%
                                 ===            ======        ============         ====           =====          ===

                      DISTRIBUTION OF YEAR OF ORIGINATION

                                 MORTGAGE POOL

                                      PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                        AGGREGATE                          AVERAGE        AVERAGE        WEIGHTED
                        NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE       AVERAGE
                        MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
YEAR OF ORIGINATION       LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
-------------------     ---------     -------------     ------------     ------------     --------     ------------
        1993                 5              1.24%       $  5,642,654         1.70x          9.000%          55%
        1994                13              8.91          40,684,426         1.64           8.972           62
        1995                29             17.99          82,180,604         1.47           8.759           70
        1996                90             71.87         328,314,666         1.51           9.353           67
                           ---            ------        ------------         ----           -----           --
Total/Weighted
      Average              137            100.00%       $456,822,350         1.51x          9.208%          67%
                           ===            ======        ============         ====           =====           ==

                      DISTRIBUTION OF YEAR OF ORIGINATION

                                  LOAN GROUP 1

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                           AGGREGATE                          AVERAGE        AVERAGE        WEIGHTED
                           NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE       AVERAGE
                           MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
 YEAR OF ORIGINATION         LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
----------------------     ---------     -------------     ------------     ------------     --------     ------------
         1994                  5              88.46%       $ 29,6l0,647       1.63x            8.531%          62%
         1996                  2              11.54           3,864,500       2.07             8.908           73
                               -             ------          ----------       ----             -----           --
Total/Weighted Average         7             100.00%       $ 33,475,147       1.68x            8.575%          63%
                               =             ======          ==========       ====             =====           ==

                      DISTRIBUTION OF YEAR OF ORIGINATION

                                  LOAN GROUP 2

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED     WEIGHTED
                                           AGGREGATE                          AVERAGE        AVERAGE      AVERAGE
                           NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE     CUT-OFF
                           MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST       DATE
 YEAR OF ORIGINATION         LOANS          BALANCE          BALANCE           RATIO           RATE         LTV
----------------------     ---------     -------------     ------------     ------------     --------     --------
         1993                   5              1.33%       $  5,642,654         1.70x          9.000%        55%
         1994                   8              2.62          11,073,779         1.66          10.152         61
         1995                  29             19.41          82,180,604         1.47           8.759         70
         1996                  88             76.64         324,450,167         1.50           9.358         67
                              ---            ------        ------------         ----          ------         --
Total/Weighted Average        130            100.00%       $423,347,204         1.50x          9.258%        67%
                              ===            ======        ============         ====          ======         ==

                     DISTRIBUTION OF CURRENT MORTGAGE RATES

                                 MORTGAGE POOL

                                                                              WEIGHTED       WEIGHTED
                                         PERCENTAGE OF                        AVERAGE        AVERAGE        WEIGHTED
                           NUMBER OF       AGGREGATE       CUT-OFF DATE     DEBT SERVICE     CURRENT        AVERAGE
  RANGE OF MORTGAGE        MORTGAGE      CUT-OFF DATE       PRINCIPAL         COVERAGE       MORTGAGE     CUT-OFF DATE
    INTEREST RATES           LOANS          BALANCE          BALANCE           RATIO           RATE        LTV RATIO
----------------------     ---------     -------------     ------------     ------------     --------     ------------
     7.501% -  7.750%           1              0.96%       $  4,371,318         1.79x          7.750%          72%
     7.751  -  8.000           17              5.50          25,135,809         1.41           8.000           73
     8.001  -  8.250            7              6.03          27,566,818         1.32           8.181           77
     8.251  -  8.500            3              6.48          29,623,316         1.32           8.488           67
     8.501  -  8.750           14             16.72          76,387,996         1.53           8.639           67
     8.751  -  9.000           27             12.85          58,705,070         1.51           8.940           68
     9.001  -  9.250            6              3.61          16,480,660         1.53           9.120           70
     9.251  -  9.500           11              6.64          30,329,576         1.47           9.408           67
     9.501  -  9.750           14             15.40          70,366,301         1.52           9.683           65
     9.751  - 10.000           16             15.04          68,709,337         1.57           9.911           64
    10.001  - 10.250           13              6.42          29,336,993         1.60          10.097           67
    10.251  - 10.500            1              0.72           3,271,473         1.26          10.500           66
    10.501  - 10.750            5              2.45          11,172,431         1.68          10.717           58
    10.751  - 11.950            2              1.17           5,365,254         2.24          11.459           40
                              ---            ------        ------------         ----           -----           --
Total/Weighted Average        137            100.00%       $456,822,350         1.51x          9.208%          67%
                              ===            ======        ============         ====           =====           ==

                     DISTRIBUTION OF CURRENT MORTGAGE RATES

                                  LOAN GROUP 1

                                                                              WEIGHTED       WEIGHTED
                                         PERCENTAGE OF                        AVERAGE        AVERAGE        WEIGHTED
       RANGE OF            NUMBER OF       AGGREGATE       CUT-OFF DATE     DEBT SERVICE     CURRENT        AVERAGE
       MORTGAGE            MORTGAGE      CUT-OFF DATE       PRINCIPAL         COVERAGE       MORTGAGE     CUT-OFF DATE
    INTEREST RATES           LOANS          BALANCE          BALANCE           RATIO           RATE        LTV RATIO
----------------------     ---------     -------------     ------------     ------------     --------     ------------
    8.501% - 8.750%            5              88.46%        $29,610,647         1.63x          8.531%          62%
    8.751  - 9.000             2              11.54           3,864,500         2.07           8.908           73
                             ---             ------         -----------         ----           -----           --
Total/Weighted Average         7             100.00%        $33,475,147         1.68x          8.575%          63%
                             ===             ======         ===========         ====           =====           ==

                     DISTRIBUTION OF CURRENT MORTGAGE RATES

                                  LOAN GROUP 2

                                                                               WEIGHTED       WEIGHTED
                                          PERCENTAGE OF                        AVERAGE        AVERAGE        WEIGHTED
                            NUMBER OF       AGGREGATE       CUT-OFF DATE     DEBT SERVICE     CURRENT        AVERAGE
       RANGE OF             MORTGAGE      CUT-OFF DATE       PRINCIPAL         COVERAGE       MORTGAGE     CUT-OFF DATE
MORTGAGE INTEREST RATES       LOANS          BALANCE          BALANCE           RATIO           RATE        LTV RATIO
-----------------------     ---------     -------------     ------------     ------------     --------     ------------
       7.501% -  7.750%         1              1.03%       $  4,371,318         1.79x          7.750%          72%
       7.751  -  8.000         17              5.94          25,135,809         1.41           8.000           73
       8.001  -  8.250          7              6.51          27,566,818         1.32           8.181           77
       8.251  -  8.500          3              7.00          29,623,316         1.32           8.488           67
       8.501  -  8.750          9             11.05          46,777,349         1.47           8.708           70
       8.751  -  9.000         25             12.95          54,840,570         1.48           8.942           68
       9.001  -  9.250          6              3.89          16,480,660         1.53           9.120           70
       9.251  -  9.500         11              7.16          30,329,576         1.47           9.408           67
       9.501  -  9.750         14             16.62          70,366,301         1.52           9.683           65
       9.751  - 10.000         16             16.23          68,709,337         1.57           9.911           64
      10.001  - 10.250         13              6.93          29,336,993         1.60          10.097           67
      10.251  - 10.500          1              0.77           3,271,473         1.26          10.500           66
      10.501  - 10.750          5              2.64          11,172,431         1.68          10.717           58
      10.751  - 11.950          2              1.27           5,365,254         2.24          11.459           40
                              ---            ------        ------------         ----          ------
 Total/Weighted Average       130            100.00%       $423,347,204         1.50x          9.258%          67%
                              ===            ======        ============         ====          ======           ==

                         DISTRIBUTION OF PAYMENT TYPES

                                 MORTGAGE POOL

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                           AGGREGATE                          AVERAGE        AVERAGE        WEIGHTED
                           NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE       AVERAGE
                           MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
     PAYMENT TYPE            LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
----------------------     ---------     -------------     ------------     ------------     --------     ------------
Amortizing Balloon            112             76.89%       $351,250,284         1.48x          9.070%          68%
IO then Amort. Balloon         10             18.73          85,557,225         1.56           9.664           67
Cash Flow Balloon               9              1.89           8,634,525         1.63           9.000           62
Fully Amortizing                6              2.49          11,380,317         1.91          10.187           51
                                                                                                               --
                              ---            ------        ------------         ----          ------
Total/Weighted Average        137            100.00%       $456,822,350         1.51x          9.208%          67%
                              ===            ======        ============         ====          ======           ==

                         DISTRIBUTION OF PAYMENT TYPES

                                  LOAN GROUP 1

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED     WEIGHTED
                                           AGGREGATE                          AVERAGE        AVERAGE      AVERAGE
                           NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE     CUT-OFF
                           MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST       DATE
     PAYMENT TYPE            LOANS          BALANCE          BALANCE           RATIO           RATE         LTV
----------------------     ---------     -------------     ------------     ------------     --------     --------
Amortizing Balloon             7             100.00%        $33,475,147         1.68x          8.575%        63%
                               -             ------          ----------         ----           -----         ==
Total/Weighted Average         7             100.00%        $33,475,147         1.68x          8.575%        63%
                               =             ======          ==========         ====           =====         ==

                         DISTRIBUTION OF PAYMENT TYPES

                                  LOAN GROUP 2

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                           AGGREGATE                        AVERAGE DEBT     AVERAGE        WEIGHTED
                           NUMBER OF     CUT-OFF DATE      CUT-OFF DATE       SERVICE        MORTGAGE       AVERAGE
                           MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE
     PAYMENT TYPE            LOANS          BALANCE          BALANCE           RATIO           RATE           LTV
----------------------     ---------     -------------     ------------     ------------     --------     ------------
Amortizing Balloon            105             75.06%       $317,775,137       1.46x             9.122%         68%
IO then Amort. Balloon         10             20.21          85,557,225       1.56              9.664          67
Cash Flow Balloon               9              2.04           8,634,525       1.63              9.000          62
Fully Amortizing                6              2.69          11,380,317       1.91             10.187          51
                              ---            ------        ------------       ----             -----          ---
Total/Weighted Average        130            100.00%       $423,347,204       1.50x            9.258%          67%
                              ===            ======        ============       ====             =====          ===

                           DISTRIBUTION OF SEASONING

                                 MORTGAGE POOL

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                           AGGREGATE                          AVERAGE        AVERAGE        WEIGHTED
                           NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE       AVERAGE        WEIGHTED
       RANGE OF            MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE      AVERAGE
   SEASONING (MOS.)          LOANS          BALANCE          BALANCE           RATIO           RATE           LTV          SEASONING
----------------------     ---------     -------------     ------------     ------------     --------     ------------     ---------
       New Loan                 1              1.88%       $  8,585,000         1.79x          9.850%          66%              0
        1 -  5                 49             45.31         206,965,161         1.48           9.500           66               3
        6 - 10                 59             30.28         138,305,604         1.51           8.933           70               8
       11 - 20                 10             12.40          56,639,505         1.48           8.903           69              15
       21 - 30                 13              8.91          40,684,426         1.64           8.972           62              25
       31 - 40                  5              1.24           5,642,654         1.70           9.000           55              35
                              ---            ------        ------------         ----           -----           --              --
Total/Weighted Average        137            100.00%       $456,822,350         1.51x          9.208%          67%              8
                              ===            ======        ============         ====           =====           ==              ==

                           DISTRIBUTION OF SEASONING

                                  LOAN GROUP 1

                                    PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                      AGGREGATE                          AVERAGE        AVERAGE         WEIGHTED
                      NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT  SERVICE    MORTGAGE        AVERAGE        WEIGHTED
    RANGE OF          MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE      AVERAGE
SEASONING (MOS.)        LOANS          BALANCE          BALANCE           RATIO           RATE           LTV          SEASONING
-----------------     ---------     -------------     ------------     ------------     --------     ------------     ---------
   4 - 5                  2              11.54%       $  3,864,500       2.07x            8.908%          73%              4
  21 - 30                 5              88.46          29,610,647       1.63             8.531           62              25
                        ---             ------         -----------       ----             -----          ---             ---
   Total                  7             100.00%       $ 33,475,147       1.68x            8.575%          63%             23
                        ===             ======         ===========       ====             =====          ===             ===

                           DISTRIBUTION OF SEASONING

                                  LOAN GROUP 2

                                    PERCENTAGE OF                        WEIGHTED       WEIGHTED
                                      AGGREGATE                        AVERAGE DEBT     AVERAGE        WEIGHTED       WEIGHTED
                      NUMBER OF     CUT-OFF DATE      CUT-OFF DATE       SERVICE        MORTGAGE       AVERAGE         AVERAGE
    RANGE OF          MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE     SEASONING
SEASONING (MOS.)        LOANS          BALANCE          BALANCE           RATIO           RATE           LTV           (MOS.)
-----------------     ---------     -------------     ------------     ------------     --------     ------------     ---------
New Loan                   1              2.03%       $  8,585,000       1.79             9.850%          66%              0
 1 -  5                   47             47.97         203,100,662       1.47             9.512           66               3
 6 - 10                   59             32.67         138,305,604       1.51             8.933           70               8
11 - 20                   10             13.38          56,639,505       1.48             8.903           69              15
21 - 30                    8              2.62          11,073,779       1.66            10.152           61              24
31 - 40                    5              1.33           5,642,654       1.70             9.000           55              35
                         ---            ------        ------------       ----            ------           --              --
Total                    130            100.00%       $423,347,204       1.50             9.258%          67%              7
                         ===            ======        ============       ====            ======           ==              ==

                  DISTRIBUTION OF REMAINING TERMS TO MATURITY

                                 MORTGAGE POOL

                                                                                                                     WEIGHTED
                                        PERCENTAGE OF                      WEIGHTED      WEIGHTED                    AVERAGE
                                          AGGREGATE                        AVERAGE       AVERAGE       WEIGHTED      REMAINING
                           NUMBER OF    CUT-OFF DATE     CUT-OFF DATE    DEBT SERVICE    MORTGAGE      AVERAGE      TERM TO
   RANGE OF REMAINING        MORTGAGE    PRINCIPAL       PRINCIPAL        COVERAGE      INTEREST    CUT-OFF DATE     MATURITY
TERMS TO MATURITY (MOS.)       LOANS      BALANCE         BALANCE          RATIO          RATE          LTV           (MOS.)
------------------------   ---------    -------------    ------------    ------------    --------    ------------    --------
        31 -  60               14            19.50%      $ 89,066,273        1.47x         9.409%         68%            53
        61 -  90               23            21.08         96,293,910        1.50          9.130          67             76
        91 - 120               86            52.13        238,159,506        1.54          9.174          66            111
       151 - 180               11             6.18         28,215,104        1.50          9.059          68            172
       181 - 210                1             0.26          1,187,252        1.28          8.125          79            182
       211 - 240                1             0.35          1,598,372        1.25         11.950          52            239
       271 - 300                1             0.50          2,301,934        1.59          8.625          72            292
                              ---           ------       ------------        ----          -----          --            ---
 Total/Weighted Average       137           100.00%      $456,822,350        1.51x         9.208%         67%            98
                              ===           ======       ============        ====          =====          ==            ===

                  DISTRIBUTION OF REMAINING TERMS TO MATURITY

                                  LOAN GROUP 1

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED                      WEIGHTED
                                           AGGREGATE                        AVERAGE DEBT     AVERAGE        WEIGHTED        AVERAGE
                           NUMBER OF     CUT-OFF DATE      CUT-OFF DATE       SERVICE        MORTGAGE       AVERAGE        REMAINING
  RANGE OF REMAINING       MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE      TERM TO
  TERMS TO MATURITY          LOANS          BALANCE          BALANCE           RATIO           RATE           LTV          MATURITY
----------------------     ---------     -------------     ------------     ------------     --------     ------------     ---------
       61 -  90                1               8.49%       $  2,840,738         2.27x          8.875%          75%             80
       91 - 120                6              91.51          30,634,409         1.62           8.547           62              96
                              --             ------        ------------         ----           -----           --              --
Total/Weighted Average         7             100.00%       $ 33,475,147         1.68x          8.575%          63%             94
                              ==             ======        ============         ====           =====           ==              ==

                  DISTRIBUTION OF REMAINING TERMS TO MATURITY

                                  LOAN GROUP 2

                                                                                                                        WEIGHTED
                                         PERCENTAGE OF                     WEIGHTED      WEIGHTED                        AVERAGE
                                           AGGREGATE                     AVERAGE DEBT    AVERAGE        WEIGHTED       REMAINING
                            NUMBER OF    CUT-OFF DATE    CUT-OFF DATE      SERVICE       MORTGAGE       AVERAGE         TERM TO
  RANGE OF REMAINING        MORTGAGE       PRINCIPAL      PRINCIPAL        COVERAGE      INTEREST     CUT-OFF DATE      MATURITY
TERMS TO MATURITY (MOS.)      LOANS         BALANCE        BALANCE          RATIO          RATE           LTV            (MOS.)
------------------------   ---------    -------------   ------------    ------------    --------     ------------     ------------
        31 -  60                14         21.04%       $ 89,066,273        1.47x         9.409%          68%              53
        61 -  90                22         22.07          93,453,173        1.47          9.138           67               76
        91 - 120                80         49.02         207,525,097        1.53          9.267           67              114
       151 - 180                11          6.66          28,215,104        1.50          9.059           68              172
       181 - 210                 1          0.28           1,187,252        1.28          8.125           79              182
       211 - 240                 1          0.38           1,598,372        1.25         11.950           52              239
       271 - 300                 1          0.54           2,301,934        1.59          8.625           72              292
                               ---        ------        ------------        ----          -----          ---              ---
 Total/Weighted Average        130        100.00%       $423,347,204        1.50x         9.258%          67%              98
                               ===        ======        ============        ====          =====          ===              ===


                  DISTRIBUTION OF ORIGINAL AMORTIZATION TERMS

                                 MORTGAGE POOL

                                          PERCENTAGE OF                      WEIGHTED      WEIGHTED                      WEIGHTED
                                            AGGREGATE                        AVERAGE       AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF    CUT-OFF DATE     CUT-OFF DATE    DEBT SERVICE    MORTGAGE      AVERAGE         ORIGINAL
    RANGE OF ORIGINAL        MORTGAGE       PRINCIPAL       PRINCIPAL        COVERAGE      INTEREST    CUT-OFF DATE    AMORTIZATION
AMORTIZATION TERMS (MOS.)      LOANS         BALANCE         BALANCE          RATIO          RATE          LTV         TERM (MOS.)
-------------------------    ---------    -------------    ------------    ------------    --------    ------------    ------------
        91 - 120                  1             0.21%      $    938,228        2.07x         8.125%         36%             120
       151 - 180                  4             1.73          7,924,219        2.01         10.453          49              180
       211 - 240                 10             5.97         27,286,162        1.73         10.094          63              240
       241 - 270                  1             1.43          6,554,925        1.61          9.020          69              241
       271 - 300                 83            53.73        245,468,017        1.54          9.367          67              300
       301 - 330                  3             2.63         12,028,128        1.38          8.964          73              324
       331 - 360                 35            34.29        156,622,67l        1.41          8.775          69              358
                                ---           ------       ------------        ----         ------          --              ---
 Total/Weighted Average         137           100.00%      $456,822,350        1.51x         9.208%         67%             314
                                ===            ======      ============        ====          =====          ==              ===



                  DISTRIBUTION OF ORIGINAL AMORTIZATION TERMS

                                  LOAN GROUP 1

                                         PERCENTAGE OF                      WEIGHTED      WEIGHTED                     WEIGHTED
                                           AGGREGATE                        AVERAGE       AVERAGE       WEIGHTED       AVERAGE
                             NUMBER OF   CUT-OFF DATE     CUT-OFF DATE    DEBT SERVICE    MORTGAGE      AVERAGE        ORIGINAL
    RANGE OF ORIGINAL        MORTGAGE      PRINCIPAL       PRINCIPAL        COVERAGE      INTEREST    CUT-OFF DATE   AMORTIZATION
AMORTIZATION TERMS (MOS.)      LOANS        BALANCE         BALANCE          RATIO          RATE          LTV        TERM (MOS.)
-------------------------    ---------   -------------    ------------    ------------    --------    ------------   ------------
211 - 240                        1             3.06%      $  1,023,762        1.49x         9.000%         68%            240
271 - 300                        1             8.49          2,840,738        2.27          8.875          75             300
331 - 360                        5            88.46         29,610,647        1.63          8.531          62             360
                               ---           ------       ------------        ----          -----          --             ---
Total/Weighted Average           7           100.00%      $ 33,475,147        1.68x         8.575%         63%            351
                               ===           ======       ============        ====          =====          ==             ===


                  DISTRIBUTION OF ORIGINAL AMORTIZATION TERMS

                                  LOAN GROUP 2

                                          PERCENTAGE OF                      WEIGHTED       WEIGHTED     WEIGHTED       WEIGHTED
                                            AGGREGATE                        AVERAGE        AVERAGE      AVERAGE        AVERAGE
                             NUMBER OF    CUT-OFF DATE     CUT-OFF DATE    DEBT SERVICE     MORTGAGE     CUT-OFF        ORIGINAL
    RANGE OF ORIGINAL        MORTGAGE       PRINCIPAL       PRINCIPAL        COVERAGE       INTEREST       DATE       AMORTIZATION
AMORTIZATION TERMS (MOS.)      LOANS         BALANCE         BALANCE          RATIO           RATE         LTV        TERM (MOS.)
-------------------------    ---------    -------------    ------------    ------------     --------     --------     ------------
        91 - 120                  1             0.22%      $    938,228        2.07x          8.125%        36%            120
       151 - 180                  4             1.87          7,924,219        2.01          10.453         49             180
       211 - 240                  9             6.20         26,262,400        1.73          10.136         63             240
       241 - 270                  1             1.55          6,554,925        1.61           9.020         69             241
       271 - 300                 82            57.31        242,627,279        1.53           9.372         67             300
       301 - 330                  3             2.84         12,028,128        1.38           8.964         73             324
       331 - 360                 30            30.00        127,012,024        1.36           8.832         70             357
                                ---           ------       ------------        ----          ------         --             ---
 Total/Weighted Average         130           100.00%      $423,347,204        1.50x          9.258%        67%            311
                                ===           ======       ============        ====           =====         ==             ===


                  DISTRIBUTION OF REMAINING AMORTIZATION TERMS

                                 MORTGAGE POOL

                                         PERCENTAGE OF                        WEIGHTED       WEIGHTED                     WEIGHTED
                                           AGGREGATE                          AVERAGE        AVERAGE      WEIGHTED        AVERAGE
                            NUMBER OF    CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE     MORTGAGE     AVERAGE         REMAINING
   RANGE OF REMAINING       MORTGAGE      PRINCIPAL        PRINCIPAL         COVERAGE       INTEREST     CUT-OFF DATE   AMORTIZATION
AMORTIZATION TERMS (MOS.)     LOANS        BALANCE          BALANCE           RATIO           RATE          LTV          TERM (MOS.)
-------------------------   ---------   -------------     ------------     ------------     --------     ------------   ------------
        91 - 120                 1           0.21%       $    938,228         2.07x          8.125%          36%             109
       151 - 180                 5           1.82           8,322,115         2.01          10.383           49              176
       181 - 210                 1           0.35           l,605,796         1.71           9.000           55              204
       211 - 240                16           7.21          32,942,945         1.73           9.935           62              236
       241 - 270                 3           1.77           8,078,508         1.56           9.016           71              244
       271 - 300                74          51.84         236,833,492         1.53           9.380           67              296
       301 - 330                 3           2.63          12,028,128         1.38           8.964           73              322
       331 - 360                34          34.16         156,073,137         1.41           8.768           69              349
                               ---         ------        ------------         ----          ------           --              ---
 Total/Weighted Average        137         100.00%       $456,822,350         1.51x          9.208%          67%             306
                               ===         ======        ============         ====           =====           ==              ===

                  DISTRIBUTION OF REMAINING AMORTIZATION TERMS

                                  LOAN GROUP 1

                                           PERCENTAGE OF                       WEIGHTED       WEIGHTED                   WEIGHTED
                                             AGGREGATE                         AVERAGE        AVERAGE      WEIGHTED      AVERAGE
                              NUMBER OF    CUT-OFF DATE      CUT-OFF DATE    DEBT SERVICE     MORTGAGE     AVERAGE      REMAINING
   RANGE OF REMAINING        MORTGAGE       PRINCIPAL        PRINCIPAL        COVERAGE       INTEREST    CUT-OFF DATE  AMORTIZATION
AMORTIZATION TERMS (MOS.)      LOANS         BALANCE          BALANCE          RATIO           RATE          LTV       TERM (MOS.)
-------------------------    ---------    -------------     ------------    ------------     --------    ------------  ------------
       211 - 240                 1              3.06%       $  1,023,762        1.49x          9.000%        68%          236
       271 - 300                 1              8.49           2,840,738        2.27           8.875         75           296
       331 - 360                 5             88.46          29,610,647        1.63           8.531         62           334
                               ---            ------         -----------        ----           -----         --           ---
 Total/Weighted Average          7            100.00%       $ 33,475,147        1.68x          8.575%        63%          328
                               ===            ======         ===========        ====           =====         ==           ===


                  DISTRIBUTION OF REMAINING AMORTIZATION TERMS

                                  LOAN GROUP 2

                                          PERCENTAGE OF                        WEIGHTED      WEIGHTED                    WEIGHTED
                                            AGGREGATE                          AVERAGE       AVERAGE       WEIGHTED      AVERAGE
                            NUMBER OF     CUT-OFF DATE      CUT-OFF DATE     DEBT SERVICE    MORTGAGE      AVERAGE      REMAINING
   RANGE OF REMAINING       MORTGAGE        PRINCIPAL        PRINCIPAL         COVERAGE      INTEREST    CUT-OFF DATE  AMORTIZATION
AMORTIZATION TERMS (MOS.)     LOANS          BALANCE          BALANCE           RATIO          RATE         LTV        TERM (MOS.)
-------------------------   ---------     -------------     ------------     ------------    --------   ------------   ------------
        91 - 120                 1              0.22%       $    938,228         2.07x         8.125%        36%          109
       151 - 180                 5              1.97           8,322,115         2.01         10.383         49           176
       181 - 210                 1              0.38           1,605,796         1.71          9.000         55           204
       211 - 240                15              7.54          31,919,183         1.74          9.965         62           236
       241 - 270                 3              1.91           8,078,508         1.56          9.016         71           244
       271 - 300                73             55.27         233,992,754         1.53          9.386         67           296
       301 - 330                 3              2.84          12,028,128         1.38          8.964         73           322
       331 - 360                29             29.87         126,462,490         1.36          8.823         70           352
                               ---            ------        ------------         ----          -----         --           ---
 Total/Weighted Average        130            100.00%       $423,347,204         1.50x         9.258%        67%          305
                               ===            ======        ============         ====          =====         ==           ===

                PREPAYMENT LOCK-OUT/PREPAYMENT PREMIUM ANALYSIS
                     OUTSTANDING PRINCIPAL BALANCE ANALYSIS

                                 MORTGAGE POOL

                                DEC. 1, 1996     DEC. 1, 1997     DEC. 1, 1998     DEC. 1, 1999     DEC. 1, 2000     DEC. 1, 2001
                                ------------     ------------     ------------     ------------     ------------     ------------
Locked Out                           19.94%           18.34%           13.33%            8.14%            6.39%            4.61%
Yield Maintenance                    72.86            74.46            79.45            77.09            75.49            77.11
5.00 - 5.99%                          0.00             0.00             0.00             0.96             0.00             0.00
4.00 - 4.99%                          0.00             0.00             0.00             0.00             0.99             0.00
3.00 - 3.99%                          6.48             0.00             0.00             0.82             0.00             1.12
2.00 - 2.99%                          0.72             7.21             0.00             0.43             0.84             0.00
1.00 - 1.99%                          0.00             0.00             7.22             6.03             3.40             0.95
No Penalty                            0.00             0.00             0.00             6.52            12.89            16.21
                                    ------           ------           ------           ------           ------           ------
Total                               100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
                                    ======           ======           ======           ======           ======           ======
Aggregate Principal Balance
  of the Mortgage Loans
  ($ Millions)(a)                 $ 456.82         $ 452.26         $ 446.67         $ 440.54         $ 423.90         $ 365.85
Percentage of Aggregate
  Cut-off Date Balance of
  the Mortgage Loans
  Outstanding                       100.00%           99.00%           97.78%           96.44%           92.79%           80.09%

                             DEC. 1, 2002     DEC. 1, 2003     DEC. 1, 2004     DEC. 1, 2005     DEC. 1, 2006
                             ------------     ------------     ------------     ------------     ------------
Locked Out                         5.08%            6.30%            7.33%            5.38%            0.00%
Yield Maintenance                 72.28            73.85            84.10            47.36            29.28
5.00 - 5.99%                       0.00             0.00             0.00             2.29            45.57
4.00 - 4.99%                       0.00             0.00             0.00             0.00            17.94
3.00 - 3.99%                       1.24             0.54             0.00             0.00             0.00
2.00 - 2.99%                       1.23             1.54             0.62             0.00             0.00
1.00 - 1.99%                       0.15             4.10             4.71             0.86             7.21
No Penalty                        20.01            13.67             3.24            44.11             0.00
                                 ------           ------           ------           ------           ------
Total                            100.00%          100.00%          100.00%          100.00%          100.00%
                                 ======           ======           ======           ======           ======
Aggregate Principal Balance
  of the Mortgage Loans
  ($ Millions)(a)              $ 327.34         $ 259.99         $ 219.68         $ 205.93         $  25.79
Percentage of Aggregate
  Cut-off Date Balance of
  the Mortgage Loans
  Outstanding                     71.66%           56.91%           48.09%           45.08%            5.64%

(a) Based upon the Maturity Assumptions and a 0% CPR.

                PREPAYMENT LOCK-OUT/PREPAYMENT PREMIUM ANALYSIS
                     OUTSTANDING PRINCIPAL BALANCE ANALYSIS

                                  LOAN GROUP 1

                                  DEC. 1, 1996     DEC. 1, 1997     DEC. 1, 1998     DEC. 1, 1999     DEC. 1, 2000     DEC. 1, 2001
                                  ------------     ------------     ------------     ------------     ------------     ------------
Locked out                            11.54%            3.03%            3.00%            0.00%            0.00%            0.00%
Yield Maintenance                      0.00             8.47             8.45            11.38            11.31            11.23
5.00 - 5.99%                           0.00             0.00             0.00             0.00             0.00             0.00
4.00 - 4.99%                           0.00             0.00             0.00             0.00             0.00             0.00
3.00 - 3.99%                          88.46             0.00             0.00             0.00             0.00             0.00
2.00 - 2.99%                           0.00            88.50             0.00             0.00             0.00             0.00
1.00 - 1.99%                           0.00             0.00            88.56             0.00             0.00             0.00
No Penalty                             0.00             0.00             0.00            88.62            88.69            88.77
                                     ------           ------           ------           ------           ------           ------
Total                                100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
                                     ======           ======           ======           ======           ======           ======
Aggregate Principal Balance
  of the Mortgage Loans
  ($ Millions)(a)                    $33.48           $33.15           $32.78           $32.39           $31.96           $31.50
Percentage of Cut-off Date
  Balance of the Mortgage
  Loans Outstanding                  100.00%           99.01%           97.93%           96.76%           95.48%           94.09%

                               DEC. 1, 2002     DEC. 1, 2003     DEC. 1, 2004     DEC. 1, 2005     DEC. 1, 2006
                               ------------     ------------     ------------     ------------     ------------
Locked out                          0.00%            0.00%            0.00%            0.00%           0.00%
Yield Maintenance                  11.14             3.00           100.00           100.00            0.00
5.00 - 5.99%                        0.00             0.00             0.00             0.00            0.00
4.00 - 4.99%                        0.00             0.00             0.00             0.00            0.00
3.00 - 3.99%                        0.00             0.00             0.00             0.00            0.00
2.00 - 2.99%                        0.00             0.00             0.00             0.00            0.00
1.00 - 1.99%                        0.00             0.00             0.00             0.00            0.00
No Penalty                         88.86            97.00             0.00             0.00            0.00
                                  ------           ------           ------           ------          ------
Total                             100.00%          100.00%          100.00%          100.00%           0.00%
                                  ======           ======           ======           ======          ======
Aggregate Principal Balance
  of the Mortgage Loans
  ($ Millions)(a)                 $30.99           $27.92            $0.80            $0.76           $0.00
Percentage of Cut-off Date
  Balance of the Mortgage
  Loans Outstanding                92.58%           83.40%            2.39%            2.27%           0.00%

(a) Based upon the Maturity Assumptions and a 0% CPR.

                PREPAYMENT LOCK-OUT/PREPAYMENT PREMIUM ANALYSIS
                     OUTSTANDING PRINCIPAL BALANCE ANALYSIS

                                  LOAN GROUP 2

                                  DEC. 1, 1996     DEC. 1, 1997     DEC. 1, 1998     DEC. 1, 1999     DEC. 1, 2000     DEC. 1, 2001
                                  ------------     ------------     ------------     ------------     ------------     ------------
Locked out                             20.61%           19.55%           14.14%            8.79%            6.91%            5.05%
Yield Maintenance                      78.62            79.68            85.08            82.31            80.73            83.31
5.00 - 5.99%                            0.00             0.00             0.00             1.04             0.00             0.00
4.00 - 4.99%                            0.00             0.00             0.00             0.00             1.07             0.00
3.00 - 3.99%                            0.00             0.00             0.00             0.88             0.00             1.23
2.00 - 2.99%                            0.77             0.78             0.00             0.47             0.91             0.00
1.00 - 1.99%                            0.00             0.00             0.78             6.51             3.68             1.04
No Penalty                              0.00             0.00             0.00             0.00             6.71             9.37
                                      ------           ------           ------           ------           ------           ------
Total                                 100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
                                      ======           ======           ======           ======           ======           ======
Aggregate Principal Balance
  of the Mortgage Loans
  ($ Millions)(a)                   $ 423.35         $ 419.11         $ 413.88         $ 408.15         $ 391.93         $ 334.36
Percentage of Cut-off Date
  Balance of the Mortgage
  Loans Outstanding                      100%           99.00%           97.76%           96.41%           92.58%           78.98%

                               DEC. 1, 2002     DEC. 1, 2003     DEC. 1, 2004     DEC. 1, 2005     DEC. 1, 2006
                               ------------     ------------     ------------     ------------     ------------
Locked out                           5.61%            7.06%            7.36%            5.40%           0.00%
Yield Maintenance                   78.68            82.37            84.04            47.17           29.28
5.00 - 5.99%                         0.00             0.00             0.00             2.30           45.57
4.00 - 4.99%                         0.00             0.00             0.00             0.00           17.94
3.00 - 3.99%                         1.37             0.60             0.00             0.00            0.00
2.00 - 2.99%                         1.36             1.73             0.62             0.00            0.00
1.00 - 1.99%                         0.17             4.60             4.73             0.86            7.21
No Penalty                          12.81             3.65             3.25            44.27            0.00
                                   ------           ------           ------           ------          ------
Total                              100.00%          100.00%          100.00%          100.00%         100.00%
                                   ======           ======           ======           ======          ======

Aggregate Principal Balance
  of the Mortgage Loans
  ($ Millions)(a)                $ 296.35         $ 232.07         $ 218.87         $ 205.17          $25.79
Percentage of Cut-off Date
  Balance of the Mortgage
  Loans Outstanding                 70.00%           54.82%           51.70%           48.46%           6.09%

(a) Based upon the Maturity Assumptions and a 0% CPR.